UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: March 31

Registrant is making a filing for 8 of its series:

Wells Fargo Intrinsic Small Cap Value Fund, Wells Fargo Disciplined Small Cap Fund, Wells Fargo Small Cap Value Fund, Wells Fargo Special Small Cap Value Fund, Wells Fargo Traditional Small Cap Growth Fund, Wells Fargo Precious Metals Fund, Wells Fargo Specialized Technology Fund, and Wells Fargo Utility and Telecommunications Fund.

Date of reporting period: March 31, 2019

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

March 31, 2019

Wells Fargo Intrinsic Small Cap Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Intrinsic Small Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Intrinsic Small Cap Value Fund for the 12-month period that ended March 31, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility for much of 2018. Equity investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent if not spectacular economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.50% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 4.22%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 7.41%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.48% while the Bloomberg Barclays Global Aggregate ex-USD Index5 lost 4.13%. The Bloomberg Barclays Municipal Bond Index6 added 5.38%, and the ICE BofAML U.S. High Yield Index7 gained 5.94%.

Trade tensions and U.S. interest rates influenced markets.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The Fed raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June 2018. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September 2018. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX10.

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Intrinsic Small Cap Value Fund	Letter to shareholders (unaudited)

Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Intrinsic Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ann Miletti

Christopher G. Miller, CFA®‡

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFSMX)	3-31-2008	-9.32	4.14	12.28	-3.78	5.38	12.95	1.55	1.36

Class C (WSCDX)	3-31-2008	-5.51	4.60	12.11	-4.51	4.60	12.11	2.30	2.11

Administrator Class (WFSDX)	4-8-2005	–	–	–	-3.65	5.55	13.18	1.47	1.21

Institutional Class (WFSSX)	4-8-2005	–	–	–	-3.45	5.77	13.41	1.22	1.01

Russell 2000® Value Index[3]	–	–	–	–	0.17	5.59	14.12	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	7

Growth of $10,000 investment as of March 31, 2019[4]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through July 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.35% for Class A, 2.10% for Class C, 1.20% for Administrator Class, and 1.00% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[4]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo Intrinsic Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended March 31, 2019.

∎	Stock selection in the financials and information technology (IT) sectors were the largest detractors from performance relative to the benchmark.

∎	Stock selection in the health care and consumer staples sectors contributed the most to performance relative to the benchmark.

Volatility was notable at times in the small-cap market during the period.

The small-cap value segment of the U.S. stock market, represented by the benchmark Russell 2000® Value Index, moved sharply in both directions during the reporting period. The benchmark rose 10% during the second and third quarters of 2018, declined 19% during the fourth quarter of 2018, and then rebounded 12% in the first quarter of 2019 to end the reporting period just 0.17% above where it began. The utilities, communication services, and real estate sectors rose the most while the energy, materials, and consumer staples sectors declined the most during the reporting period. Volatility spiked when the markets declined but remained relatively low for the rest of the period. Across the broader market spectrum, larger-cap and growth stocks generally outperformed smaller-cap and value stocks.

The lowering of corporate taxes, reduction in burdensome regulations, and other progrowth government policies fueled optimism among U.S. businesses and bolstered overall economic activity to continue the nearly 10-year-old economic expansion. U.S. equity markets also benefited from the repatriation of cash held overseas, a significant ramp-up in share buybacks, increased capital spending, initial public offerings, and high-profile merger and acquisition activity. The U.S. economy remained resilient, with the gross domestic product having increased for 19 quarters in a row, unemployment reaching recovery lows, and job openings at recovery highs. Lower personal income taxes and household debt ratios, combined with higher household net worth and new housing starts, contributed to consumer confidence and optimism. However, investor sentiment turned negative during the fourth quarter of 2018 over concerns about inflation, interest rates, trade disputes, and the slowing of global economic growth. While the U.S. government has negotiated agreements with its North American neighbors and Europe, trade discussions with China are still ongoing and creating uncertainty in the market. The U.S. Federal Reserve (Fed) raised its benchmark interest rate three times during the reporting period, most recently to a range of 2.25% to 2.50% at its December 2018 meeting. However, the Fed has pivoted its posture since then and has not raised rates any further. It also has indicated a slowdown in reducing balance sheet assets. The yield curve continued to flatten for most of the reporting period, with the spread between the 3-month and 10-year U.S. Treasury yields briefly inverting in March 2019.

Ten largest holdings (%) as of March 31, 2019[5]

AngioDynamics Incorporated	2.43

Steris plc	2.33

Bio-Rad Laboratories Incorporated Class A	2.30

Webster Financial Corporation	2.22

Sterling Bancorp	2.04

WPX Energy Incorporated	2.02

National General Holdings Corporation	2.01

Cimarex Energy Company	1.98

Four Corners Property Trust Incorporated	1.97

Essent Group Limited	1.94

Throughout all of the market and economic events that occurred during the reporting period, we continued to seek well-positioned companies—those with good business models, strong management teams, and healthy cash flows—trading at attractive discounts to their private market valuations (PMVs). The PMV represents the expected price an investor would pay for the entire company as a stand-alone private entity.

Portfolio holdings in the financials and IT sectors were the largest detractors from relative performance.

Within the financials sector, banks and insurance company holdings underperformed their peers. Banks suffered from the flattening and brief inversion of the yield curve, declining valuation multiples, and generally less lending from late-cycle fears. Regional banks including Ameris Bancorp, Sterling Bancorp, and PacWest Bancorp were the largest detractors. Maiden Holdings, Limited*, a reinsurance company, had ongoing issues with its commercial automobile insurance reserves. When the chief executive officer and chief financial officer were replaced, we lost confidence in the company’s ability to fix these issues and exited our position. Within

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	9

the IT sector, holdings in equipment and peripherals underperformed their peers. Infinera Corporation, a provider of optical networking equipment, was affected by negative investor sentiment related to integration risk and indebtedness from a large acquisition. We exited our position in Diebold Nixdorf, Incorporated, best known for its ATM machines, as it continued to report weak financial results and disappointing forecasts. Utilities were the best-performing sector in the benchmark, rising over 21% during the period, and a lack of exposure to this sector in the portfolio hurt relative performance.

Sector distribution as of March 31, 2019[6]

Stock selection in the health care and consumer staples sectors contributed the most to relative performance.

Holdings in the health care equipment and life sciences industries benefited from the market recognizing their ability to grow profits while keeping up with product innovation. STERIS plc, a medical/surgical equipment company; AngioDynamics, Incorporated, and Integer Holdings Corporation, both medical device providers; and Bio-Rad Laboratories, Incorporated, a life sciences research company, were a few of our holdings that outperformed their peers. In the consumer staples sector, TreeHouse Foods, Incorporated, is a food and beverage manufacturing company that specializes in the production of private-label products. The company had been dealing with competitive pressures that caused the stock to decline in the prior year. However, we retained conviction in the company as a new management team was able to turn around operations and profitability, and we benefited from a 69% gain in the stock for the reporting period.

Our methodology includes buying stocks at a discount to their estimated PMV and selling stocks as they approach or exceed the upper end of their PMV range.

Our disciplined, bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. During the reporting period, our process led us to be overweight the industrials and health care sectors while being underweight the utilities and financials sectors. Through our investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis. Our proprietary database of company acquisitions across industries, sectors, and time frames enables us to maintain a steady foundation for assessing the PMVs of companies compared with their public stock prices. We strive to take advantage of those price discrepancies for the benefit of Fund shareholders by purchasing stocks when we believe they are selling at a discount to their PMV.

Some of these themes may prevail into 2019.

Looking ahead into 2019, interest rates, the policies of the U.S. government, energy prices, and global trade agreements may likely be themes that influence the overall market and the relative performance of the Fund. Lower taxes and reduced regulations already have had an effect on the overall U.S. economy, but a divided U.S. Congress after the 2018 midterm elections may slow down the pace and direction of reform. The U.S. and China are in the middle of intense trade negotiations that could affect bilateral as well as global trade. The U.S. economy is on its way to the longest expansion in history and the aging economic cycle is a constant factor in investor sentiment, but there are still indicators that do not foreshadow a recession in the near future. Most major global economies are expected to slow down, in contrast to the synchronized growth of previous years. The Fed has signaled no further interest rate hikes in the near future as well as a slowdown in the reduction to its balance sheet, which could have a positive effect on the markets.

Please see footnotes on page 7.

10	Wells Fargo Intrinsic Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$917.83	$6.45	1.35%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.79	1.35%
Class C

Actual	$1,000.00	$914.38	$10.02	2.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.46	$10.55	2.10%
Administrator Class

Actual	$1,000.00	$918.25	$5.74	1.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class

Actual	$1,000.00	$919.31	$4.79	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019	Wells Fargo Intrinsic Small Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 96.13%

Communication Services: 0.93%

Entertainment: 0.93%

Lions Gate Entertainment Class B	41,451	$625,914

Consumer Discretionary: 9.75%

Auto Components: 3.58%

American Axle & Manufacturing Holdings Incorporated †	60,228	861,863

Dana Incorporated	52,301	927,820

Gentherm Incorporated †	16,641	613,387

		2,403,070

Diversified Consumer Services: 0.81%

Houghton Mifflin Harcourt Company †	74,219	539,572

Hotels, Restaurants & Leisure: 1.78%

Jack in the Box Incorporated	10,524	853,075

Playa Hotels & Resorts NV †	44,283	337,879

		1,190,954

Internet & Direct Marketing Retail: 1.05%

Groupon Incorporated †	198,630	705,137

Specialty Retail: 1.30%

National Vision Holdings Incorporated †	27,834	874,823

Textiles, Apparel & Luxury Goods: 1.23%

Carter’s Incorporated	8,205	826,982

Consumer Staples: 1.24%

Food Products: 1.24%

TreeHouse Foods Incorporated †	12,929	834,567

Energy: 4.89%

Oil, Gas & Consumable Fuels: 4.89%

Cimarex Energy Company	18,987	1,327,191

Concho Resources Incorporated	3,594	398,790

Matador Resources Company †	10,431	201,631

WPX Energy Incorporated †	103,168	1,352,532

		3,280,144

Financials: 24.20%

Banks: 15.99%

Ameris Bancorp	28,641	983,818

LegacyTexas Financial Group	26,264	982,011

PacWest Bancorp	26,358	991,324

Pinnacle Financial Partners Incorporated	18,969	1,037,604

Renasant Corporation	27,650	935,953

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Intrinsic Small Cap Value Fund	Portfolio of investments—March 31, 2019

Security name	Shares	Value

Banks (continued)

Sterling Bancorp	73,407	$1,367,572

United Community Bank	33,897	845,052

Webster Financial Corporation	29,399	1,489,647

Wintrust Financial Corporation	13,637	918,179

Zions Bancorporation	26,016	1,181,387

		10,732,547

Capital Markets: 1.07%

Stifel Financial Corporation	13,648	720,068

Insurance: 5.19%

CNO Financial Group Incorporated	67,835	1,097,570

First American Financial Corporation	20,109	1,035,614

National General Holdings Corporation	56,950	1,351,424

		3,484,608

Thrifts & Mortgage Finance: 1.95%

Essent Group Limited †	30,018	1,304,282

Health Care: 11.99%

Health Care Equipment & Supplies: 7.74%

AngioDynamics Incorporated †	71,418	1,632,615

Haemonetics Corporation †	10,912	954,582

Integer Holdings Corporation †	13,882	1,046,980

Steris plc	12,208	1,562,990

		5,197,167

Health Care Providers & Services: 0.55%

MEDNAX Incorporated †	13,502	366,849

Life Sciences Tools & Services: 3.70%

Bio-Rad Laboratories Incorporated Class A †	5,047	1,542,767

Bruker Corporation	24,467	940,511

		2,483,278

Industrials: 18.35%

Airlines: 1.13%

Spirit Airlines Incorporated †	14,334	757,695

Building Products: 1.39%

Masonite International Corporation †	18,717	933,791

Commercial Services & Supplies: 5.03%

Advanced Disposal Services Incorporated †	28,946	810,488

Interface Incorporated	59,017	904,140

KAR Auction Services Incorporated	15,518	796,229

Knoll Incorporated	45,909	868,139

		3,378,996

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019	Wells Fargo Intrinsic Small Cap Value Fund	13

Security name	Shares	Value

Machinery: 6.21%

Altra Holdings Incorporated	31,322	$972,548

ITT Incorporated	17,956	1,041,448

Rexnord Corporation †	38,864	977,041

SPX Corporation †	33,793	1,175,658

		4,166,695

Road & Rail: 2.07%

Avis Budget Group Incorporated †	11,599	404,341

Genesee & Wyoming Incorporated Class A †	11,284	983,288

		1,387,629

Trading Companies & Distributors: 2.52%

Air Lease Corporation	25,203	865,723

MRC Global Incorporated †	47,383	828,255

		1,693,978

Information Technology: 12.29%

Communications Equipment: 0.86%

Infinera Corporation †	133,086	577,593

Electronic Equipment, Instruments & Components: 6.04%

Anixter International Incorporated †	16,401	920,260

Avnet Incorporated	24,937	1,081,518

SYNNEX Corporation	9,300	887,127

Zebra Technologies Corporation Class A †	5,558	1,164,568

		4,053,473

IT Services: 2.37%

Conduent Incorporated †	58,283	806,054

WEX Incorporated †	4,092	785,623

		1,591,677

Semiconductors & Semiconductor Equipment: 1.41%

Brooks Automation Incorporated	32,338	948,474

Software: 1.61%

Mimecast Limited †	22,734	1,076,455

Materials: 2.85%

Metals & Mining: 2.85%

Reliance Steel & Aluminum Company	11,255	1,015,876

Royal Gold Incorporated	9,847	895,388

		1,911,264

Real Estate: 9.64%

Equity REITs: 9.64%

Cousins Properties Incorporated	117,840	1,138,334

Four Corners Property Trust Incorporated	44,663	1,322,025

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Intrinsic Small Cap Value Fund	Portfolio of investments—March 31, 2019

Security name		Shares	Value

Equity REITs (continued)

Hudson Pacific Properties Incorporated		28,467	$979,834

Physicians Realty Trust		62,200	1,169,982

Retail Opportunity Investment Corporation		63,850	1,107,159

Taubman Centers Incorporated		14,288	755,549

			6,472,883

Total Common Stocks (Cost $56,658,497)			64,520,565

	Yield
Short-Term Investments: 4.26%

Investment Companies: 4.26%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.38%	2,859,333	2,859,333

Total Short-Term Investments (Cost $2,859,333)			2,859,333

Total investments in securities (Cost $59,517,830)	100.39%	67,379,898

Other assets and liabilities, net	(0.39)	(262,677)

Total net assets	100.00%	$67,117,221

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	4,579,892	14,874,073	19,453,965	0	$37	$69	$30,454	$0
Wells Fargo Government Money Market Fund Select Class	893,311	19,621,400	17,655,378	2,859,333	0	0	34,285	2,859,333

					$37	$69	$64,739	$2,859,333	4.26%

*	No longer held at the end of the period.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2019	Wells Fargo Intrinsic Small Cap Value Fund	15

Assets
Investments in unaffiliated securities, at value (cost $56,658,497)	$64,520,565
Investments in affiliated securities, at value (cost $2,859,333)	2,859,333
Receivable for investments sold	581,788
Receivable for Fund shares sold	22,040
Receivable for dividends	45,748
Prepaid expenses and other assets	29,333

Total assets	68,058,807

Liabilities
Payable for investments purchased	788,280
Payable for Fund shares redeemed	46,243
Management fee payable	36,944
Administration fees payable	10,675
Trustees’ fees and expenses payable	1,928
Distribution fee payable	346
Accrued expenses and other liabilities	57,170

Total liabilities	941,586

Total net assets	$67,117,221

NET ASSETS CONSIST OF
Paid-in capital	$55,685,693
Total distributable earnings	11,431,528

Total net assets	$67,117,221

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$44,028,005
Shares outstanding – Class A1	1,454,513
Net asset value per share – Class A	$30.27
Maximum offering price per share – Class A2	$32.12
Net assets – Class C	$526,121
Shares outstanding – Class C1	18,802
Net asset value per share – Class C	$27.98
Net assets – Administrator Class	$1,164,886
Shares outstanding – Administrator Class[1]	37,707
Net asset value per share – Administrator Class	$30.89
Net assets – Institutional Class	$21,398,209
Shares outstanding – Institutional Class[1]	682,901
Net asset value per share – Institutional Class	$31.33

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Intrinsic Small Cap Value Fund	Statement of operations—year ended March 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $872)	$884,140
Income from affiliated securities	44,493

Total investment income	928,633

Expenses
Management fee	637,288
Administration fees
Class A	99,941
Class C	1,500
Administrator Class	1,548
Institutional Class	33,123
Shareholder servicing fees
Class A	118,978
Class C	1,785
Administrator Class	2,977
Distribution fee
Class C	5,356
Custody and accounting fees	4,652
Professional fees	38,210
Registration fees	60,209
Shareholder report expenses	36,575
Trustees’ fees and expenses	22,368
Other fees and expenses	11,535

Total expenses	1,076,045
Less: Fee waivers and/or expense reimbursements	(149,490)

Net expenses	926,555

Net investment income	2,078

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	4,077,425
Affiliated securities	37

Net realized gains on investments	4,077,462

Net change in unrealized gains (losses) on:
Unaffiliated securities	(6,626,673)
Affiliated securities	(69)

Net change in unrealized gains (losses) on investments	(6,626,742)

Net realized and unrealized gains (losses) on investments	(2,549,280)

Net decrease in net assets resulting from operations	$(2,547,202)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Intrinsic Small Cap Value Fund	17

	Year ended March 31, 2019		Year ended March 31, 2018

Operations
Net investment income (loss)		$2,078		$(122,689)
Net realized gains on investments		4,077,462		8,079,158
Net change in unrealized gains (losses) on investments		(6,626,742)		(1,592,607)

Net increase (decrease) in net assets resulting from operations		(2,547,202)		6,363,862

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	32,828	1,010,693	56,287	1,697,291
Class C	1,268	37,710	3,291	88,944
Administrator Class	13,111	411,209	9,745	302,977
Institutional Class	40,538	1,300,358	134,112	4,360,186

		2,759,970		6,449,398

Payment for shares redeemed
Class A	(199,126)	(6,242,566)	(261,867)	(7,767,468)
Class C	(11,127)	(325,796)	(11,065)	(298,907)
Administrator Class	(17,407)	(542,222)	(115,713)	(3,702,140)
Institutional Class	(221,373)	(7,195,900)	(1,288,079)	(37,985,828)

		(14,306,484)		(49,754,343)

Net decrease in net assets resulting from capital share transactions		(11,546,514)		(43,304,945)

Total decrease in net assets		(14,093,716)		(36,941,083)

Net assets
Beginning of period		81,210,937		118,152,020

End of period		$67,117,221		$81,210,937

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$31.46	$28.92	$23.49	$25.50	$23.53
Net investment income (loss)	(0.04)[1]	(0.08)[1]	(0.15)[1]	0.22 [1]	0.04
Net realized and unrealized gains (losses) on investments	(1.15)	2.62	5.71	(2.09)	1.93

Total from investment operations	(1.19)	2.54	5.56	(1.87)	1.97
Distributions to shareholders from
Net investment income	0.00	0.00	(0.13)	(0.14)	0.00
Net asset value, end of period	$30.27	$31.46	$28.92	$23.49	$25.50
Total return[2]	(3.78)%	8.78%	23.68%	(7.36)%	8.37%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.54%	1.48%	1.47%	1.46%
Net expenses	1.35%	1.35%	1.35%	1.35%	1.40%
Net investment income (loss)	(0.11)%	(0.26)%	(0.57)%	0.95%	0.15%
Supplemental data
Portfolio turnover rate	34%	27%	142%	66%	60%
Net assets, end of period (000s omitted)	$44,028	$50,993	$52,817	$49,898	$817

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Small Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$29.30	$27.14	$22.11	$24.04	$22.35
Net investment loss	(0.25)[1]	(0.28)[1]	(0.39)[1]	(0.00)[1,2]	(0.14)[1]
Net realized and unrealized gains (losses) on investments	(1.07)	2.44	5.42	(1.93)	1.83

Total from investment operations	(1.32)	2.16	5.03	(1.93)	1.69
Net asset value, end of period	$27.98	$29.30	$27.14	$22.11	$24.04
Total return[3]	(4.51)%	7.96%	22.75%	(8.03)%	7.56%
Ratios to average net assets (annualized)
Gross expenses	2.29%	2.29%	2.22%	2.22%	2.21%
Net expenses	2.10%	2.10%	2.10%	2.12%	2.15%
Net investment loss	(0.85)%	(1.02)%	(1.52)%	(0.00)%	(0.62)%
Supplemental data
Portfolio turnover rate	34%	27%	142%	66%	60%
Net assets, end of period (000s omitted)	$526	$840	$989	$285	$304

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$32.06	$29.43	$23.89	$25.95	$23.90
Net investment income (loss)	0.01 [1]	(0.03)[1]	(0.10)[1]	0.22 [1]	0.07 [1]
Net realized and unrealized gains (losses) on investments	(1.18)	2.66	5.80	(2.08)	1.98

Total from investment operations	(1.17)	2.63	5.70	(1.86)	2.05
Distributions to shareholders from
Net investment income	0.00	0.00	(0.16)	(0.20)	0.00
Net asset value, end of period	$30.89	$32.06	$29.43	$23.89	$25.95
Total return	(3.65)%	8.94%	23.86%	(7.17)%	8.58%
Ratios to average net assets (annualized)
Gross expenses	1.46%	1.46%	1.40%	1.37%	1.30%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income (loss)	0.05%	(0.10)%	(0.38)%	0.91%	0.27%
Supplemental data
Portfolio turnover rate	34%	27%	142%	66%	60%
Net assets, end of period (000s omitted)	$1,165	$1,347	$4,355	$4,893	$5,110

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$32.45	$29.73	$24.13	$26.22	$24.19
Net investment income (loss)	0.08 [1]	0.03 [1]	(0.07)[1]	0.33	0.14 [1]
Net realized and unrealized gains (losses) on investments	(1.20)	2.69	5.89	(2.17)	1.99

Total from investment operations	(1.12)	2.72	5.82	(1.84)	2.13
Distributions to shareholders from
Net investment income	0.00	0.00	(0.22)	(0.25)	(0.10)
Net asset value, end of period	$31.33	$32.45	$29.73	$24.13	$26.22
Total return	(3.45)%	9.15%	24.14%	(7.02)%	8.83%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.21%	1.15%	1.12%	1.03%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.24%	0.08%	(0.26)%	1.10%	0.57%
Supplemental data
Portfolio turnover rate	34%	27%	142%	66%	60%
Net assets, end of period (000s omitted)	$21,398	$28,032	$59,991	$71,072	$84,563

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Intrinsic Small Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intrinsic Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are

Notes to financial statements	Wells Fargo Intrinsic Small Cap Value Fund	23

valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $60,005,271 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$11,896,999

Gross unrealized losses	(4,522,372)

Net unrealized gains	$7,374,627

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24	Wells Fargo Intrinsic Small Cap Value Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$625,914	$0	$0	$625,914

Consumer discretionary	6,540,538	0	0	6,540,538

Consumer staples	834,567	0	0	834,567

Energy	3,280,144	0	0	3,280,144

Financials	16,241,505	0	0	16,241,505

Health care	8,047,294	0	0	8,047,294

Industrials	12,318,784	0	0	12,318,784

Information technology	8,247,672	0	0	8,247,672

Materials	1,911,264	0	0	1,911,264

Real estate	6,472,883	0	0	6,472,883

Short-term investments

Investment companies	2,859,333	0	0	2,859,333

Total assets	$67,379,898	$0	$0	$67,379,898

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.850%

Next $500 million	0.825

Next $1 billion	0.800

Next $1 billion	0.775

Next $1 billion	0.750

Next $1 billion	0.730

Next $5 billion	0.720

Over $10 billion	0.710

For the year ended March 31, 2019, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Intrinsic Small Cap Value Fund	25

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through July 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, and 1.20% for Administrator Class shares, and 1.00% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2019, Funds Distributor received $105 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2019 were $24,545,859 and $37,288,789, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

26	Wells Fargo Intrinsic Small Cap Value Fund	Notes to financial statements

For the year ended March 31, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

For the years ended March 31, 2019 and March 31, 2018, the Fund did not have any distributions paid to shareholders.

As of March 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$920,734	$3,136,167	$7,374,627

8. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo Intrinsic Small Cap Value Fund	27

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Intrinsic Small Cap Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 24, 2019

28	Wells Fargo Intrinsic Small Cap Value Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

30	Wells Fargo Intrinsic Small Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

32	Wells Fargo Intrinsic Small Cap Value Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401591 05-19 A242/AR242 03-19

Annual Report

March 31, 2019

Wells Fargo Disciplined Small Cap Fund

(formerly, Wells Fargo Small Cap Opportunities Fund)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Disciplined Small Cap Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Disciplined Small Cap Fund for the 12-month period that ended March 31, 2019. Effective June 27, 2018, the Fund changed its name from Wells Fargo Small Cap Opportunities Fund to Wells Fargo Disciplined Small Cap Fund. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility for much of 2018. Equity investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent if not spectacular economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.50% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 4.22%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 7.41%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.48% while the Bloomberg Barclays Global Aggregate ex-USD Index5 lost 4.13%. The Bloomberg Barclays Municipal Bond Index6 added 5.38%, and the ICE BofAML U.S. High Yield Index7 gained 5.94%.

Trade tensions and U.S. interest rates influenced markets.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The Fed raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June 2018. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Disciplined Small Cap Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September 2018. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX10.

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Disciplined Small Cap Fund	Letter to shareholders (unaudited)

Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Disciplined Small Cap Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated*

Portfolio managers+

Justin P. Carr, CFA®‡

Greg G. Golden, CFA®‡

Robert M. Wicentowski, CFA®‡

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WDSAX)[3]	7-31-2018	-12.28	4.43	12.51	-6.93	5.68	13.18	1.10	0.99

Class R6 (WSCJX)[4]	10-31-2016	–	–	–	-6.75	5.94	13.32	0.67	0.56

Administrator Class (NVSOX)	8-1-1993	–	–	–	-7.01	5.66	13.17	1.02	0.91

Institutional Class (WSCOX)[5]	10-31-2014	–	–	–	-6.79	5.90	13.29	0.77	0.66

Russell 2000® Index[6]	–	–	–	–	2.05	7.05	15.36	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Disciplined Small Cap Fund	7

Growth of $10,000 investment as of March 31, 2019[7]

*	Wells Capital Management Incorporated became the subadviser of the Fund on June 27, 2018.

+	Mr. Carr, Mr. Golden, and Mr. Wicentowski became portfolio managers of the Fund on June 27, 2018.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.06% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through July 31, 2019 (July 31, 2020 for Class A shares), to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.93% for Class A, 0.50% for Class R6, 0.85% for Administrator Class, and 0.60% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class A shares prior to their inception reflects the performance of the Administrator Class shares, and is adjusted to reflect the higher expenses and sales charges of the Class A shares.

[4]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect the expenses of Class R6. If these expenses had been included, returns for Class R6 would be higher.

[5]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the expenses of the Institutional Class. If these expenses had been included, returns for the Institutional Class shares would be higher.

[6]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[7]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Disciplined Small Cap Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2000® Index, for the 12-month period that ended March 31, 2019.

∎	Negative stock selection occurred most significantly within the information technology (IT), consumer discretionary, and materials sectors.

∎	The Fund benefited from positive stock selection in the health care, real estate, and consumer staples sectors.

A strong economy and tax bill stimulus sent U.S. stocks climbing higher.

The global economy appears to be losing steam. According to Capital Economics, global gross domestic product growth has slowed from 3.8% in the first quarter of 2018 to around 3.0% in the first quarter of 2019, a level the International Monetary Fund considers a perilously slow growth rate. The slowdown has been particularly severe in Europe and, to a lesser extent, in Asia. Manufacturing has slowed markedly along with the sharp decline in global trade, while the service sector has been more resilient.

The v-shaped recovery in the equity markets from the fourth quarter of 2018 through the first quarter of 2019 was driven by a dovish pivot from the Federal Open Market Committee (FOMC), expectations for a trade deal between the U.S. and China, and better-than-expected corporate earnings. On the trade front, the planned early-March increase in the tariff rate on $200 billion of Chinese imports was delayed and talk of a summit between U.S. President Donald Trump and People’s Republic of China President Xi Jinping boosted confidence. However, the summit did not materialize as progress on a trade deal stalled. On the earnings front during the first quarter of 2019, the S&P 500 Index7 registered the fifth-straight quarter of double-digit earnings growth, indicating greater resilience than expected at the end of 2018. The Russell 2000® Index rose by 2.05% for the reporting period. The broader small-cap equity market was driven by periods of high growth and high beta followed by reversal. Quality also outperformed.

Ten largest holdings (%) as of March 31, 2019[8]

Performance Food Group Company	0.88

Verint Systems Incorporated	0.88

J2 Global Incorporated	0.83

Ryman Hospitality Properties Incorporated	0.83

Steven Madden Limited	0.80

SYNNEX Corporation	0.78

MGIC Investment Corporation	0.74

CACI International Incorporated Class A	0.73

EMCOR Group Incorporated	0.73

Horizon Pharma plc	0.72

Changes to the Fund’s portfolio during the period were minimal.

Investor concerns about the duration of the economic expansion and slowing economic growth caused crowding into a narrow segment of the market. There has been a preference for growth, even at high valuations, and quality. Value, however, has drastically underperformed. With the changes in investors’ attitudes toward risk assets, sentiment drove rallies in the market that were characterized by risk-on sentiment during the first quarter of 2019 and risk-off sentiment during the last quarter of 2018. Significant and well-timed exposures to risk factors has been the recipe for successful performance. Fundamental factors largely have been ineffective, making this the most challenging period in the history of the Fund. Our past experience demonstrates that fundamentally weighted strategies that invest in relatively inexpensive companies with improving fundamentals reward long-term investors. We continue to build portfolios that adhere to this philosophy while recognizing that pervasive macroeconomic risks require an elevated emphasis on risk controls, particularly as it relates to industry exposures and secular growth.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Disciplined Small Cap Fund	9

Sector distribution as of March 31, 2019[9]

Stock selection was strongest in health care, real estate, and consumer staples.

Stock selection was strongest in the health care, real estate, and consumer staples sectors. Within health care, the Fund benefited from not owning Nektar Therapeutics, a previously high-flying name that declined on setbacks in its pipeline and competition. An overweight to Horizon Pharma plc, which commercializes late-stage biopharmaceutical therapies, was a consistent performer all year with results that bested consensus estimates on the top and bottom lines. Gout treatment Krystexxa experienced double-digit growth and continues to be strong. Teprotumumab, which treats thyroid eye disease, is also tracking well. In real estate,

NexPoint Residential Trust, Incorporated, which operates multifamily properties throughout the southeast and southwest, delivered strong growth despite mixed results relative to consensus expectations. Fundamentals in the apartment sector remain strong. Across consumer staples, Medifast, Incorporated, was the top-performing name. While the company has finished higher for the year, prudent trimming of the position preserved some gains as the stock demonstrated weakness in the back half of the year. Overall, the company delivered double-digit earnings and revenue growth while raising guidance early in the year.

Stock selection was weakest in IT, consumer discretionary, and materials.

The strategy’s risk-control discipline and its focus on bottom-up stock selection tend to limit the effect of sector allocations on relative performance. Though the cumulative effect of generally neutral sector positioning was small, it was not immaterial this period. Stock selection was weakest in IT, consumer discretionary, and materials. Across consumer discretionary, particularly within specialty retail, names such as Tailored Brands, Incorporated, detracted from relative performance. Stronger growth prospects led internet retail stocks higher, while valuation multiples for traditional brick-and-mortar retail names contracted to mid-single digits. Late-cycle industries in the IT sector lagged over supply and margin concerns. As an example, the Fund’s overweight exposure to Ultra Clean Holdings, Incorporated, a supplier of critical subsystems in the semiconductor manufacturing process, detracted from relative performance. Trinseo S.A., a manufacturer of polymers and plastics in the materials sector’s chemical industry, detracted from relative performance on global macroeconomic weakness, particularly in Europe, and foreign currency exchange headwinds.

We will continue to diligently focus on company fundamentals and disciplined portfolio risk management.

Though U.S. economic growth is expected to be lower than in 2018, it is most likely to remain positive in the coming months as unemployment remains near a record low, consumer confidence remains high, and personal incomes are growing. Corporate fundamentals have deteriorated somewhat as the earnings outlook has weakened; however, investment spending and corporate balance sheets remain healthy. With the downward revision to earnings expectations over the past several months, consensus estimates have been lowered to a point that they may lead to an upside surprise. However, we recognize that the largest source of risk to earnings is linked to uncertainty regarding trade sanctions, which have the potential to result in higher input costs, higher labor costs, and profit margin compression. Further delays to a negotiated trade settlement could cause market disappointment, while the resolution of the dispute may only provide a small positive catalyst.

The risk of slow economic growth for several quarters or an economic downturn has increased. However, the combination of weak core inflation and slower economic growth will likely keep the FOMC on hold in 2019 with a bias toward loosening monetary policy. As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.

Please see footnotes on page 7.

10	Wells Fargo Disciplined Small Cap Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$878.87	$4.31	0.92%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.63	0.92%
Class R6

Actual	$1,000.00	$878.91	$2.34	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.44	$2.52	0.50%
Administrator Class

Actual	$1,000.00	$877.65	$3.98	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Institutional Class

Actual	$1,000.00	$878.88	$2.81	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02	0.60%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019	Wells Fargo Disciplined Small Cap Fund	11

Security name	Shares	Value

Common Stocks: 98.95%

Communication Services: 2.85%

Diversified Telecommunication Services: 0.33%

Vonage Holdings Corporation †	26,155	$262,596

Entertainment: 0.61%

Marcus Corporation	6,121	245,146

World Wrestling Entertainment Incorporated Class A	2,787	241,856

		487,002

Interactive Media & Services: 0.54%

QuinStreet Incorporated †	26,190	350,684

Yelp Incorporated †	2,319	80,006

		430,690

Media: 1.29%

Gray Television Incorporated †	13,126	280,371

MSG Networks Incorporated Class A †	13,144	285,882

Nexstar Media Group Incorporated Class A	4,266	462,306

		1,028,559

Wireless Telecommunication Services: 0.08%

Boingo Wireless Incorporated †	2,565	59,713

Consumer Discretionary: 11.36%

Auto Components: 0.77%

Dana Incorporated	18,667	331,153

Modine Manufacturing Company †	13,504	187,300

Tower International Incorporated	4,561	95,918

		614,371

Diversified Consumer Services: 1.17%

Career Education Corporation †	17,102	282,525

Grand Canyon Education Incorporated †	3,171	363,111

K12 Incorporated †	8,419	287,340

		932,976

Hotels, Restaurants & Leisure: 3.06%

Bloomin’ Brands Incorporated	12,197	249,429

Brinker International Incorporated	11,555	512,811

Dave & Buster’s Entertainment Incorporated	6,779	338,069

Marriott Vacations Worldwide Corporation	2,731	255,349

Planet Fitness Incorporated Class A †	7,561	519,592

Playags Incorporated †	9,526	227,957

Ruth’s Chris Steak House Incorporated	12,838	328,524

		2,431,731

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Disciplined Small Cap Fund	Portfolio of investments—March 31, 2019

Security name	Shares	Value

Household Durables: 1.43%

Helen of Troy Limited †	4,834	$560,551

La-Z-Boy Incorporated	7,179	236,835

Universal Electronics Incorporated †	9,153	340,034

		1,137,420

Internet & Direct Marketing Retail: 0.60%

Etsy Incorporated †	4,285	288,038

Stamps.com Incorporated †	2,319	188,790

		476,828

Specialty Retail: 2.20%

American Eagle Outfitters Incorporated	14,411	319,492

Caleres Incorporated	9,695	239,370

Children’s Place Retail Stores Incorporated	2,297	223,452

Designer Brands Incorporated	12,255	272,306

Five Below Incorporated †	1,014	125,990

Tailored Brands Incorporated	7,140	55,978

Tilly’s Incorporated Class A	29,232	325,352

Zumiez Incorporated †	7,736	192,549

		1,754,489

Textiles, Apparel & Luxury Goods: 2.13%

G-III Apparel Group Limited †	8,956	357,882

Movado Group Incorporated	11,782	428,629

Skechers U.S.A. Incorporated Class A †	8,042	270,292

Steven Madden Limited	18,938	640,862

		1,697,665

Consumer Staples: 3.01%

Food & Staples Retailing: 0.88%

Performance Food Group Company †	17,731	702,857

Food Products: 0.91%

Fresh Del Monte Produce Incorporated	14,516	392,367

Simply Good Foods Company †	16,006	329,564

		721,931

Personal Products: 0.71%

Medifast Incorporated	2,410	307,396

USANA Health Sciences Incorporated †	3,086	258,823

		566,219

Tobacco: 0.51%

Turning Point Brands Incorporated	8,805	405,822

Energy: 4.01%

Energy Equipment & Services: 1.45%

Archrock Incorporated	41,607	406,916

Helix Energy Solutions Group Incorporated †	36,654	289,933

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019	Wells Fargo Disciplined Small Cap Fund	13

Security name	Shares	Value

Energy Equipment & Services (continued)

ProPetro Holding Corporation †	17,252	$388,860

Tetra Technologies Incorporated †	28,806	67,406

		1,153,115

Oil, Gas & Consumable Fuels: 2.56%

Abraxas Petroleum Corporation †	82,264	102,830

Callon Petroleum Company †	15,640	118,082

Delek US Holdings Incorporated	13,565	494,037

Denbury Resources Incorporated †	42,907	87,959

HighPoint Resources Corporation †	30,518	67,445

Northern Oil & Gas Incorporated †	50,836	139,291

Oasis Petroleum Incorporated †	20,963	126,617

Par Pacific Holdings Incorporated †	11,349	202,126

Renewable Energy Group Incorporated †	14,149	310,712

SRC Energy Incorporated †	31,112	159,293

World Fuel Services Corporation	7,854	226,902

		2,035,294

Financials: 16.83%

Banks: 7.49%

Bank of N.T. Butterfield & Son Limited	9,006	323,135

Central Pacific Financial Company	5,470	157,755

CNB Financial Corporation	7,238	182,904

Enterprise Financial Service	9,225	376,103

First Bancorp of North Carolina	11,113	386,288

First Financial Bancorp	6,712	161,491

First Financial Corporation	6,530	274,260

First Interstate BancSystem Class A	8,844	352,168

First Merchants Corporation	7,379	271,916

Great Southern Bancorp Incorporated	7,278	377,728

Great Western Bancorp Incorporated	7,943	250,919

Hancock Holding Company	11,539	466,176

Heritage Commerce Corporation	11,406	138,013

IBERIABANK Corporation	984	70,563

Independent Bank Corporation	10,142	218,053

Mercantile Bank Corporation	8,482	277,531

NBT Bancorp Incorporated	5,895	212,279

Peoples Bancorp Incorporated	11,428	353,925

Preferred Bank (Los Angeles)	6,966	313,261

Shore Bancshares Incorporated	3,781	56,375

Simmons First National Corporation Class A	1,887	46,194

Sterling Bancorp	6,059	112,879

TriCo Bancshares	4,246	166,825

Umpqua Holdings Corporation	16,774	276,771

WesBanco Incorporated	3,498	139,046

		5,962,558

Capital Markets: 2.57%

BGC Partners Incorporated Class A	27,820	147,724

Blucora Incorporated †	14,599	487,315

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Disciplined Small Cap Fund	Portfolio of investments—March 31, 2019

Security name	Shares	Value

Capital Markets (continued)

BrightSphere Investment Group Incorporated	22,927	$310,890

Evercore Partners Incorporated Class A	4,576	416,416

Houlihan Lokey Incorporated	10,430	478,216

Stifel Financial Corporation	3,930	207,347

		2,047,908

Consumer Finance: 0.72%

Enova International Incorporated †	15,573	355,376

Regional Management Corporation †	8,934	218,168

		573,544

Diversified Financial Services: 0.29%

On Deck Capital Incorporated †	42,673	231,288

Insurance: 2.88%

Argo Group International Holdings Limited	3,351	236,782

FBL Financial Group Incorporated	3,774	236,705

Health Insurance Innovations Incorporated Class A «†	4,929	132,196

Kemper Corporation	6,883	524,072

National General Holdings Corporation	17,681	419,570

Selective Insurance Group Incorporated	5,609	354,938

Universal Insurance Holdings Company	12,454	386,074

		2,290,337

Thrifts & Mortgage Finance: 2.88%

Essent Group Limited †	12,078	524,789

First Defiance Financial Corporation	6,587	189,310

MGIC Investment Corporation †	44,479	586,678

Provident Financial Services Incorporated	7,543	195,288

Radian Group Incorporated	27,188	563,879

Walker & Dunlop Incorporated	4,519	230,062

		2,290,006

Health Care: 15.51%

Biotechnology: 5.57%

Akebia Therapeutics Incorporated †	18,264	149,582

Arena Pharmaceuticals Incorporated †	5,176	232,040

Array BioPharma Incorporated †	19,010	463,464

CytomX Therapeutics Incorporated †	3,377	36,303

Emergent BioSolutions Incorporated †	5,026	253,914

Exelixis Incorporated †	11,378	270,796

Fibrogen Incorporated †	7,517	408,549

Halozyme Therapeutics Incorporated †	13,024	209,686

Heron Therapeutics Incorporated †	11,175	273,117

Inovio Pharmaceuticals Incorporated «†	32,454	121,053

Intercept Pharmaceuticals Incorporated †	2,049	229,201

Ligand Pharmaceuticals Incorporated †	2,208	277,568

Pfenex Incorporated †	26,209	161,972

REGENXBIO Incorporated †	4,345	249,012

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019	Wells Fargo Disciplined Small Cap Fund	15

Security name	Shares	Value

Biotechnology (continued)

Repligen Corporation †	2,076	$122,650

Rigel Pharmaceuticals Incorporated †	76,575	196,798

Sangamo Therapeutics Incorporated †	12,277	117,123

Spectrum Pharmaceuticals Incorporated †	4,382	46,844

Ultragenyx Pharmaceutical Incorporated †	1,843	127,830

Vanda Pharmaceuticals Incorporated †	11,465	210,956

Vericel Corporation †	15,760	275,958

		4,434,416

Health Care Equipment & Supplies: 3.40%

Globus Medical Incorporated Class A †	7,061	348,884

Haemonetics Corporation †	2,569	224,736

Inogen Incorporated †	2,768	263,984

Merit Medical Systems Incorporated †	7,736	478,317

Novocure Limited †	6,313	304,097

Orthofix Medical Incorporated †	4,014	226,430

Seaspine Holdings Corporation †	16,275	245,427

STAAR Surgical Company †	9,332	319,061

Wright Medical Group NV †	9,531	299,750

		2,710,686

Health Care Providers & Services: 2.77%

Amedisys Incorporated †	2,589	319,120

BioTelemetry Incorporated †	6,720	420,806

Centene Corporation †	5,904	313,502

Encompass Health Corporation	4,172	243,645

Ensign Group Incorporated	8,997	460,556

Magellan Health Services Incorporated †	1,342	88,465

R1 RCM Incorporated †	37,153	359,270

		2,205,364

Health Care Technology: 0.32%

Omnicell Incorporated †	3,111	251,493

Life Sciences Tools & Services: 0.70%

Medpace Holdings Incorporated †	4,733	279,105

PRA Health Sciences Incorporated †	2,519	277,821

		556,926

Pharmaceuticals: 2.75%

ANI Pharmaceuticals Incorporated †	3,909	275,741

Catalent Incorporated †	8,633	350,413

Horizon Pharma plc †	21,581	570,386

Intersect ENT Incorporated †	8,361	268,806

Mallinckrodt plc †	14,722	320,056

Supernus Pharmaceuticals Incorporated †	11,578	405,693

		2,191,095

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Disciplined Small Cap Fund	Portfolio of investments—March 31, 2019

Security name	Shares	Value

Industrials: 14.90%

Aerospace & Defense: 0.78%

Ducommun Incorporated †	5,320	$231,526

Moog Incorporated Class A	4,472	388,840

		620,366

Airlines: 0.61%

SkyWest Incorporated	9,002	488,719

Building Products: 0.77%

Builders FirstSource Incorporated †	14,693	196,005

CSW Industrials Incorporated †	5,013	287,195

NCI Building Systems Incorporated †	7,809	48,103

Patrick Industries Incorporated †	1,857	84,159

		615,462

Commercial Services & Supplies: 2.67%

Ennis Incorporated	11,521	239,176

Knoll Incorporated	13,645	258,027

McGrath RentCorp	7,270	411,264

Tetra Tech Incorporated	9,422	561,457

UniFirst Corporation	895	137,383

Viad Corporation	9,227	519,388

		2,126,695

Construction & Engineering: 2.23%

Ameresco Incorporated Class A †	15,844	256,356

Comfort Systems Incorporated	4,537	237,693

EMCOR Group Incorporated	7,899	577,259

MasTec Incorporated †	8,770	421,837

Primoris Services Corporation	9,365	193,668

Sterling Construction Company Incorporated †	7,087	88,729

		1,775,542

Electrical Equipment: 1.29%

Atkore International Incorporated †	19,282	415,141

Encore Wire Corporation	5,592	319,974

EnerSys	4,422	288,138

		1,023,253

Electronic Equipment, Instruments & Components: 0.47%

ScanSource Incorporated †	10,404	372,671

Machinery: 2.71%

EnPro Industries Incorporated	4,401	283,644

Global Brass & Copper Holdings Incorporated	10,018	345,020

Kadant Incorporated	3,215	282,791

Kennametal Incorporated	12,073	443,683

Meritor Incorporated †	23,837	485,083

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019	Wells Fargo Disciplined Small Cap Fund	17

Security name	Shares	Value

Machinery (continued)

Park Ohio Holdings Corporation	9,867	$319,493

		2,159,714

Professional Services: 1.57%

BG Staffing Incorporated	7,877	172,034

CBIZ Incorporated †	7,806	157,993

Insperity Incorporated	4,151	513,313

TriNet Group Incorporated †	6,760	403,842

		1,247,182

Road & Rail: 0.38%

Covenant Transport Incorporated Class A †	5,991	113,709

USA Truck Incorporated †	13,262	191,503

		305,212

Trading Companies & Distributors: 1.42%

Applied Industrial Technologies Incorporated	5,777	343,558

DXP Enterprises Incorporated †	11,009	428,470

Rush Enterprises Incorporated	8,513	355,929

		1,127,957

Information Technology: 16.19%

Communications Equipment: 1.40%

Ciena Corporation †	13,208	493,187

Extreme Networks Incorporated †	38,305	286,904

Quantenna Communications Incorporated †	13,702	333,370

		1,113,461

Electronic Equipment, Instruments & Components: 3.15%

Control4 Corporation †	3,809	64,486

Fabrinet †	7,549	395,266

Insight Enterprises Incorporated †	5,647	310,924

Kemet Corporation	13,970	237,071

Plexus Corporation †	2,740	167,003

SYNNEX Corporation	6,491	619,176

TTM Technologies Incorporated †	27,279	319,983

Vishay Precision Group †	11,645	398,375

		2,512,284

IT Services: 4.95%

CACI International Incorporated Class A †	3,204	583,192

Cardtronics Incorporated Class A †	9,161	325,948

CSG Systems International Incorporated	9,633	407,476

EPAM Systems Incorporated †	2,994	506,375

Evertec Incorporated	10,834	301,294

MAXIMUS Incorporated	5,606	397,914

Perficient Incorporated †	14,305	391,814

The Trade Desk Incorporated †	1,652	327,013

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Disciplined Small Cap Fund	Portfolio of investments—March 31, 2019

Security name	Shares	Value

IT Services (continued)

Unisys Corporation †	14,511	$169,343

Virtusa Corporation †	9,895	528,888

		3,939,257

Semiconductors & Semiconductor Equipment: 2.09%

Diodes Incorporated †	6,399	222,045

Entegris Incorporated	9,603	342,731

Ichor Holdings Limited «†	12,943	292,253

MKS Instruments Incorporated	1,536	142,925

Rudolph Technologies Incorporated †	3,740	85,272

Ultra Clean Holdings Incorporated †	14,742	152,580

Xperi Corporation	18,396	430,466

		1,668,272

Software: 4.46%

ACI Worldwide Incorporated †	4,546	149,427

Amber Road Incorporated †	27,718	240,315

American Software Incorporated Class A	9,238	110,394

AppFolio Incorporated Class A †	5,046	400,652

HubSpot Incorporated †	1,400	232,694

J2 Global Incorporated	7,606	658,680

New Relic Incorporated †	2,715	267,971

Qualys Incorporated †	1,298	107,397

SPS Commerce Incorporated †	4,532	480,664

Upland Software Incorporated †	4,783	202,608

Verint Systems Incorporated †	11,640	696,770

		3,547,572

Technology Hardware, Storage & Peripherals: 0.14%

Immersion Corporation †	13,289	112,026

Materials: 3.64%

Chemicals: 1.53%

Ferro Corporation †	6,643	125,752

Innospec Incorporated	5,781	481,846

Kraton Performance Polymers Incorporated †	4,029	129,653

PolyOne Corporation	8,180	239,756

Trinseo SA	5,358	242,717

		1,219,724

Containers & Packaging: 0.55%

Berry Global Group Incorporated †	4,256	229,271

Greif Incorporated Class A	4,979	205,384

		434,655

Metals & Mining: 0.22%

Suncoke Energy Incorporated †	20,698	175,726

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019	Wells Fargo Disciplined Small Cap Fund	19

Security name	Shares	Value

Paper & Forest Products: 1.34%

Boise Cascade Company	5,698	$152,478

Louisiana-Pacific Corporation	13,776	335,859

Schweitzer-Mauduit International Incorporated	5,695	220,510

Verso Corporation Class A †	16,922	362,469

		1,071,316

Real Estate: 7.21%

Equity REITs: 6.33%

Ashford Hospitality Trust Incorporated	27,599	131,095

Catchmark Timber Trust Incorporated Class A	30,163	296,201

CoreCivic Incorporated	8,761	170,401

CyrusOne Incorporated	7,451	390,730

Digital Realty Trust Incorporated	4,369	519,911

Global Medical REIT Incorporated	28,229	277,209

NexPoint Residential Trust Incorporated	9,801	375,770

Piedmont Office Realty Trust Incorporated Class A	21,838	455,322

Preferred Apartment Communities Incorporated Class A	29,803	441,680

Ryman Hospitality Properties Incorporated	7,995	657,509

STAG Industrial Incorporated	16,335	484,333

Tier Incorporated	11,906	341,226

Xenia Hotels & Resorts Incorporated	22,517	493,347

		5,034,734

Real Estate Management & Development: 0.88%

Kennedy Wilson Holdings Incorporated	15,244	326,069

Newmark Group Incorporated Class A	45,239	377,293

		703,362

Utilities: 3.44%

Electric Utilities: 2.43%

IDACORP Incorporated	4,254	423,443

Otter Tail Corporation	8,704	433,633

PNM Resources Incorporated	6,122	289,815

Portland General Electric Company	10,822	561,012

Spark Energy Incorporated Class A	25,063	223,311

		1,931,214

Gas Utilities: 0.50%

Southwest Gas Corporation	4,791	394,108

Independent Power & Renewable Electricity Producers: 0.32%

Clearway Energy Incorporated	17,774	258,438

Water Utilities: 0.19%

Consolidated Water Company	12,018	154,672

Total Common Stocks (Cost $81,667,238)		78,778,493

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Disciplined Small Cap Fund	Portfolio of investments—March 31, 2019

Security name	Yield		Shares	Value

Short-Term Investments: 1.90%

Investment Companies: 1.74%

Securities Lending Cash Investments LLC (l)(r)(u)	2.55%		533,068	$533,142

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.38		849,992	849,992

				1,383,134

		Maturity date	Principal

U.S. Treasury Securities: 0.16%

Treasury Bill (z)#	2.44	7-5-2019	$130,000	129,189

Total Short-Term Investments (Cost $1,512,294)				1,512,323

Total investments in securities (Cost $83,179,532)	100.85%	80,290,816

Other assets and liabilities, net	(0.85)	(673,856)

Total net assets	100.00%	$79,616,960

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

Russell 2000 E-Mini Index	8	6-21-2019	$621,444	$617,520	$0	$(3,924)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	13,754,682	55,235,285	68,456,899	533,068	$0	$0	$97,828	$533,142
Wells Fargo Government Money Market Fund Select Class	14,793,357	49,632,418	63,575,783	849,992	0	0	73,626	849,992

					$0	$0	$171,454	$1,383,134	1.74%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2019	Wells Fargo Disciplined Small Cap Fund	21

Assets
Investments in unaffiliated securities (including $525,426 of securities loaned), at value (cost $81,796,398)	$78,907,682
Investments in affiliated securities, at value (cost $1,383,134)	1,383,134
Cash	2,927
Receivable for Fund shares sold	52,071
Receivable for dividends	76,161
Receivable for daily variation margin on open futures contracts	1,440
Receivable for securities lending income	57
Prepaid expenses and other assets	30,859

Total assets	80,454,331

Liabilities
Payable upon receipt of securities loaned	531,851
Payable for Fund shares redeemed	214,918
Management fee payable	15,081
Administration fees payable	8,597
Trustees’ fees and expenses payable	1,912
Accrued expenses and other liabilities	65,012

Total liabilities	837,371

Total net assets	$79,616,960

NET ASSETS CONSIST OF
Paid-in capital	$84,999,865
Total distributable loss	(5,382,905)

Total net assets	$79,616,960

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$34,499
Shares outstanding – Class A1	4,114
Net asset value per share – Class A	$8.39
Maximum offering price per share – Class A2	$8.90
Net assets – Class R6	$4,013,530
Shares outstanding – Class R6[1]	472,030
Net asset value per share – Class R6	$8.50
Net assets – Administrator Class	$49,911,392
Shares outstanding – Administrator Class[1]	5,941,030
Net asset value per share – Administrator Class	$8.40
Net assets – Institutional Class	$25,657,539
Shares outstanding – Institutional Class[1]	3,024,737
Net asset value per share – Institutional Class	$8.48

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Disciplined Small Cap Fund	Statement of operations—year ended March 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $1,600)	$1,463,483
Income from affiliated securities	113,864

Total investment income	1,577,347

Expenses
Management fee	859,735
Administration fees
Class A	41 [1]
Class R6	3,999
Administrator Class	97,776
Institutional Class	68,899
Shareholder servicing fees
Class A	48 [1]
Administrator Class	186,592
Custody and accounting fees	19,480
Professional fees	46,392
Registration fees	73,526
Shareholder report expenses	39,777
Trustees’ fees and expenses	22,693
Other fees and expenses	12,688

Total expenses	1,431,646
Less: Fee waivers and/or expense reimbursements	(255,682)

Net expenses	1,175,964

Net investment income	401,383

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	28,906,757
Futures contracts	(296,940)

Net realized gains on investments	28,609,817

Net change in unrealized gains (losses) on:
Unaffiliated securities	(38,974,894)
Futures contracts	(3,924)

Net change in unrealized gains (losses) on investments	(38,978,818)

Net realized and unrealized gains (losses) on investments	(10,369,001)

Net decrease in net assets resulting from operations	$(9,967,618)

[1]	For the period from July 31, 2018 (commencement of class operations) to March 31, 2019

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Disciplined Small Cap Fund	23

	Year ended March 31, 2019		Year ended March 31, 2018[1]

Operations
Net investment income		$401,383		$502,956
Net realized gains on investments		28,609,817		54,267,385
Net change in unrealized gains (losses) on investments		(38,978,818)		(28,401,505)

Net increase (decrease) in net assets resulting from operations		(9,967,618)		26,368,836

Distributions to shareholders from net investment income and net realized gains
Class A		(23,529)[2]		N/A
Class R6		(4,570,209)		(265,386)
Administrator Class		(37,650,733)		(27,391,629)
Institutional Class		(22,694,010)		(10,224,030)

Total distributions to shareholders		(64,938,481)		(37,881,045)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,960 [2]	51,409 [2]	N/A	N/A
Class R6	220,833	4,395,129	1,016,892	23,696,710
Administrator Class	348,961	5,660,352	1,003,396	24,583,627
Institutional Class	657,651	12,223,841	1,609,570	39,079,106

		22,330,731		87,359,443

Reinvestment of distributions
Class A	1,361 [2]	10,912 [2]	N/A	N/A
Class R6	523,136	4,271,599	11,427	261,336
Administrator Class	4,686,419	37,625,033	1,202,741	27,387,299
Institutional Class	2,679,230	21,773,661	386,831	8,839,448

		63,681,205		36,488,083

Payment for shares redeemed
Class A	(207)[2]	(1,692)[2]	N/A	N/A
Class R6	(1,326,785)	(24,323,015)	(41,737)	(978,591)
Administrator Class	(3,156,760)	(42,530,327)	(7,857,302)	(184,787,406)
Institutional Class	(3,311,260)	(47,808,217)	(1,280,303)	(30,434,668)

		(114,663,251)		(216,200,665)

Net decrease in net assets resulting from capital share transactions		(28,651,315)		(92,353,139)

Total decrease in net assets		(103,557,414)		(103,865,348)

Net assets
Beginning of period		183,174,374		287,039,722

End of period		$79,616,960		$183,174,374

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at March 31, 2018 was $168,078. The disaggregated distributions information for the year ended March 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to March 31, 2019

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Disciplined Small Cap Fund	Financial highlights

(For a share outstanding throughout each period)

CLASS A	Year ended March 31, 2019[1]
Net asset value, beginning of period	$23.70
Net investment income	0.02
Net realized and unrealized gains (losses) on investments	(3.37)

Total from investment operations	(3.35)
Distributions to shareholders from
Net investment income	(0.04)
Net realized gains	(11.92)

Total distributions to shareholders	(11.96)
Net asset value, end of period	$8.39
Total return[2]	(11.52)%
Ratios to average net assets (annualized)
Gross expenses	1.14%
Net expenses	0.92%
Net investment income	0.16%
Supplemental data
Portfolio turnover rate	176%
Net assets, end of period (000s omitted)	$34

[1]	For the period from July 31, 2018 (commencement of class operations) to March 31, 2019

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Disciplined Small Cap Fund	25

(For a share outstanding throughout each period)

	Year ended March 31
CLASS R6	2019	2018	2017[1]
Net asset value, beginning of period	$22.63	$23.82	$22.43
Net investment income	0.06	0.07	0.14
Net realized and unrealized gains (losses) on investments	(2.19)	2.08	3.32

Total from investment operations	(2.13)	2.15	3.46
Distributions to shareholders from
Net investment income	(0.08)	(0.06)	(0.14)
Net realized gains	(11.92)	(3.28)	(1.93)

Total distributions to shareholders	(12.00)	(3.34)	(2.07)
Net asset value, end of period	$8.50	$22.63	$23.82
Total return[2]	(6.75)%	8.95%	15.63%
Ratios to average net assets (annualized)
Gross expenses	0.82%	1.06%	0.92%
Net expenses	0.64%	0.85%	0.85%
Net investment income	0.48%	0.14%	0.67%
Supplemental data
Portfolio turnover rate	176%	48%	73%
Net assets, end of period (000s omitted)	$4,014	$23,871	$1,626

[1]	For the period from October 31, 2016 (commencement of class operations) to March 31, 2017

[2]	Return for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Disciplined Small Cap Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$22.53	$23.79	$21.15	$25.19	$37.93
Net investment income	0.03 [1]	0.06	0.08 [1]	0.06	0.02
Net realized and unrealized gains (losses) on investments	(2.21)	2.00	4.56	(1.24)	3.13

Total from investment operations	(2.18)	2.06	4.64	(1.18)	3.15
Distributions to shareholders from
Net investment income	(0.03)	(0.04)	(0.07)	(0.02)	0.00
Net realized gains	(11.92)	(3.28)	(1.93)	(2.84)	(15.89)

Total distributions to shareholders	(11.95)	(3.32)	(2.00)	(2.86)	(15.89)
Net asset value, end of period	$8.40	$22.53	$23.79	$21.15	$25.19
Total return	(7.01)%	8.52%	22.13%	(4.39)%	11.75%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.30%	1.28%	1.29%	1.24%
Net expenses	0.95%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.16%	0.12%	0.36%	0.25%	0.06%
Supplemental data
Portfolio turnover rate	176%	48%	73%	59%	60%
Net assets, end of period (000s omitted)	$49,911	$91,506	$231,039	$264,560	$306,628

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Disciplined Small Cap Fund	27

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$22.61	$23.82	$21.18	$25.22	$39.04
Net investment income	0.07 [2]	0.09	0.09	0.16 [2]	0.06
Net realized and unrealized gains (losses) on investments	(2.22)	2.03	4.61	(1.28)	2.01

Total from investment operations	(2.15)	2.12	4.70	(1.12)	2.07
Distributions to shareholders from
Net investment income	(0.06)	(0.05)	(0.13)	(0.08)	0.00
Net realized gains	(11.92)	(3.28)	(1.93)	(2.84)	(15.89)

Total distributions to shareholders	(11.98)	(3.33)	(2.06)	(2.92)	(15.89)
Net asset value, end of period	$8.48	$22.61	$23.82	$21.18	$25.22
Total return[3]	(6.79)%	8.81%	22.43%	(4.12)%	8.68%
Ratios to average net assets (annualized)
Gross expenses	0.89%	1.07%	1.03%	1.05%	0.92%
Net expenses	0.71%	0.95%	0.95%	0.95%	0.92%
Net investment income	0.41%	0.37%	0.56%	0.71%	0.59%
Supplemental data
Portfolio turnover rate	176%	48%	73%	59%	60%
Net assets, end of period (000s omitted)	$25,658	$67,798	$54,375	$263	$11

[1]	For the period from October 31, 2014 (commencement of class operations) to March 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Disciplined Small Cap Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Disciplined Small Cap Fund (the “Fund”), (formerly, Wells Fargo Small Cap Opportunities Fund) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2019, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and

Notes to financial statements	Wells Fargo Disciplined Small Cap Fund	29

foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Futures contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

30	Wells Fargo Disciplined Small Cap Fund	Notes to financial statements

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $83,780,500 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$5,766,477

Gross unrealized losses	(9,260,085)

Net unrealized losses	$(3,493,608)

As of March 31, 2019, the Fund had current year net deferred post-October capital losses consisting of $1,969,221 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Disciplined Small Cap Fund	31

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$2,268,560	$0	$0	$2,268,560

Consumer discretionary	9,045,480	0	0	9,045,480

Consumer staples	2,396,829	0	0	2,396,829

Energy	3,188,409	0	0	3,188,409

Financials	13,395,641	0	0	13,395,641

Health care	12,349,980	0	0	12,349,980

Industrials	11,862,773	0	0	11,862,773

Information technology	12,892,872	0	0	12,892,872

Materials	2,901,421	0	0	2,901,421

Real estate	5,738,096	0	0	5,738,096

Utilities	2,738,432	0	0	2,738,432

Short-term investments

Investment companies	849,992	533,142	0	1,383,134

U.S. Treasury securities	129,189	0	0	129,189

Total assets	$79,757,674	$533,142	$0	$80,290,816
Liabilities

Futures contracts	$3,924	$0	$0	$3,924

Total liabilities	$3,924	$0	$0	$3,924

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.500%

Next $4 billion	0.475

Next $5 billion	0.440

Over $10 billion	0.430

32	Wells Fargo Disciplined Small Cap Fund	Notes to financial statements

Prior to June 27, 2018, the management fee rate was as follows:

Average daily net assets	Management fee

First $500 million	0.850%

Next $500 million	0.825

Next $1 billion	0.800

Next $1 billion	0.775

Next $1 billion	0.750

Next $1 billion	0.730

Next $5 billion	0.720

Over $10 billion	0.710

For the year ended March 31, 2019, the management fee was equivalent to an annual rate of 0.61% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. Prior to June 27, 2018, Schroder Investment Management North America Inc., which is not an affiliate of Funds Management, was the subadviser to the fund and was entitled to receive a fee from Funds Management at an annual rate which started at 0.50% and declined to 0.45% as the average daily net assets of the Fund increased

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses as follows:

	Expense ratio cap	Expiration date

Class A	0.93%	July 31, 2020

Class R6	0.50%	July 31, 2019

Administrator Class	0.85%	July 31, 2019

Institutional Class	0.60%	July 31, 2019

Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to June 27, 2018, the Fund’s expenses were capped at 0.85% for Class R6 shares, 1.20% for Administrator Class shares, and 0.95% for Institutional Class shares.

Notes to financial statements	Wells Fargo Disciplined Small Cap Fund	33

Sales charges

Wells Fargo Funds Distributor, LLC (“Funds Distributor’), the principal underwriter, is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A shares for the year ended March 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2019 were $238,956,435 and $317,379,696, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended March 31, 2019, the Fund entered into futures contracts for economic hedging purposes. The Fund had an average notional amount of $674,718 in long futures contracts during the year ended March 31, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended March 31, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	Year ended March 31

	2019	2018

Ordinary income	$1,060,055	$4,968,700

Long-term capital gain	63,878,426	32,912,345

As of March 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Post-October capital losses deferred

$79,924	$(3,493,608)	$(1,969,221)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended March 31, 2018 were as follows:

	Net investment income	Net realized gains

Class R6	$5,027	$260,359

Administrator Class	339,109	27,052,520

Institutional Class	183,973	10,040,057

34	Wells Fargo Disciplined Small Cap Fund	Notes to financial statements

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo Disciplined Small Cap Fund	35

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Disciplined Small Cap Fund (formerly known as Wells Fargo Small Cap Opportunities Fund) (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 24, 2019

36	Wells Fargo Disciplined Small Cap Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $63,878,426 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $1,060,055 of income dividends paid during the fiscal year ended March 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2019, $30,175 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended March 31, 2019, $493,040 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Disciplined Small Cap Fund	37

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

38	Wells Fargo Disciplined Small Cap Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Disciplined Small Cap Fund	39

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

40	Wells Fargo Disciplined Small Cap Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401592 05-19 A243/AR243 03-19

Annual Report

March 31, 2019

Wells Fargo Small Cap Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Small Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Small Cap Value Fund for the 12-month period that ended March 31, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility for much of 2018. Equity investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent if not spectacular economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.50% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 4.22%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 7.41%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.48% while the Bloomberg Barclays Global Aggregate ex-USD Index5 lost 4.13%. The Bloomberg Barclays Municipal Bond Index6 added 5.38%, and the ICE BofAML U.S. High Yield Index7 gained 5.94%.

Trade tensions and U.S. interest rates influenced markets.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The Fed raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June 2018. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Small Cap Value Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September 2018. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX10.

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Small Cap Value Fund	Letter to shareholders (unaudited)

Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers*

Jeff Goverman

Garth R. Nisbet, CFA®‡

Craig Pieringer, CFA®‡

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SMVAX)	11-30-2000	-12.34	2.05	10.78	-7.00	3.27	11.43	1.34	1.29

Class C (SMVCX)	11-30-2000	-8.67	2.49	10.60	-7.67	2.49	10.60	2.09	2.04

Class R6 (SMVRX)[3]	6-28-2013	–	–	–	-6.55	3.73	11.92	0.91	0.84

Administrator Class (SMVDX)[4]	7-30-2010	–	–	–	-6.85	3.46	11.67	1.26	1.09

Institutional Class (WFSVX)	7-31-2007	–	–	–	-6.61	3.68	11.89	1.01	0.89

Russell 2000® Value Index[5]	–	–	–	–	0.17	5.59	14.12	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Cap Value Fund	7

Growth of $10,000 investment as of March 31, 2019[6]

*	Mr. Goverman, Mr. Nisbet and Mr. Pieringer became portfolio managers of the Fund on May 23, 2019.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through July 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.28% for Class A, 2.03% for Class C, 0.83% for Class R6, 1.08% for Administrator Class, and 0.88% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[4]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares.

[5]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended March 31, 2019.

∎	Weakness in our industrials and financials holdings detracted from performance.

∎	Strong stock selection in the materials, information technology (IT), and communication services sectors contributed to performance.

Small-cap stock performance ranged widely during the period.

U.S. small-cap stocks performed poorly in the back half of 2018, driven by fears of a recession in the U.S., potential trade wars, increased interest rates, and a slowing global economy. Stocks have rebounded since the beginning of 2019 as these fears have abated. The U.S. economy remains on sound footing; it appears increasingly likely the U.S. will sign a trade deal with China; the U.S. Federal Reserve (Fed) has halted its program of interest rate increases; and while global growth has slowed, it may have bottomed and could improve from here. Given the strong recent performance of equities, stocks may pause for a quarter or two in order to digest recent gains. Nevertheless, our outlook is cautiously optimistic and we believe many of our investments are trading at extremely attractive valuations.

We increased the Fund’s industrials weight and modestly trimmed materials sector holdings.

We are bottom-up stock pickers, so sector weights are a reflection of individual stock selection. Over the past year, the Fund’s weighting in industrials increased materially. We initiated positions in Air Lease Corporation and Seaspan Corporation and are encouraged about both opportunities. Air Lease is an aircraft leasing company that stands to benefit from an improvement in lease rates due to healthy airline passenger trends and the aging of the existing fleet. Seaspan is an owner of containerships and is benefiting from an inflection in time charter rates and the expansion of its containership and infrastructure footprint. We also decreased our exposure to select materials sector stocks; however, we still remain overweight the sector. The decreased weight was driven primarily by the exit of our steel investments during the year.

Weakness in our industrials and financials holdings detracted from performance.

Industrials were a relative underperformer during the period, with the top detractors being ACCO Brands Corporation and FreightCar America, Incorporated. ACCO, a provider of office and computer supplies, was hurt in late 2018 by margin pressure due to tariffs and the destocking of inventory by its wholesale customers. FreightCar America, which manufactures freight cars for the railroad industry, made good progress on its operational turnaround in the first half of the year but took a step back in the third quarter as margins were hit by higher costs related to manufacturing a new railcar model.

Our overweight to banks hurt our performance. Macro concerns increased investors’ caution toward credit-exposed entities, including banks. Late-cycle fears also sent interest rates lower and flattened the yield curve—negatives for banks. Nevertheless, we remain overweight banks. We believe the underperformance is overdone. We believe the stocks are very cheap, expect earnings to be solid, and believe merger and acquisition (M&A) activity is likely to increase, driven by an improved regulatory backdrop.

Also affecting relative performance was our underweight to both the utilities and real estate sectors. Strong performance in these sectors was driven by the Fed’s signal to stop increasing interest rates, driving yield stocks higher.

Strong stock selection in the materials, IT, and communication services sectors contributed to performance.

Strong stock selection in the materials sector helped the Fund’s performance. Key contributors were our largest gold positions, Randgold Resources Limited and Sandstorm Gold Limited. Randgold announced a merger with Barrick Gold Corporation that closed at year-end to form a company that will have the lowest total cash cost position among its peers and will own a diversified asset portfolio. Sandstorm, a gold-streaming and royalty company, has a strong portfolio of underlying mines and has had strong recent results.

Within the IT and communication services sectors, the Fund’s holdings contributed to performance. OSI Systems, Incorporated, provides security and inspection systems for airports and border stations and also has a health care business. Shares improved, driven by continued positive results within its security business. Iridium Communications Incorporated, which operates a satellite communications network, recently completed the launch of its new satellite constellation, creating a highly competitive network.

Performance highlights (unaudited)	Wells Fargo Small Cap Value Fund	9

We are cautiously optimistic.

We remain positive on how the portfolio is positioned. Despite the strong start to the year, we believe many of our stocks continue to trade at extremely attractive valuations. This includes our bank investments, which have underperformed the market for most of the past two years and continue to appear undervalued to us. We expect our bank holdings to benefit from deregulation and increased M&A activity. Although gold has lagged the recent market upturn, this is not surprising, as the gold price often lags other asset classes in a risk-on environment. We believe our investments in the gold miners can provide the Fund with important diversification benefits in times of market volatility.

Ten largest holdings (%) as of March 31, 2019[7]

Navigator Holdings Limited	4.13

Barrick Gold Corporation	3.75

The Bancorp Incorporated	3.63

National General Holdings Corporation	3.60

IBERIABANK Corporation	3.44

Cray Incorporated	3.41

Century Casinos Incorporated	3.04

Air Lease Corporation	2.85

Sterling Bancorp	2.70

Sandstorm Gold Limited	2.62

Sector distribution as of March 31, 2019[8]

Please see footnotes on page 7.

10	Wells Fargo Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$904.04	$6.08	1.28%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.44	1.28%
Class C

Actual	$1,000.00	$899.98	$9.62	2.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.81	$10.20	2.03%
Class R6

Actual	$1,000.00	$906.17	$3.94	0.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.18	0.83%
Administrator Class

Actual	$1,000.00	$904.35	$5.13	1.08%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.44	1.08%
Institutional Class

Actual	$1,000.00	$906.00	$4.18	0.88%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	$4.43	0.88%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019	Wells Fargo Small Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 99.02%

Communication Services: 0.74%

Diversified Telecommunication Services: 0.74%

Iridium Communications Incorporated †	120,760	$3,192,894

Consumer Discretionary: 8.22%

Auto Components: 0.39%

Modine Manufacturing Company †	122,073	1,693,153

Automobiles: 0.05%

Thor Industries Incorporated	3,600	224,532

Hotels, Restaurants & Leisure: 3.79%

Century Casinos Incorporated †	1,439,000	13,037,340

Scientific Games Corporation †	156,900	3,203,898

		16,241,238

Household Durables: 3.30%

Cavco Industries Incorporated †	28,100	3,302,593

Nobility Homes Incorporated	89,800	2,020,500

Skyline Champion Corporation	86,692	1,647,148

Taylor Morrison Home Corporation Class A †	181,000	3,212,750

The New Home Company Incorporated †	829,800	3,949,848

		14,132,839

Leisure Products: 0.65%

Vista Outdoor Incorporated †	349,800	2,801,898

Textiles, Apparel & Luxury Goods: 0.04%

G-III Apparel Group Limited †	4,000	159,840

Energy: 9.95%

Energy Equipment & Services: 3.68%

CARBO Ceramics Incorporated †	717,700	2,511,950

Newpark Resources Incorporated †	575,800	5,274,328

Parker Drilling Company †	8,360	129,581

Smart Sand Incorporated †	466,300	2,075,035

Tidewater Incorporated †	249,400	5,783,586

		15,774,480

Oil, Gas & Consumable Fuels: 6.27%

Navigator Holdings Limited †	1,609,400	17,703,400

Nordic American Tanker Limited	692,500	1,398,850

Oasis Petroleum Incorporated †	342,800	2,070,512

Paramount Resources Limited Class A †	266,500	1,420,445

Range Resources Corporation	306,100	3,440,564

Southwestern Energy Company †	184,900	867,181

		26,900,952

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Small Cap Value Fund	Portfolio of investments—March 31, 2019

Security name	Shares	Value

Financials: 30.33%

Banks: 24.10%

Ameris Bancorp	233,600	$8,024,160

Bank OZK	189,800	5,500,404

BankUnited Incorporated	245,400	8,196,360

CenterState Banks Incorporated	404,000	9,619,240

First Horizon National Corporation	586,300	8,196,474

Hanmi Financial Corporation	194,900	4,145,523

Hope Bancorp Incorporated	677,200	8,857,776

IBERIABANK Corporation	206,000	14,772,260

LegacyTexas Financial Group	216,400	8,091,196

Sterling Bancorp	620,900	11,567,367

The Bancorp Incorporated †	1,924,400	15,549,152

Valley National Bancorp	91,200	873,696

		103,393,608

Consumer Finance: 0.80%

Enova International Incorporated †	149,600	3,413,872

Insurance: 3.62%

First Acceptance Corporation †	83,100	103,875

National General Holdings Corporation	650,500	15,436,365

		15,540,240

Mortgage REITs: 0.13%

Redwood Trust Incorporated	35,100	566,865

Thrifts & Mortgage Finance: 1.68%

Axos Financial Incorporated †	91,500	2,649,840

Essent Group Limited †	99,700	4,331,965

NMI Holdings Incorporated Class A †	8,400	217,308

		7,199,113

Health Care: 3.93%

Health Care Equipment & Supplies: 0.41%

Hologic Incorporated †	32,500	1,573,000

Lantheus Holdings Incorporated †	7,381	180,687

		1,753,687

Health Care Providers & Services: 1.45%

Cross Country Healthcare Incorporated †	43,300	304,399

Tivity Health Incorporated †	337,900	5,933,524

		6,237,923

Health Care Technology: 1.30%

Allscripts Healthcare Solutions Incorporated †	582,300	5,555,142

Pharmaceuticals: 0.77%

Prestige Consumer Healthcare Incorporated †	110,300	3,299,073

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019	Wells Fargo Small Cap Value Fund	13

Security name	Shares	Value

Industrials: 21.44%

Air Freight & Logistics: 1.04%

Atlas Air Worldwide Holdings Incorporated †	87,800	$4,439,168

Building Products: 4.46%

Armstrong Flooring Incorporated †	379,900	5,166,640

Builders FirstSource Incorporated †	777,500	10,371,850

CSW Industrials Incorporated †	62,900	3,603,541

		19,142,031

Commercial Services & Supplies: 2.71%

ABM Industries Incorporated	98,100	3,565,935

ACCO Brands Corporation	881,700	7,547,352

Healthcare Services Group Incorporated	5,400	178,146

Hudson Technologies Incorporated †	180,500	348,365

		11,639,798

Construction & Engineering: 1.98%

Bird Construction Incorporated (a)	250,500	1,469,908

IES Holdings Incorporated †	104,000	1,848,080

Tutor Perini Corporation †	302,500	5,178,800

		8,496,788

Machinery: 3.13%

FreightCar America Incorporated (l)†	736,700	4,538,072

Milacron Holdings Corporation †	309,000	3,497,880

Mueller Water Products Incorporated Class A	536,100	5,382,444

		13,418,396

Marine: 1.20%

Seaspan Corporation	592,700	5,156,490

Professional Services: 1.10%

Hill International Incorporated †	1,609,700	4,700,324

Trading Companies & Distributors: 5.82%

Air Lease Corporation	355,800	12,221,730

Applied Industrial Technologies Incorporated	77,500	4,608,925

Beacon Roofing Supply Incorporated †	90,500	2,910,480

BMC Stock Holdings Incorporated †	205,400	3,629,418

Textainer Group Holdings Limited †	166,300	1,604,795

		24,975,348

Information Technology: 9.95%

Communications Equipment: 2.01%

Finisar Corporation †	127,400	2,951,858

Harmonic Incorporated †	1,042,400	5,649,808

		8,601,666

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Small Cap Value Fund	Portfolio of investments—March 31, 2019

Security name	Shares	Value

Electronic Equipment, Instruments & Components: 1.25%

Coherent Incorporated †	19,200	$2,721,024

OSI Systems Incorporated †	30,100	2,636,760

		5,357,784

IT Services: 1.40%

CACI International Incorporated Class A †	7,900	1,437,958

Net 1 UEPS Technologies Incorporated †	384,700	1,381,073

Unisys Corporation †	274,300	3,201,081

		6,020,112

Semiconductors & Semiconductor Equipment: 0.92%

Ichor Holdings Limited †	52,200	1,178,676

Tower Semiconductor Limited †	166,200	2,752,272

		3,930,948

Technology Hardware, Storage & Peripherals: 4.37%

Cray Incorporated †	562,000	14,640,100

Quantum Corporation (l)†	1,733,100	4,124,778

		18,764,878

Materials: 10.98%

Containers & Packaging: 1.07%

Intertape Polymer Group Incorporated (a)	338,200	4,570,952

Metals & Mining: 9.91%

Agnico Eagle Mines Limited-U.S. Exchange Traded Shares	5,000	217,500

Argonaut Gold Incorporated †	534,600	748,440

Barrick Gold Corporation	1,173,301	16,085,957

Carpenter Technology Corporation	90,100	4,131,085

Eldorado Gold Corporation †	172,860	800,342

Haynes International Incorporated	202,500	6,648,075

NovaGold Resources Incorporated †	153,800	641,346

Olympic Steel Incorporated	4,900	77,763

Sandstorm Gold Limited †	2,052,034	11,245,146

Schnitzer Steel Industries Incorporated Class A	9,400	225,600

SSR Mining Incorporated †	130,800	1,655,929

TimkenSteel Corporation †	4,100	44,526

		42,521,709

Real Estate: 3.48%

Equity REITs: 3.48%

PotlatchDeltic Corporation	169,800	6,416,742

UMH Properties Incorporated	603,300	8,494,464

		14,911,206

Total Common Stocks (Cost $408,033,400)		424,728,947

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019	Wells Fargo Small Cap Value Fund	15

Security name		Shares	Value

Exchange-Traded Funds: 0.85%

SPDR S&P Regional Banking ETF		22,400	$1,150,016

VanEck Vectors Gold Miners ETF		72,300	1,620,966

VanEck Vectors Junior Gold Miners ETF		27,000	856,710

Total Exchange-Traded Funds (Cost $2,927,612)			3,627,692

	Yield
Short-Term Investments: 0.16%

Investment Companies: 0.16%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.38%	681,307	681,307

Total Short-Term Investments (Cost $681,307)			681,307

Total investments in securities (Cost $411,642,319)	100.03%	429,037,946

Other assets and liabilities, net	(0.03)	(123,363)

Total net assets	100.00%	$428,914,583

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Small Cap Value Fund	Portfolio of investments—March 31, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Common Stocks
Industrials
Machinery
FreightCar America Incorporated †	697,800	38,900	0	736,700	$0	$(5,434,331)	$0	$4,538,072

Information Technology
Technology Hardware, Storage & Peripherals
Quantum Corporation †	1,090,300	642,800	0	1,733,100	0	(9,885,880)	0	4,124,778

Financials
Capital Markets
Medley Management Incorporated Class A *	323,400	0	323,400	0	(3,574,301)	3,438,521	121,160	0

								8,662,850	2.02%

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	1,673,791	93,580,781	94,573,265	681,307	0	0	43,998	681,307	0.16

					$(3,574,301)	$(11,881,690)	$165,158	$9,344,157	2.18%

*	No longer held at the end of the period.

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2019	Wells Fargo Small Cap Value Fund	17

Assets
Investments in unaffiliated securities, at value (cost $385,770,621)	$419,693,789
Investments in affiliated securities, at value (cost $25,871,698)	9,344,157
Receivable for investments sold	1,623,466
Receivable for Fund shares sold	439,411
Receivable for dividends	298,611
Prepaid expenses and other assets	37,506

Total assets	431,436,940

Liabilities
Payable for investments purchased	1,516,761
Payable for Fund shares redeemed	336,750
Management fee payable	276,718
Due to custodian bank	114,727
Administration fees payable	70,872
Distribution fee payable	7,078
Trustees’ fees and expenses payable	1,906
Accrued expenses and other liabilities	197,545

Total liabilities	2,522,357

Total net assets	$428,914,583

NET ASSETS CONSIST OF
Paid-in capital	$381,795,977
Total distributable earnings	47,118,606

Total net assets	$428,914,583

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$353,030,781
Shares outstanding – Class A1	27,997,544
Net asset value per share – Class A	$12.61
Maximum offering price per share – Class A2	$13.38
Net assets – Class C	$10,609,857
Shares outstanding – Class C1	1,433,231
Net asset value per share – Class C	$7.40
Net assets – Class R6	$34,135,544
Shares outstanding – Class R6[1]	2,435,079
Net asset value per share – Class R6	$14.02
Net assets – Administrator Class	$7,571,408
Shares outstanding – Administrator Class[1]	548,482
Net asset value per share – Administrator Class	$13.80
Net assets – Institutional Class	$23,566,993
Shares outstanding – Institutional Class[1]	1,685,998
Net asset value per share – Institutional Class	$13.98

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Small Cap Value Fund	Statement of operations—year ended March 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $36,631)	$4,713,069
Income from affiliated securities	165,158

Total investment income	4,878,227

Expenses
Management fee	4,247,020
Administration fees
Class A	846,172
Class C	42,359
Class R6	11,977
Administrator Class	11,695
Institutional Class	36,962
Shareholder servicing fees
Class A	1,007,347
Class C	50,427
Administrator Class	22,257
Distribution fee
Class C	151,282
Custody and accounting fees	31,260
Professional fees	57,228
Registration fees	73,587
Shareholder report expenses	92,725
Trustees’ fees and expenses	22,721
Other fees and expenses	26,130

Total expenses	6,731,149
Less: Fee waivers and/or expense reimbursements	(485,332)

Net expenses	6,245,817

Net investment loss	(1,367,590)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	54,825,615
Affiliated securities	(3,574,301)

Net realized gains on investments	51,251,314

Net change in unrealized gains (losses) on:
Unaffiliated securities	(72,028,665)
Affiiliated securities	(11,881,690)

Net change in unrealized gains (losses) on investments	(83,910,355)

Net realized and unrealized gains (losses) on investments	(32,659,041)

Net decrease in net assets resulting from operations	$(34,026,631)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Small Cap Value Fund	19

	Year ended March 31, 2019		Year ended March 31, 2018[1]

Operations
Net investment loss		$(1,367,590)		$(2,802,360)
Net realized gains on investments		51,251,314		316,315,049
Net change in unrealized gains (losses) on investments		(83,910,355)		(259,345,164)

Net increase (decrease) in net assets resulting from operations		(34,026,631)		54,167,525

Distributions to shareholders from net investment income and net realized gains
Class A		(71,877,689)		(139,185,621)
Class C		(5,381,139)		(11,577,587)
Class R6		(6,938,699)		(18,852,432)
Administrator Class		(1,539,465)		(3,280,317)
Institutional Class		(4,505,760)		(59,214,889)

Total distributions to shareholders		(90,242,752)		(232,110,846)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,378,910	19,869,995	1,049,139	20,283,556
Class C	85,413	760,928	82,745	1,093,645
Class R6	314,495	4,957,498	362,552	7,674,684
Administrator Class	72,948	1,228,586	79,721	1,605,699
Institutional Class	371,588	6,490,839	453,494	9,352,699

		33,307,846		40,010,283

Reinvestment of distributions
Class A	5,855,579	70,149,839	7,549,312	135,464,919
Class C	724,350	5,106,665	870,426	10,955,100
Class R6	477,445	6,350,028	964,823	18,847,152
Administrator Class	101,619	1,332,230	144,268	2,762,509
Institutional Class	327,365	4,340,864	2,910,455	57,830,989

		87,279,626		225,860,669

Payment for shares redeemed
Class A	(4,853,428)	(75,405,593)	(5,792,964)	(110,590,516)
Class C	(1,548,014)	(13,673,784)	(909,855)	(12,886,548)
Class R6	(714,540)	(11,020,449)	(2,930,324)	(61,212,656)
Administrator Class	(167,945)	(2,777,438)	(251,974)	(5,114,206)
Institutional Class	(781,425)	(13,646,724)	(19,803,060)	(399,900,378)

		(116,523,988)		(589,704,304)

Net increase (decrease) in net assets resulting from capital share transactions		4,063,484		(323,833,352)

Total decrease in net assets		(120,205,899)		(501,776,673)

Net assets
Beginning of period		549,120,482		1,050,897,155

End of period		$428,914,583		$549,120,482

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Accumulated net investment loss at March 31, 2018 was $666,360. The disaggregated distributions information for the year ended March 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$17.09	$21.68	$18.84	$27.51	$35.74
Net investment income (loss)	(0.05)[1]	(0.09)[1]	(0.11)	(0.06)[1]	0.01 [1]
Net realized and unrealized gains (losses) on investments	(1.31)	1.62	5.45	(1.19)	(2.55)

Total from investment operations	(1.36)	1.53	5.34	(1.25)	(2.54)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.13)
Net realized gains	(3.12)	(6.12)	(2.50)	(7.42)	(5.56)

Total distributions to shareholders	(3.12)	(6.12)	(2.50)	(7.42)	(5.69)
Net asset value, end of period	$12.61	$17.09	$21.68	$18.84	$27.51
Total return[2]	(7.00)%	7.97%	29.92%	(2.90)%	(7.29)%
Ratios to average net assets (annualized)
Gross expenses	1.37%	1.33%	1.32%	1.36%	1.35%
Net expenses	1.28%	1.28%	1.28%	1.28%	1.29%
Net investment income (loss)	(0.31)%	(0.47)%	(0.48)%	(0.27)%	0.02%
Supplemental data
Portfolio turnover rate	37%	36%	31%	16%	9%
Net assets, end of period (000s omitted)	$353,031	$437,704	$494,607	$441,679	$289,669

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.56	$16.67	$15.09	$23.80	$31.89
Net investment loss	(0.11)[1]	(0.17)[1]	(0.20)[1]	(0.24)[1]	(0.20)[1]
Net realized and unrealized gains (losses) on investments	(0.93)	1.18	4.28	(1.05)	(2.27)

Total from investment operations	(1.04)	1.01	4.08	(1.29)	(2.47)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.06)
Net realized gains	(3.12)	(6.12)	(2.50)	(7.42)	(5.56)

Total distributions to shareholders	(3.12)	(6.12)	(2.50)	(7.42)	(5.62)
Net asset value, end of period	$7.40	$11.56	$16.67	$15.09	$23.80
Total return[2]	(7.67)%	7.08%	28.93%	(3.58)%	(8.00)%
Ratios to average net assets (annualized)
Gross expenses	2.12%	2.08%	2.07%	2.11%	2.10%
Net expenses	2.03%	2.03%	2.03%	2.03%	2.04%
Net investment loss	(1.02)%	(1.23)%	(1.23)%	(1.18)%	(0.70)%
Supplemental data
Portfolio turnover rate	37%	36%	31%	16%	9%
Net assets, end of period (000s omitted)	$10,610	$25,111	$35,470	$33,601	$80,969

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS R6	2019	2018	2017	2016	2015
Net asset value, beginning of period	$18.52	$22.93	$19.72	$28.29	$36.52
Net investment income (loss)	0.03 [1]	(0.00)[1,2]	(0.01)[1]	0.03 [1]	0.23 [1]
Net realized and unrealized gains (losses) on investments	(1.41)	1.71	5.72	(1.18)	(2.69)

Total from investment operations	(1.38)	1.71	5.71	(1.15)	(2.46)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.21)
Net realized gains	(3.12)	(6.12)	(2.50)	(7.42)	(5.56)

Total distributions to shareholders	(3.12)	(6.12)	(2.50)	(7.42)	(5.77)
Net asset value, end of period	$14.02	$18.52	$22.93	$19.72	$28.29
Total return	(6.55)%	8.38%	30.50%	(2.43)%	(6.90)%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.89%	0.89%	0.92%	0.87%
Net expenses	0.83%	0.83%	0.83%	0.83%	0.83%
Net investment income (loss)	0.15%	(0.01)%	(0.03)%	0.12%	0.72%
Supplemental data
Portfolio turnover rate	37%	36%	31%	16%	9%
Net assets, end of period (000s omitted)	$34,136	$43,671	$90,809	$92,929	$52,613

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Cap Value Fund	23

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$18.34	$22.80	$19.66	$28.30	$36.40
Net investment income (loss)	(0.02)[1]	(0.06)[1]	(0.07)[1]	(0.06)[1]	0.01 [1]
Net realized and unrealized gains (losses) on investments	(1.40)	1.72	5.71	(1.16)	(2.55)

Total from investment operations	(1.42)	1.66	5.64	(1.22)	(2.54)
Distributions to shareholders from
Net realized gains	(3.12)	(6.12)	(2.50)	(7.42)	(5.56)
Net asset value, end of period	$13.80	$18.34	$22.80	$19.66	$28.30
Total return	(6.85)%	8.18%	30.22%	(2.70)%	(7.16)%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.24%	1.24%	1.25%	1.19%
Net expenses	1.08%	1.08%	1.08%	1.08%	1.09%
Net investment income (loss)	(0.11)%	(0.28)%	(0.31)%	(0.24)%	0.03%
Supplemental data
Portfolio turnover rate	37%	36%	31%	16%	9%
Net assets, end of period (000s omitted)	$7,571	$9,936	$12,994	$24,927	$74,820

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$18.49	$22.90	$19.71	$28.29	$36.53
Net investment income (loss)	0.02 [1]	(0.02)[1]	(0.01)[1]	(0.01)[1]	0.17 [1]
Net realized and unrealized gains (losses) on investments	(1.41)	1.73	5.70	(1.15)	(2.65)

Total from investment operations	(1.39)	1.71	5.69	(1.16)	(2.48)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.20)
Net realized gains	(3.12)	(6.12)	(2.50)	(7.42)	(5.56)

Total distributions to shareholders	(3.12)	(6.12)	(2.50)	(7.42)	(5.76)
Net asset value, end of period	$13.98	$18.49	$22.90	$19.71	$28.29
Total return	(6.61)%	8.39%	30.41%	(2.46)%	(6.95)%
Ratios to average net assets (annualized)
Gross expenses	1.04%	0.99%	0.99%	0.99%	0.92%
Net expenses	0.88%	0.88%	0.88%	0.88%	0.89%
Net investment income (loss)	0.09%	(0.11)%	(0.06)%	(0.03)%	0.52%
Supplemental data
Portfolio turnover rate	37%	36%	31%	16%	9%
Net assets, end of period (000s omitted)	$23,567	$32,699	$417,018	$283,728	$1,017,115

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Small Cap Value Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

26	Wells Fargo Small Cap Value Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $412,555,210 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$82,633,669

Gross unrealized losses	(66,150,933)

Net unrealized gains	$16,482,736

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Small Cap Value Fund	27

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$3,192,894	$0	$0	$3,192,894

Consumer discretionary	33,233,000	2,020,500	0	35,253,500

Energy	42,675,432	0	0	42,675,432

Financials	130,113,698	0	0	130,113,698

Health care	16,845,825	0	0	16,845,825

Industrials	90,498,435	1,469,908	0	91,968,343

Information technology	42,675,388	0	0	42,675,388

Materials	42,521,709	4,570,952	0	47,092,661

Real estate	14,911,206	0	0	14,911,206

Exchange-traded funds	3,627,692	0	0	3,627,692

Short-term investments

Investment companies	681,307	0	0	681,307

Total assets	$420,976,586	$8,061,360	$0	$429,037,946

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.850%

Next $500 million	0.825

Next $1 billion	0.800

Next $1 billion	0.775

Next $1 billion	0.750

Next $1 billion	0.730

Next $5 billion	0.720

Over $10 billion	0.710

For the year ended March 31, 2019, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

28	Wells Fargo Small Cap Value Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through July 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.28% for Class A shares, 2.03% for Class C shares, 0.83% for Class R6 shares, 1.08% for Administrator Class shares, and 0.88% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2019, Funds Distributor received $371 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2019 were $183,716,277 and $267,978,201, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended March 31, 2019, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Small Cap Value Fund	29

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	Year ended March 31

	2019	2018

Ordinary income	$0	$1,352,843

Long-term capital gain	90,242,752	230,758,003

As of March 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$14,978,067	$15,657,779	$16,482,760

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended March 31, 2018 were as follows:

Net realized gains

Class A	$139,185,621

Class C	11,577,587

Class R6	18,852,432

Administrator Class	3,280,317

Institutional Class	59,214,889

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REDEMPTION IN-KIND

After the close of business on July 7, 2017, the Fund redeemed assets through an in-kind redemption. In the redemption transaction, the Fund issued securities with a value of $317,068,893 and cash in the amount of $17,087,078. The Fund recognized gains in the amount of $145,197,411. The redemption in-kind by a shareholder of the Institutional Class represented 34% of the Fund and is reflected on the Statement of Changes in Net Assets.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

30	Wells Fargo Small Cap Value Fund	Notes to financial statements

12. SUBSEQUENT EVENT

At a regular meeting of the Board of Trustees held on May 21-22, 2019, the Trustees of the Fund approved the merger of the Fund into Wells Fargo Small Company Value Fund. As a result of the merger, Wells Fargo Small Company Value Fund will acquire the assets and assume the liabilities of the Fund in exchange for shares of Wells Fargo Small Company Value Fund. The merger does not require approval by the Fund’s shareholders.

Shareholders of the Fund will receive a prospectus/information statement with information on the principal aspects of the merger of the Fund into Wells Fargo Small Company Value Fund in June 2019. The merger is scheduled to take place on or about September 20, 2019.

Report of independent registered public accounting firm	Wells Fargo Small Cap Value Fund	31

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Small Cap Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 29, 2019

32	Wells Fargo Small Cap Value Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $90,242,752 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2019.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Small Cap Value Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

34	Wells Fargo Small Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Small Cap Value Fund	35

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

36	Wells Fargo Small Cap Value Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401593 05-19 A244/AR244 03-19

Annual Report

March 31, 2019

Wells Fargo Special Small Cap Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Special Small Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Special Small Cap Value Fund for the 12-month period that ended March 31, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility for much of 2018. Equity investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent if not spectacular economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.50% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 4.22%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 7.41%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.48% while the Bloomberg Barclays Global Aggregate ex-USD Index5 lost 4.13%. The Bloomberg Barclays Municipal Bond Index6 added 5.38%, and the ICE BofAML U.S. High Yield Index7 gained 5.94%.

Trade tensions and U.S. interest rates influenced markets.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The Fed raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June 2018. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Special Small Cap Value Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September 2018. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX10.

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Special Small Cap Value Fund	Letter to shareholders (unaudited)

Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo Special Small Cap Value Fund	Performance highlights (unaudited)

The Fund is currently closed to most new investors.1

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Robert Rifkin, CFA®‡

James M. Tringas, CFA®‡

Bryant VanCronkhite, CFA®‡, CPA

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge				Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year		5 year	10 year	Gross	Net[3]

Class A (ESPAX)[4]	5-7-1993	-6.57	5.43	14.36	-0.87		6.69	15.03	1.31	1.31

Class C (ESPCX)[4]	12-12-2000	-2.59	5.89	14.17	-1.59	*	5.89	14.17	2.06	2.06

Class R (ESPHX)[5]	9-30-2015	–	–	–	-1.08	*	6.44	14.73	1.56	1.56

Class R6 (ESPRX)[6]	10-31-2014	–	–	–	-0.42		7.14	15.49	0.88	0.88

Administrator Class (ESPIX)[4]	7-23-1996	–	–	–	-0.77		6.84	15.27	1.23	1.20

Institutional Class (ESPNX)[7]	7-30-2010	–	–	–	-0.50	*	7.10	15.46	0.98	0.94

Russell 2000® Value Index[8]	–	–	–	–	0.17		5.59	14.12	–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Special Small Cap Value Fund	7

Growth of $10,000 investment as of March 31, 2019[9]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Please see the Fund’s current Statement of Additional Information for further details.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through July 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.34% for Class A, 2.09% for Class C, 1.59% for Class R, 0.89% for Class R6, 1.20% for Administrator Class, and 0.94% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	Historical performance shown for this class prior to July 19, 2010, is based on the performance of the same class of the Fund’s predecessor, Evergreen Special Values Fund.

[5]

Historical performance shown for Class R shares prior to their inception reflects the performance of the Institutional Class shares adjusted to reflect the higher expenses applicable to Class R shares.

[6]

Historical performance for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[7]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[8]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[9]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[10]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Special Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended March 31, 2019.

∎	Stock selection in the information technology (IT) sector and an underweight to the real estate sector detracted from performance.

∎	Stock selection in the consumer discretionary and industrials sectors contributed to relative performance.

Equity markets saw significant volatility over the period.

Over the 12-month reporting period, equity markets saw significant volatility, but the Russell 2000® Value Index posted a benign return of 0.17%. The first five months of the period saw small-cap value stocks post healthy returns as many investors believed small-cap stocks would benefit from the new U.S. corporate tax reform legislation as well as insulation from global trade disputes. The last four months of 2018 saw volatility increase and stocks moved sharply lower, driven by a fear of rising interest rates, rising trade tensions, and high-yield credit spreads widening. These concerns began to subside as 2018 came to a close. Small-cap stocks rallied in early 2019, largely due to the Federal Open Market Committee stating that it would pause and evaluate the need for future interest rate increases and the administration saying it would allow for more time to negotiate a trade agreement with China.

Ten largest holdings (%) as of March 31, 2019[10]

Mueller Industries Incorporated	2.53

Dine Brands Global Incorporated	2.51

Innospec Incorporated	2.50

Eagle Materials Incorporated	2.37

Denny’s Corporation	2.35

Neenah Paper Incorporated	2.18

UMB Financial Corporation	2.14

Nomad Foods Limited	1.95

Franklin Electric Company Incorporated	1.94

Simpson Manufacturing Company Incorporated	1.89

Recent market volatility strengthens our belief that it is always prudent to protect downside risks. Our bottom-up process is designed to seek out companies that can control their own destiny via their clear competitive advantages, strong and sustainable free cash flows, and flexible balance sheets that can be used to grow shareholder value regardless of the macro environment. We did not make any major changes to portfolio positioning during the reporting period; however, we did adjust individual positions as reward/risk levels changed. We continue to emphasize companies that can control their destiny by using their balance sheets to protect capital during periods of volatility and also be offensive when their competitors are forced to be defensive.

Key contributors included stock selection within the consumer discretionary and industrials sectors.

Stock selection in the consumer discretionary sector contributed to relative performance. Full-service restaurant operator, Dine Brands Global, Incorporated, was a top contributor. The manager of restaurant brands IHOP and Applebee’s reported several strong quarters that highlighted much improved same-store growth comparisons from its Applebee’s unit. We continue to like the company’s franchise model, which generates significant free cash flow, requires minimal capital investments, and allows for shareholder value appreciation via future capital deployment opportunities. In the industrials sector, copper tubing and piping systems manufacturer Mueller Industries, Incorporated, contributed to results as the company’s gross margins benefited from its operational improvement initiatives and the company continues to make accretive acquisitions to diversify and strengthen its market share.

Detractors from performance included stock selection in the IT sector and an underweight to real estate.

Security selection in the IT sector detracted from relative performance. Belden Incorporated designs and manufactures signal transmission solutions worldwide. The company had a volatile year as investors’ fears of industrial end markets softening increased. Although we are disappointed with the stock’s performance, we continue to see an attractive reward/risk opportunity going forward. The company continues to diversify and has ample dry powder on the balance sheet to continue to pursue its diversification strategy and provide further value creation. The Fund’s underweight to the real estate sector detracted from relative performance. The sector outperformed as investors preferred more defensive stocks during the volatile fourth quarter of 2018 and as Treasury yields declined in early 2019. Our decision to underweight the sector is based on the view that there are more attractive long-term reward/risk opportunities outside of the sector that possess more attractive long-term prospects.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Special Small Cap Value Fund	9

Our outlook is cautious yet confident.

As we look out over the next 12 months, we expect volatility could remain elevated. We believe it is prudent to protect the Fund’s downside risks as we look for investment opportunities to present themselves. We do not focus on forecasting future macroeconomic news or the short-term direction of the market. Through our bottom-up stock-selection process, we focus on investing in companies that we believe have the potential to generate strong cash flows and have the balance sheet flexibility to make intelligent investment decisions. In our view, this approach may better position our investments to reap outsized rewards relative to other stocks. Because of this disciplined investment process, we remain confident in our ability to navigate all economic environments over the long term.

Sector distribution as of March 31, 2019[11]

Please see footnotes on page 7.

10	Wells Fargo Special Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$924.15	$6.20	1.29%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.49	$6.50	1.29%
Class C

Actual	$1,000.00	$920.91	$9.78	2.04%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.75	$10.25	2.04%
Class R

Actual	$1,000.00	$923.39	$7.41	1.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.23	$7.77	1.54%
Class R6

Actual	$1,000.00	$926.20	$4.15	0.86%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.36	0.86%
Administrator Class

Actual	$1,000.00	$924.56	$5.76	1.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class

Actual	$1,000.00	$925.98	$4.51	0.94%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.74	0.94%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019	Wells Fargo Special Small Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 92.49%

Communication Services: 1.11%

Media: 1.11%

A.H. Belo Corporation Class A (l)	1,658,289	$6,168,835

Gannett Company Incorporated	1,220,821	12,867,453

New Media Investment Group Incorporated	935,139	9,818,960

		28,855,248

Consumer Discretionary: 8.89%

Diversified Consumer Services: 0.10%

Liberty Tax Incorporated «	274,046	2,710,315

Hotels, Restaurants & Leisure: 6.09%

Denny’s Corporation (l)†	3,316,971	60,866,418

Dine Brands Global Incorporated	713,300	65,117,157

The Wendy’s Company	1,797,800	32,162,642

		158,146,217

Household Durables: 1.24%

Dixie Group Incorporated †	616,935	579,919

Helen of Troy Limited †	271,400	31,471,544

		32,051,463

Specialty Retail: 0.17%

Christopher & Banks Corporation «†	1,086,348	370,445

The Buckle Incorporated «	210,120	3,933,446

		4,303,891

Textiles, Apparel & Luxury Goods: 1.29%

Delta Apparel Incorporated (l)†	519,692	11,547,556

Steven Madden Limited	648,100	21,931,704

		33,479,260

Consumer Staples: 8.53%

Beverages: 1.03%

Cott Corporation	1,822,700	26,629,647

Food Products: 5.12%

Hostess Brands Incorporated †	1,541,623	19,270,288

J & J Snack Foods Corporation	264,600	42,029,064

Nomad Foods Limited †	2,469,330	50,497,799

TreeHouse Foods Incorporated †	328,985	21,235,982

		133,033,133

Household Products: 2.38%

Central Garden & Pet Company (l)«†	743,522	19,004,422

Central Garden & Pet Company Class A †	735,533	17,101,142

Spectrum Brands Holdings Incorporated	470,001	25,746,655

		61,852,219

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Special Small Cap Value Fund	Portfolio of investments—March 31, 2019

Security name	Shares	Value

Energy: 4.02%

Energy Equipment & Services: 2.07%

C&J Energy Services Incorporated †	547,074	$8,490,588

Forum Energy Technologies Incorporated †	871,000	4,450,810

Oil States International Incorporated †	594,100	10,075,936

Patterson-UTI Energy Incorporated	1,799,010	25,222,120

Tetra Technologies Incorporated †	2,372,700	5,552,118

		53,791,572

Oil, Gas & Consumable Fuels: 1.95%

Berry Petroleum Corporation	590,242	6,811,393

Callon Petroleum Company †	1,083,400	8,179,670

Magnolia Oil & Gas Corporation †	501,100	6,013,200

Penn Virginia Corporation †	217,000	9,569,700

QEP Resources Incorporated †	2,582,300	20,116,117

		50,690,080

Financials: 19.62%

Banks: 10.66%

Associated Banc Corporation	1,591,500	33,978,525

First Citizens BancShares Corporation Class A	97,950	39,885,240

First Hawaiian Incorporated	1,049,100	27,329,055

Hancock Holding Company	757,245	30,592,698

IBERIABANK Corporation	399,800	28,669,658

Renasant Corporation	1,005,645	34,041,083

South State Corporation	391,800	26,775,612

UMB Financial Corporation	866,286	55,476,955

		276,748,826

Capital Markets: 3.24%

Apollo Investment Corporation «	1,255,636	19,010,329

Artisan Partners Asset Management Incorporated Class A	1,126,695	28,358,913

New Mountain Finance Corporation	1,574,526	21,366,318

Westwood Holdings Group Incorporated	436,883	15,408,863

		84,144,423

Insurance: 4.22%

ProAssurance Corporation	875,400	30,297,594

Stewart Information Services Corporation	707,507	30,203,474

The Hanover Insurance Group Incorporated	217,091	24,785,279

White Mountains Insurance Group Limited	26,100	24,155,028

		109,441,375

Mortgage REITs: 1.50%

Apollo Commercial Real Estate Finance Incorporated	1,117,037	20,330,073

Invesco Mortgage Capital Incorporated	605,880	9,572,904

Two Harbors Investment Corporation	665,000	8,997,450

		38,900,427

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019	Wells Fargo Special Small Cap Value Fund	13

Security name	Shares	Value

Health Care: 2.16%

Health Care Equipment & Supplies: 0.39%

Avanos Medical Incorporated †	233,700	$9,974,316

Health Care Providers & Services: 0.49%

Hanger Incorporated †	667,280	12,711,684

Pharmaceuticals: 1.28%

Innoviva Incorporated †	900,702	12,636,849

Prestige Consumer Healthcare Incorporated †	691,300	20,676,783

		33,313,632

Industrials: 21.36%

Building Products: 4.75%

CSW Industrials Incorporated (l)†	759,969	43,538,624

Griffon Corporation	649,185	11,996,939

Quanex Building Products Corporation	1,179,133	18,736,423

Simpson Manufacturing Company Incorporated	828,896	49,128,666

		123,400,652

Commercial Services & Supplies: 4.26%

ACCO Brands Corporation	1,492,561	12,776,322

Brady Corporation Class A	319,009	14,805,208

Deluxe Corporation	692,931	30,294,943

Ennis Incorporated	1,223,593	25,401,791

Viad Corporation	484,050	27,247,175

		110,525,439

Electrical Equipment: 2.14%

Atkore International Incorporated †	1,525,890	32,852,412

EnerSys	346,135	22,554,157

		55,406,569

Machinery: 9.29%

Douglas Dynamics Incorporated	714,847	27,214,225

Franklin Electric Company Incorporated	983,936	50,269,290

Global Brass & Copper Holdings Incorporated	1,074,272	36,997,928

Hillenbrand Incorporated	712,776	29,601,587

Kadant Incorporated	268,384	23,607,057

Mueller Industries Incorporated	2,095,171	65,662,661

NN Incorporated	1,026,510	7,688,560

		241,041,308

Professional Services: 0.62%

Korn/Ferry International	361,832	16,202,837

Trading Companies & Distributors: 0.30%

Aircastle Limited	385,800	7,808,592

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Special Small Cap Value Fund	Portfolio of investments—March 31, 2019

Security name	Shares	Value

Information Technology: 9.09%

Communications Equipment: 0.59%

NETGEAR Incorporated	463,802	$15,361,122

Electronic Equipment, Instruments & Components: 3.47%

AVX Corporation	1,043,630	18,096,544

Badger Meter Incorporated	184,477	10,264,300

Belden Incorporated	388,268	20,849,992

Coherent Incorporated †	49,900	7,071,828

Novanta Incorporated †	399,285	33,831,418

		90,114,082

IT Services: 1.40%

Conduent Incorporated †	368,300	5,093,589

MAXIMUS Incorporated	139,500	9,901,710

Sykes Enterprises Incorporated †	755,200	21,357,056

		36,352,355

Semiconductors & Semiconductor Equipment: 2.44%

Brooks Automation Incorporated	395,200	11,591,216

Cabot Microelectronics Corporation	305,213	34,171,647

DSP Group Incorporated †	659,148	9,274,212

KLA-Tencor Corporation	69,557	8,305,801

		63,342,876

Software: 0.64%

ACI Worldwide Incorporated †	282,300	9,279,201

Cision Limited †	534,201	7,355,948

		16,635,149

Technology Hardware, Storage & Peripherals: 0.55%

Glassbridge Enterprises Incorporated (l)«†	305,421	61,084

NCR Corporation †	514,700	14,046,163

		14,107,247

Materials: 12.36%

Chemicals: 4.58%

Element Solutions Incorporated †	299,200	3,021,920

Innospec Incorporated	777,572	64,810,626

PolyOne Corporation	656,401	19,239,113

PQ Group Holdings Incorporated †	566,273	8,590,361

Sensient Technologies Corporation	341,468	23,148,116

		118,810,136

Construction Materials: 2.37%

Eagle Materials Incorporated	730,300	61,564,290

Containers & Packaging: 1.60%

Silgan Holdings Incorporated	1,399,542	41,468,429

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019	Wells Fargo Special Small Cap Value Fund	15

Security name			Shares	Value

Metals & Mining: 0.42%

Compass Minerals International Incorporated			199,800	$10,863,126

Paper & Forest Products: 3.39%

Neenah Paper Incorporated (l)			877,121	56,451,508

Schweitzer-Mauduit International Incorporated			814,387	31,533,065

				87,984,573

Real Estate: 2.59%

Equity REITs: 2.59%

Acadia Realty Trust			648,300	17,679,141

Pebblebrook Hotel Trust			764,280	23,738,537

Washington REIT			908,562	25,784,990

				67,202,668

Utilities: 2.76%

Electric Utilities: 2.76%

Hawaiian Electric Industries Incorporated			1,091,637	44,506,040

IDACORP Incorporated			272,500	27,124,650

				71,630,690

Total Common Stocks (Cost $2,258,733,643)				2,400,599,868

Exchange-Traded Funds: 1.45%

iShares Russell 2000 Index ETF «			135,500	20,743,695

iShares Russell 2000 Value Index ETF «			140,400	16,833,960

Total Exchange-Traded Funds (Cost $38,073,683)				37,577,655

	Dividend yield
Preferred Stocks: 0.35%

Industrials: 0.35%

Industrial Conglomerates: 0.35%

Steel Partners Holdings LP	6.93%		419,586	9,075,645

Total Preferred Stocks (Cost $9,312,343)				9,075,645

		Expiration date
Rights: 0.01%

Financials: 0.01%

Diversified Financial Services: 0.01%

Schulman Incorporated Class A †(a)‡		12-31-2099	593,658	257,054

Total Rights (Cost $257,054)				257,054

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Special Small Cap Value Fund	Portfolio of investments—March 31, 2019

	Yield	Shares	Value

Short-Term Investments: 7.20%

Investment Companies: 7.20%

Securities Lending Cash Investments LLC (l)(r)(u)	2.55%	57,964,218	$57,970,015

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.38	128,767,336	128,767,336

Total Short-Term Investments (Cost $186,737,351)			186,737,351

Total investments in securities (Cost $2,493,114,074)	101.50%	2,634,247,573

Other assets and liabilities, net	(1.50)	(38,818,369)

Total net assets	100.00%	$2,595,429,204

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

«	All or a portion of this security is on loan.

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

‡	Security is valued using significant unobservable inputs.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019	Wells Fargo Special Small Cap Value Fund	17

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Common Stocks
Communication Services
Media
A.H. Belo Corporation Class A	1,423,589	234,700	0	1,658,289	$0	$(2,245,390)	$494,660	$6,168,835
Consumer Discretionary
Hotels, Restaurants & Leisure
Denny’s Corporation †	2,668,018	946,753	297,800	3,316,971	758,602	22,219,311	0	60,866,418
Textiles, Apparel & Luxury Goods
Delta Apparel Incorporated †	459,492	60,200	0	519,692	0	2,150,944	0	11,547,556
Consumer Staples
Household Products
Central Garden & Pet Company †	553,580	194,042	4,100	743,522	(24,132)	3,002,444	0	19,004,422
Industrials
Building Products
CSW Industrials Incorporated †	664,244	95,725	0	759,969	0	15,478,835	0	43,538,624
Commercial Services & Supplies
Ennis Incorporated *	1,320,620	163,273	260,300	1,223,593	140,786	1,370,302	1,186,963	25,401,791
Information Technology
Technology Hardware, Storage & Peripherals
Glassbridge Enterprises Incorporated †	305,221	200	0	305,421	0	(302,317)	0	61,084
Materials
Paper and Forest Products
Neenah Paper Incorporated	623,520	255,201	1,600	877,121	(27,006)	(5,753,520)	1,211,644	56,451,508

								223,040,238	8.59%

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	81,074,217	311,429,137	334,539,136	57,964,218	242	0	1,009,779	57,970,015
Wells Fargo Government Money Market Fund Select Class	139,485,748	863,750,440	874,468,852	128,767,336	0	0	3,237,079	128,767,336

								186,737,351	7.20

					$848,492	$35,920,609	$7,140,125	$409,777,589	15.79%

*	No longer an affiliate of the Fund at the end of the period.

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Special Small Cap Value Fund	Statement of assets and liabilities—March 31, 2019

Assets
Investments in unaffiliated securities (including $56,429,332 of securities loaned), at value (cost $2,094,878,838)	$2,224,469,984
Investments in affiliated securities, at value (cost $398,235,236)	409,777,589
Cash	59
Receivable for investments sold	19,538,111
Receivable for Fund shares sold	7,868,960
Receivable for dividends	5,049,477
Receivable for securities lending income	2,609
Prepaid expenses and other assets	80,225

Total assets	2,666,787,014

Liabilities
Payable upon receipt of securities loaned	57,965,377
Payable for investments purchased	6,941,261
Payable for Fund shares redeemed	4,079,974
Management fee payable	1,775,525
Administration fees payable	284,064
Distribution fees payable	17,277
Trustees’ fees and expenses payable	1,908
Accrued expenses and other liabilities	292,424

Total liabilities	71,357,810

Total net assets	$2,595,429,204

NET ASSETS CONSIST OF
Paid-in capital	$2,446,401,127
Total distributable earnings	149,028,077

Total net assets	$2,595,429,204

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$526,655,658
Shares outstanding – Class A1	16,593,124
Net asset value per share – Class A	$31.74
Maximum offering price per share – Class A2	$33.68
Net assets – Class C	$24,333,942
Shares outstanding – Class C1	853,987
Net asset value per share – Class C	$28.49
Net assets – Class R	$6,655,998
Shares outstanding – Class R1	206,688
Net asset value per share – Class R	$32.20
Net assets – Class R6	$518,377,158
Shares outstanding – Class R6[1]	15,926,919
Net asset value per share – Class R6	$32.55
Net assets – Administrator Class	$160,368,773
Shares outstanding – Administrator Class[1]	4,926,477
Net asset value per share – Administrator Class	$32.55
Net assets – Institutional Class	$1,359,037,675
Shares outstanding – Institutional Class[1]	41,735,490
Net asset value per share – Institutional Class	$32.56

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2019	Wells Fargo Special Small Cap Value Fund	19

Investment income
Dividends (net of foreign withholding taxes of $55,162)	$42,702,888
Income from affiliated securities	7,352,809
Interest	499

Total investment income	50,056,196

Expenses
Management fee	20,420,941
Administration fees
Class A	1,141,115
Class C	98,047
Class R	12,045
Class R6	118,377
Administrator Class	246,173
Institutional Class	1,745,380
Shareholder servicing fees
Class A	1,358,470
Class C	116,722
Class R	14,339
Administrator Class	470,993
Distribution fees
Class C	350,167
Class R	14,339
Custody and accounting fees	79,311
Professional fees	52,873
Registration fees	202,601
Shareholder report expenses	216,811
Trustees’ fees and expenses	22,719
Interest expense	1,197
Other fees and expenses	38,193

Total expenses	26,720,813
Less: Fee waivers and/or expense reimbursements	(351,006)

Net expenses	26,369,807

Net investment income	23,686,389

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	70,020,020
Affiliated securities	848,492

Net realized gains on investments	70,868,512

Net change in unrealized gains (losses) on:
Unaffiliated securities	(168,401,892)
Affiliated securities	35,920,609

Net change in unrealized gains (losses) on investments	(132,481,283)

Net realized and unrealized gains (losses) on investments	(61,612,771)

Net decrease in net assets resulting from operations	$(37,926,382)

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Special Small Cap Value Fund	Statement of changes in net assets

	Year ended March 31, 2019		Year ended March 31, 2018[1]

Operations
Net investment income		$23,686,389		$18,358,131
Net realized gains on investments		70,868,512		148,275,813
Net change in unrealized gains (losses) on investments		(132,481,283)		21,367,502

Net increase (decrease) in net assets resulting from operations		(37,926,382)		188,001,446

Distributions to shareholders from net investment income and net realized gains
Class A		(34,950,655)		(28,923,817)
Class C		(3,190,299)		(2,701,391)
Class R		(404,926)		(151,245)
Class R6		(29,776,704)		(13,961,093)
Administrator Class		(10,505,173)		(11,096,481)
Institutional Class		(92,413,835)		(59,336,216)

Total distributions to shareholders		(171,241,592)		(116,170,243)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,399,455	147,434,144	2,772,875	94,731,826
Class C	176,335	5,606,048	191,743	5,942,942
Class R	108,771	3,732,400	122,899	4,239,675
Class R6	10,731,533	369,575,214	4,147,795	146,057,838
Administrator Class	1,731,106	60,553,466	2,707,738	94,110,194
Institutional Class	25,518,350	892,397,775	15,040,023	526,877,607

		1,479,299,047		871,960,082

Reinvestment of distributions
Class A	1,076,242	31,879,046	772,732	26,881,022
Class C	114,907	3,053,065	82,534	2,591,651
Class R	13,400	402,776	4,226	149,401
Class R6	757,094	23,032,048	360,421	12,863,108
Administrator Class	339,786	10,323,048	304,887	10,860,280
Institutional Class	2,401,764	73,095,306	1,252,402	44,708,634

		141,785,289		98,054,096

Payment for shares redeemed
Class A	(4,558,516)	(151,304,840)	(5,222,764)	(178,462,050)
Class B	N/A	N/A	(11,387)[2]	(339,787)[2]
Class C	(1,140,298)	(33,300,231)	(568,844)	(17,485,661)
Class R	(48,026)	(1,606,676)	(17,869)	(617,184)
Class R6	(2,789,106)	(93,680,041)	(2,479,153)	(87,096,747)
Administrator Class	(3,674,115)	(131,798,914)	(2,360,366)	(81,310,178)
Institutional Class	(20,110,486)	(683,366,611)	(9,522,751)	(332,025,710)

		(1,095,057,313)		(697,337,317)

Net increase in net assets resulting from capital share transactions		526,027,023		272,676,861

Total increase in net assets		316,859,049		344,508,064

Net assets
Beginning of period		2,278,570,155		1,934,062,091

End of period		$2,595,429,204		$2,278,570,155

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at March 31, 2018 was $3,571,012. The disaggregated distributions information for the period ended March 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from April 1, 2017 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$34.42	$33.15	$27.40	$29.27	$32.59
Net investment income	0.22	0.24	0.35 [1]	0.20	0.26
Net realized and unrealized gains (losses) on investments	(0.69)	2.89	6.15	(1.46)	1.81

Total from investment operations	(0.47)	3.13	6.50	(1.26)	2.07
Distributions to shareholders from
Net investment income	(0.15)	(0.32)	(0.18)	(0.19)	(0.21)
Net realized gains	(2.06)	(1.54)	(0.57)	(0.42)	(5.18)

Total distributions to shareholders	(2.21)	(1.86)	(0.75)	(0.61)	(5.39)
Net asset value, end of period	$31.74	$34.42	$33.15	$27.40	$29.27
Total return[2]	(0.87)%	9.42%	23.69%	(4.21)%	7.56%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.31%	1.32%	1.36%	1.39%
Net expenses	1.29%	1.31%	1.32%	1.34%	1.34%
Net investment income	0.67%	0.66%	1.14%	0.73%	0.90%
Supplemental data
Portfolio turnover rate	32%	41%	51%	46%	79%
Net assets, end of period (000s omitted)	$526,656	$539,499	$575,269	$417,161	$448,980

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$31.21	$30.19	$25.05	$26.81	$30.31
Net investment income (loss)	(0.05)[1]	(0.03)[1]	0.12 [1]	(0.03)	0.04 [1]
Net realized and unrealized gains (losses) on investments	(0.61)	2.64	5.59	(1.31)	1.65

Total from investment operations	(0.66)	2.61	5.71	(1.34)	1.69
Distributions to shareholders from
Net investment income	0.00	(0.05)	0.00	0.00	(0.01)
Net realized gains	(2.06)	(1.54)	(0.57)	(0.42)	(5.18)

Total distributions to shareholders	(2.06)	(1.59)	(0.57)	(0.42)	(5.19)
Net asset value, end of period	$28.49	$31.21	$30.19	$25.05	$26.81
Total return[2]	(1.63)%	8.60%	22.75%	(4.93)%	6.75%
Ratios to average net assets (annualized)
Gross expenses	2.04%	2.06%	2.07%	2.11%	2.14%
Net expenses	2.04%	2.06%	2.07%	2.09%	2.09%
Net investment income (loss)	(0.13)%	(0.10)%	0.42%	(0.02)%	0.15%
Supplemental data
Portfolio turnover rate	32%	41%	51%	46%	79%
Net assets, end of period (000s omitted)	$24,334	$53,145	$60,309	$40,512	$44,327

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Small Cap Value Fund	23

(For a share outstanding throughout each period)

	Year ended March 31
CLASS R	2019	2018	2017	2016[1]
Net asset value, beginning of period	$34.94	$33.73	$27.97	$26.72
Net investment income	0.18	0.17	0.63 [2]	0.08 [2]
Net realized and unrealized gains (losses) on investments	(0.74)	2.92	5.94	1.87

Total from investment operations	(0.56)	3.09	6.57	1.95
Distributions to shareholders from
Net investment income	(0.12)	(0.34)	(0.24)	(0.28)
Net realized gains	(2.06)	(1.54)	(0.57)	(0.42)

Total distributions to shareholders	(2.18)	(1.88)	(0.81)	(0.70)
Net asset value, end of period	$32.20	$34.94	$33.73	$27.97
Total return[3]	(1.11)%	9.13%	23.47%	7.40%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.57%	1.56%	1.59%
Net expenses	1.55%	1.56%	1.56%	1.58%
Net investment income	0.47%	0.43%	1.86%	0.56%
Supplemental data
Portfolio turnover rate	32%	41%	51%	46%
Net assets, end of period (000s omitted)	$6,656	$4,631	$785	$27

[1]	For the period from September 30, 2015 (commencement of class operations) to March 31, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS R6	2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$35.25	$33.93	$28.01	$29.91	$33.38
Net investment income	0.38	0.38 [2]	0.61 [2]	0.39	0.26 [2]
Net realized and unrealized gains (losses) on investments	(0.72)	2.97	6.18	(1.54)	1.80

Total from investment operations	(0.34)	3.35	6.79	(1.15)	2.06
Distributions to shareholders from
Net investment income	(0.30)	(0.49)	(0.30)	(0.33)	(0.35)
Net realized gains	(2.06)	(1.54)	(0.57)	(0.42)	(5.18)

Total distributions to shareholders	(2.36)	(2.03)	(0.87)	(0.75)	(5.53)
Net asset value, end of period	$32.55	$35.25	$33.93	$28.01	$29.91
Total return[3]	(0.42)%	9.85%	24.22%	(3.74)%	7.42%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.88%	0.89%	0.93%	0.89%
Net expenses	0.86%	0.88%	0.89%	0.89%	0.89%
Net investment income	1.16%	1.10%	1.87%	1.56%	2.19%
Supplemental data
Portfolio turnover rate	32%	41%	51%	46%	79%
Net assets, end of period (000s omitted)	$518,377	$254,801	$176,362	$36,344	$27

[1]	For the period from October 31, 2014 (commencement of class operations) to March 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Small Cap Value Fund	25

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$35.22	$33.90	$28.02	$29.94	$33.21
Net investment income	0.27 [1]	0.27 [1]	0.44 [1]	0.26 [1]	0.35 [1]
Net realized and unrealized gains (losses) on investments	(0.71)	2.97	6.24	(1.49)	1.83

Total from investment operations	(0.44)	3.24	6.68	(1.23)	2.18
Distributions to shareholders from
Net investment income	(0.17)	(0.38)	(0.23)	(0.27)	(0.27)
Net realized gains	(2.06)	(1.54)	(0.57)	(0.42)	(5.18)

Total distributions to shareholders	(2.23)	(1.92)	(0.80)	(0.69)	(5.45)
Net asset value, end of period	$32.55	$35.22	$33.90	$28.02	$29.94
Total return	(0.77)%	9.52%	23.82%	(4.01)%	7.78%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.23%	1.24%	1.26%	1.23%
Net expenses	1.20%	1.20%	1.20%	1.17%	1.09%
Net investment income	0.74%	0.76%	1.36%	0.95%	1.10%
Supplemental data
Portfolio turnover rate	32%	41%	51%	46%	79%
Net assets, end of period (000s omitted)	$160,369	$229,992	$199,262	$95,030	$70,100

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$35.27	$33.94	$28.03	$29.93	$33.21
Net investment income	0.33	0.33	0.60 [1]	0.30	0.43 [1]
Net realized and unrealized gains (losses) on investments	(0.70)	3.01	6.17	(1.46)	1.80

Total from investment operations	(0.37)	3.34	6.77	(1.16)	2.23
Distributions to shareholders from
Net investment income	(0.28)	(0.47)	(0.29)	(0.32)	(0.33)
Net realized gains	(2.06)	(1.54)	(0.57)	(0.42)	(5.18)

Total distributions to shareholders	(2.34)	(2.01)	(0.86)	(0.74)	(5.51)
Net asset value, end of period	$32.56	$35.27	$33.94	$28.03	$29.93
Total return	(0.53)%	9.82%	24.13%	(3.79)%	7.96%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.98%	0.99%	1.01%	0.96%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income	1.04%	1.02%	1.86%	1.17%	1.36%
Supplemental data
Portfolio turnover rate	32%	41%	51%	46%	79%
Net assets, end of period (000s omitted)	$1,359,038	$1,196,501	$921,732	$256,190	$189,965

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Special Small Cap Value Fund	27

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Special Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the

28	Wells Fargo Special Small Cap Value Fund	Notes to financial statements

fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Futures contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $2,506,347,059 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$346,870,587

Gross unrealized losses	(218,970,073)

Net unrealized gains	$127,900,514

Notes to financial statements	Wells Fargo Special Small Cap Value Fund	29

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$28,855,248	$0	$0	$28,855,248

Consumer discretionary	230,691,146	0	0	230,691,146

Consumer staples	221,514,999	0	0	221,514,999

Energy	104,481,652	0	0	104,481,652

Financials	509,235,051	0	0	509,235,051

Health care	55,999,632	0	0	55,999,632

Industrials	554,385,397	0	0	554,385,397

Information technology	235,851,747	61,084	0	235,912,831

Materials	320,690,554	0	0	320,690,554

Real estate	67,202,668	0	0	67,202,668

Utilities	71,630,690	0	0	71,630,690

Exchange-traded funds	37,577,655	0	0	37,577,655

Preferred stocks

Industrials	9,075,645	0	0	9,075,645

Rights

Financials	0	0	257,054	257,054

Short-term investments

Investment companies	128,767,336	57,970,015	0	186,737,351

Total assets	$2,575,959,420	$58,031,099	$257,054	$2,634,247,573

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

30	Wells Fargo Special Small Cap Value Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.850%

Next $500 million	0.825

Next $1 billion	0.800

Next $1 billion	0.775

Next $1 billion	0.750

Next $1 billion	0.730

Next $5 billion	0.720

Over $10 billion	0.710

For the year ended March 31, 2019, the management fee was equivalent to an annual rate of 0.81% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through July 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.34% for Class A shares, 2.09% for Class C shares, 1.59% for Class R shares, 0.89% for Class R6 shares, 1.20% for Administrator Class shares, and 0.94% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

Notes to financial statements	Wells Fargo Special Small Cap Value Fund	31

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2019, Funds Distributor received $20,435 from the sale of Class A shares and $11 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended March 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $36,052,084 and $11,514 in interfund purchases and sales, respectively, during the year ended March 31, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2019 were $1,236,453,350 and $755,764,306, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended March 31, 2019, the Fund had average borrowings outstanding of $33,909 at an average interest rate of 3.53% and paid interest in the amount of $1,197.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	Year ended March 31

	2019	2018

Ordinary income	$30,852,484	$55,288,780

Long-term capital gain	140,389,108	60,881,463

As of March 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$8,534,901	$12,628,316	$127,900,514

32	Wells Fargo Special Small Cap Value Fund	Notes to financial statements

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended March 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$5,156,558	$23,767,259

Class C	80,902	2,620,489

Class R	28,233	123,012

Class R6	3,491,795	10,469,298

Administrator Class	2,253,608	8,842,873

Institutional Class	14,206,922	45,129,294

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo Special Small Cap Value Fund	33

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Special Small Cap Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 24, 2019

34	Wells Fargo Special Small Cap Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 79.55% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $140,389,108 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $24,887,510 of income dividends paid during the fiscal year ended March 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2019, $1,095,299 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended March 31, 2019, $12,094,330 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Special Small Cap Value Fund	35

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

36	Wells Fargo Special Small Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Special Small Cap Value Fund	37

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

38	Wells Fargo Special Small Cap Value Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401594 05-19 A246/AR246 03-19

Annual Report

March 31, 2019

Wells Fargo Traditional Small Cap Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Traditional Small Cap Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Traditional Small Cap Growth Fund for the 12-month period that ended March 31, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility for much of 2018. Equity investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent if not spectacular economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.50% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 4.22%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 7.41%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.48% while the Bloomberg Barclays Global Aggregate ex-USD Index5 lost 4.13%. The Bloomberg Barclays Municipal Bond Index6 added 5.38%, and the ICE BofAML U.S. High Yield Index7 gained 5.94%.

Trade tensions and U.S. interest rates influenced markets.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The Fed raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June 2018. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September 2018. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX10.

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Traditional Small Cap Growth Fund	Letter to shareholders (unaudited)

Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Traditional Small Cap Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (EGWAX)[3]	6-5-1995	10.74	7.51	15.01	17.46	8.78	15.69	1.54	1.25

Class C (EGWCX)[4]	7-30-2010	15.69	7.99	14.84	16.69	7.99	14.84	2.29	2.00

Administrator Class (EGWDX)[5]	7-30-2010	–	–	–	17.59	8.97	15.86	1.46	1.17

Institutional Class (EGRYX)[3]	11-19-1997	–	–	–	17.85	9.16	16.08	1.21	0.92

Russell 2000® Growth Index[6]	–	–	–	–	3.85	8.41	16.52	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	7

Growth of $10,000 investment as of March 31, 2019[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through July 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.23% for Class A, 1.98% for Class C, 1.15% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown for this class prior to July 19, 2010, is based on the performance of the same class of the Fund’s predecessor, Evergreen Growth Fund.

[4]	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares and has been adjusted to reflect the higher expenses applicable to Class C shares.

[5]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares.

[6]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo Traditional Small Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended March 31, 2019.

∎	Security selection within the health care and consumer discretionary sectors contributed to the Fund’s performance.

∎	Select holdings within the consumer staples and industrials sectors negatively affected performance.

Volatility reemerged during the second half of the 12-month period.

A year that began with optimism for synchronized global economic growth eventually evolved into a decidedly risk-off equity market over the past year. The change in sentiment was driven by escalating uncertainty and fears as the year progressed. Mounting geopolitical concerns, the chaos with Brexit, rising domestic interest rates, concern over the stability of select emerging market economies, and escalating fears of a trade war with China were all contributing factors. These events contributed to a spike in downward volatility toward the end of 2018. The Federal Reserve’s (Fed’s) shift toward a dovish policy stance provided a tailwind for equities to recover most of their losses during the first quarter of 2019. With the exception of the volatile fourth quarter of 2018, domestic stocks were largely tied to company-specific fundamentals. This backdrop proved beneficial to the Fund’s positioning.

In terms of portfolio positioning of the Fund, we continue to emphasize companies with a secular rather than a cyclical growth profile. The Fund remains positioned toward companies with high visibility of earnings growth and those positioned toward innovation and disruption. We consider these businesses to be on the right side of change. We believe this strategy will prove beneficial in the months to come.

Select holdings in the health care and consumer discretionary sectors contributed to performance.

The Fund’s outperformance in the health care sector was driven in large part by the Fund’s holdings in idiosyncratic growth companies. OrthoPediatrics Corporation, a medical device company, launched new products designed to grow with children’s bones. Increasing market penetration drove a high rate of revenue growth during the year. Additionally within health care, Amedisys, Incorporated*, is the largest player within the home health market and added to returns in the sector. The company benefited from a favorable demand environment as patient care migrated away from nursing homes to an at-home setting where care is more customized and realized at lower costs. A greater focus on cost controls, along with the improved organic sales growth, led to considerable profit expansion during our time holding the shares.

Within the consumer discretionary sector, Etsy, Incorporated, benefited from the ongoing strength of e-commerce vis-a-vis traditional brick and mortar retailers. Etsy operates a global online marketplace for unique and creative goods. Over the past year, the company reported better-than-expected revenue and earnings growth, which helped propel shares sharply higher. The company is benefiting from two vectors of growth as its current customer base has increased its activity while at the same time attracting new customers to its platform. During the period, Etsy was also able to raise its transaction fees without a material impact to business trends.

Select holdings in consumer staples and industrials detracted from Fund performance.

The underperformance in the consumer staples sector was partially driven by the Fund’s position in National Beverage Corporation*. The company benefited from rapid growth of its La Croix sparkling water brand. However, a combination of growing competition, rising input costs, and scrutiny of ingredients caused an unexpected slowdown in sales of La Croix. The shares underperformed as growth expectations were revised lower.

Within the industrials sector, water treatment and technology company Evoqua Water Technologies Corporation* saw its shares decline after reporting disappointing results and announcing a restructuring plan. Evoqua unexpectedly undertook longer, capital-intensive projects that affected the stable revenue stream we expected. Additionally, rising raw material costs have negatively affected margins. These factors contributed to the underperformance and compromised our investment thesis in the holding.

While market volatility may continue in 2019, we remain confident in the Fund’s positioning.

As we look toward the balance of 2019, our viewpoint remains consistent. We believe the U.S. economy will avoid recessionary pressures and continue to expand. However, central to our outlook is that investors should expect a new

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	9

normal of prolonged levels of slow economic growth. Strong evidence to support this view arrived in early 2019 as policymakers in China launched stimulus programs and the Fed changed course. Expectations from the Fed went from further rate hikes to a brief pause in policy normalization and then to expectations of interest rate cuts in 2019.

From an investing standpoint, innovative companies on the right side of change have benefited from this environment. This is largely due to scarcity. These businesses are not reliant on cyclicality or policy stimulus. In our view, right-side-of-change companies can produce predictable earnings and cash flows into the future—characteristics hard to find in the current economy. In a world starved of growth, investors tend to seek out that which is more certain and reward these attributes with a scarcity premium.

Ten largest holdings (%) as of March 31, 2019[8]

WNS Holdings Limited ADR	2.72

Casella Waste Systems Incorporated Class A	2.54

Envestnet Incorporated	2.11

Globant SA	1.99

World Wrestling Entertainment Incorporated Class A	1.89

MSA Safety Incorporated	1.87

The Brink’s Company	1.86

Eldorado Resorts Incorporated	1.79

Ingevity Corporation	1.79

Haemonetics Corporation	1.60

Sector distribution as of March 31, 2019[9]

Please see footnotes on page 7.

10	Wells Fargo Traditional Small Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$982.24	$6.08	1.23%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.19	1.23%
Class C

Actual	$1,000.00	$979.32	$9.77	1.98%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.06	$9.95	1.98%
Administrator Class

Actual	$1,000.00	$982.67	$5.68	1.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.78	1.15%
Institutional Class

Actual	$1,000.00	$983.80	$4.45	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	$4.53	0.90%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019	Wells Fargo Traditional Small Cap Growth Fund	11

Security name	Shares	Value

Common Stocks: 96.42%

Communication Services: 3.22%

Entertainment: 3.22%

CD Projekt SA †	24,054	$1,278,839

World Wrestling Entertainment Incorporated Class A	20,957	1,818,648

		3,097,487

Consumer Discretionary: 14.14%

Auto Components: 1.58%

Stoneridge Incorporated †	52,508	1,515,381

Diversified Consumer Services: 5.47%

Adtalem Global Education Incorporated †	29,722	1,376,723

Bright Horizons Family Solutions Incorporated †	11,178	1,420,836

Chegg Incorporated †	39,305	1,498,307

OneSpaWorld Holdings Limited «†	70,696	965,707

		5,261,573

Hotels, Restaurants & Leisure: 1.79%

Eldorado Resorts Incorporated †	36,888	1,722,301

Household Durables: 1.09%

Skyline Champion Corporation	54,972	1,044,468

Internet & Direct Marketing Retail: 3.03%

Etsy Incorporated †	18,811	1,264,475

Waitr Holdings Incorporated †	64,659	794,659

Zooplus AG «†	7,539	859,219

		2,918,353

Leisure Products: 1.18%

Games Workshop Group plc	27,720	1,135,468

Energy: 2.10%

Oil, Gas & Consumable Fuels: 2.10%

Texas Pacific Land Trust «	930	719,495

Viper Energy Partners LP	39,054	1,295,031

		2,014,526

Financials: 2.85%

Consumer Finance: 2.85%

Green Dot Corporation Class A †	24,680	1,496,842

SLM Corporation	125,251	1,241,237

		2,738,079

Health Care: 26.43%

Biotechnology: 10.41%

AnaptysBio Incorporated †	7,451	544,296

Array BioPharma Incorporated †	48,957	1,193,572

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Traditional Small Cap Growth Fund	Portfolio of investments—March 31, 2019

Security name	Shares	Value

Biotechnology (continued)

CareDx Incorporated †	20,757	$654,261

Coherus Biosciences Incorporated †	41,723	569,102

CRISPR Therapeutics AG «†	9,429	336,804

Deciphera Pharmaceuticals Incorporated †	10,463	242,846

Heron Therapeutics Incorporated †	13,917	340,131

Immunomedics Incorporated «†	35,110	674,463

Invitae Corporation †	35,371	828,389

KalVista Pharmaceuticals Incorporated †	26,680	763,582

Mirati Therapeutics Incorporated †	8,724	639,469

Precision BioSciences Incorporated †	13,144	235,935

Stemline Therapeutics Incorporated †	41,937	538,890

Veracyte Incorporated †	37,832	946,557

Vericel Corporation †	58,762	1,028,923

Zai Lab Limited ADR «†	16,022	472,809

		10,010,029

Health Care Equipment & Supplies: 10.98%

Avanos Medical Incorporated †	23,977	1,023,338

Axonics Modulation Technologies Incorporated †	31,824	762,185

BioLife Solutions Incorporated †	74,400	1,331,016

ConforMIS Incorporated «†	262,429	755,796

Haemonetics Corporation †	17,605	1,540,084

ICU Medical Incorporated †	5,327	1,274,911

Insulet Corporation †	15,895	1,511,456

iRhythm Technologies Incorporated †	15,348	1,150,486

Orthopediatrics Corporation †	27,243	1,204,958

		10,554,230

Health Care Providers & Services: 1.09%

HealthEquity Incorporated †	14,137	1,045,855

Health Care Technology: 0.86%

Inspire Medical Systems Incorporated †	14,620	830,124

Life Sciences Tools & Services: 2.08%

Fluidigm Corporation †	106,806	1,419,452

Quanterix Corporation †	22,649	585,024

		2,004,476

Pharmaceuticals: 1.01%

GW Pharmaceuticals plc ADR «†	2,978	502,001

Wave Life Sciences Limited «†	12,128	471,173

		973,174

Industrials: 17.15%

Aerospace & Defense: 4.60%

Aerojet Rocketdyne Holdings †	42,905	1,524,415

Axon Enterprise Incorporated †	27,960	1,521,304

Mercury Computer Systems Incorporated †	21,473	1,375,990

		4,421,709

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019	Wells Fargo Traditional Small Cap Growth Fund	13

Security name	Shares	Value

Airlines: 1.03%

Spirit Airlines Incorporated †	18,766	$991,971

Commercial Services & Supplies: 6.27%

Casella Waste Systems Incorporated Class A †	68,681	2,442,296

MSA Safety Incorporated	17,417	1,800,918

The Brink’s Company	23,656	1,783,899

		6,027,113

Construction & Engineering: 1.46%

WillScot Corporation †	127,134	1,409,916

Road & Rail: 1.58%

Saia Incorporated †	24,874	1,519,801

Trading Companies & Distributors: 2.21%

SiteOne Landscape Supply Incorporated †	15,746	899,884

Univar Incorporated †	55,270	1,224,783

		2,124,667

Information Technology: 27.59%

Electronic Equipment, Instruments & Components: 4.03%

Littelfuse Incorporated	7,060	1,288,309

Novanta Incorporated †	17,040	1,443,799

Rogers Corporation †	7,212	1,145,843

		3,877,951

IT Services: 9.52%

EPAM Systems Incorporated †	8,805	1,489,190

Euronet Worldwide Incorporated †	10,282	1,466,110

InterXion Holding NV †	6,302	420,532

Keywords Studios plc	68,944	1,038,042

Okta Incorporated †	8,406	695,428

WEX Incorporated †	7,451	1,430,517

WNS Holdings Limited ADR †	49,038	2,612,253

		9,152,072

Semiconductors & Semiconductor Equipment: 0.63%

Universal Display Corporation «	3,933	601,159

Software: 12.07%

2U Incorporated †	10,202	722,812

Avalara Incorporated †	18,886	1,053,650

Blue Prism Group plc «†	34,943	754,581

Bottomline Technologies (de) Incorporated †	24,702	1,237,323

Envestnet Incorporated †	30,975	2,025,455

Globant SA †	26,827	1,915,448

LivePerson Incorporated †	47,066	1,365,855

Model N Incorporated †	71,501	1,254,127

Pluralsight Incorporated Class A †	40,236	1,277,091

		11,606,342

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Traditional Small Cap Growth Fund	Portfolio of investments—March 31, 2019

Security name		Shares	Value

Technology Hardware, Storage & Peripherals: 1.34%

NCR Corporation †		47,273	$1,290,080

Materials: 1.79%

Chemicals: 1.79%

Ingevity Corporation †		16,264	1,717,641

Real Estate: 1.15%

Equity REITs: 1.15%

Innovative Industrial Properties Incorporated «		13,507	1,103,387

Total Common Stocks (Cost $77,133,761)			92,709,333

	Yield
Short-Term Investments: 9.61%

Investment Companies: 9.61%

Securities Lending Cash Investments LLC (l)(r)(u)	2.55%	6,840,260	6,840,944

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.38	2,404,400	2,404,400

Total Short-Term Investments (Cost $9,245,344)			9,245,344

Total investments in securities (Cost $86,379,105)	106.03%	101,954,677

Other assets and liabilities, net	(6.03)	(5,801,660)

Total net assets	100.00%	$96,153,017

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt
REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	10,521,186	77,494,522	81,175,448	6,840,260	$689	$0	$203,560	$6,840,944
Wells Fargo Government Money Market Fund Select Class	870,700	45,126,108	43,592,408	2,404,400	0	0	54,377	2,404,400

					$689	$0	$257,937	$9,245,344	9.61%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2019	Wells Fargo Traditional Small Cap Growth Fund	15

Assets
Investments in unaffiliated securities (including $6,708,374 of securities loaned), at value (cost $77,133,761)	$92,709,333
Investments in affiliated securities, at value (cost $9,245,344)	9,245,344
Foreign currency, at value (cost $335)	323
Receivable for investments sold	2,884,803
Receivable for Fund shares sold	6,800
Receivable for dividends	12,236
Receivable for securities lending income	5,273
Prepaid expenses and other assets	22,884

Total assets	104,886,996

Liabilities
Payable upon receipt of securities loaned	6,839,267
Payable for investments purchased	1,464,922
Due to custodian bank	164,815
Payable for Fund shares redeemed	133,086
Management fee payable	46,240
Administration fees payable	16,457
Trustees’ fees and expenses payable	1,959
Distribution fee payable	216
Accrued expenses and other liabilities	67,017

Total liabilities	8,733,979

Total net assets	$96,153,017

NET ASSETS CONSIST OF
Paid-in capital	$78,700,529
Total distributable earnings	17,452,488

Total net assets	$96,153,017

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$86,005,510
Shares outstanding – Class A1	6,475,613
Net asset value per share – Class A	$13.28
Maximum offering price per share – Class A2	$14.09
Net assets – Class C	$348,701
Shares outstanding – Class C1	30,179
Net asset value per share – Class C	$11.55
Net assets – Administrator Class	$103,999
Shares outstanding – Administrator Class[1]	6,738
Net asset value per share – Administrator Class	$15.43
Net assets – Institutional Class	$9,694,807
Shares outstanding – Institutional Class[1]	608,087
Net asset value per share – Institutional Class	$15.94

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Traditional Small Cap Growth Fund	Statement of operations—year ended March 31, 2019

Investment income
Dividends	$327,148
Securities lending income from affiliates, net	95,026
Income from affiliated securities	54,377

Total investment income	476,551

Expenses
Management fee	824,401
Administration fees
Class A	182,299
Class C	657
Administrator Class	170
Institutional Class	12,656
Shareholder servicing fees
Class A	217,023
Class C	783
Administrator Class	326
Distribution fee
Class C	2,348
Custody and accounting fees	8,248
Professional fees	52,349
Registration fees	60,991
Shareholder report expenses	43,714
Trustees’ fees and expenses	22,578
Other fees and expenses	8,180

Total expenses	1,436,723
Less: Fee waivers and/or expense reimbursements	(273,650)

Net expenses	1,163,073

Net investment loss	(686,522)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	22,169,810
Affiliated securities	689

Net realized gains on investments	22,170,499
Net change in unrealized gains (losses) on investments	(6,083,970)

Net realized and unrealized gains (losses) on investments	16,086,529

Net increase in net assets resulting from operations	$15,400,007

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Traditional Small Cap Growth Fund	17

	Year ended March 31, 2019		Year ended March 31, 2018¹

Operations
Net investment loss		$(686,522)		$(710,379)
Net realized gains on investments		22,170,499		6,532,249
Net change in unrealized gains (losses) on investments		(6,083,970)		8,067,432

Net increase in net assets resulting from operations		15,400,007		13,889,302

Distributions to shareholders from net investment income and net realized gains
Class A		(20,884,975)		(5,360,360)
Class C		(93,417)		(16,142)
Administrator Class		(53,408)		(7,844)
Institutional Class		(2,160,122)		(468,228)

Total distributions to shareholders		(23,191,922)		(5,852,574)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	264,201	3,988,191	100,773	1,525,252
Class C	11,256	157,108	3,801	52,022
Administrator Class	8,969	158,898	6,799	114,428
Institutional Class	202,779	3,570,799	85,364	1,472,577

		7,874,996		3,164,279

Reinvestment of distributions
Class A	1,770,518	20,467,178	352,388	5,243,537
Class C	8,060	81,241	975	13,232
Administrator Class	3,408	45,808	362	6,032
Institutional Class	129,330	1,792,511	26,092	443,822

		22,386,738		5,706,623

Payment for shares redeemed
Class A	(1,090,350)	(16,060,877)	(795,898)	(11,972,813)
Class C	(8,765)	(106,912)	(2,471)	(34,576)
Administrator Class	(13,374)	(189,489)	(10,531)	(172,453)
Institutional Class	(230,424)	(3,981,806)	(107,067)	(1,838,265)

		(20,339,084)		(14,018,107)

Net increase (decrease) in net assets resulting from capital share transactions		9,922,650		(5,147,205)

Total increase in net assets		2,130,735		2,889,523

Net assets
Beginning of period		94,022,282		91,132,759

End of period		$96,153,017		$94,022,282

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Accumulated net investment loss at March 31, 2018 was $73,600. The disaggregated distributions information for the year ended March 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Traditional Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.32	$14.08	$12.05	$18.04	$20.37
Net investment loss	(0.11)[1]	(0.12)[1]	(0.10)[1]	(0.12)[1]	(0.18)
Net realized and unrealized gains (losses) on investments	2.17	2.35	2.51	(2.13)	1.33

Total from investment operations	2.06	2.23	2.41	(2.25)	1.15
Distributions to shareholders from
Net realized gains	(4.10)	(0.99)	(0.38)	(3.74)	(3.48)
Net asset value, end of period	$13.28	$15.32	$14.08	$12.05	$18.04
Total return[2]	17.46%	16.08%	20.10%	(12.86)%	6.77%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.52%	1.51%	1.50%	1.47%
Net expenses	1.23%	1.33%	1.33%	1.33%	1.33%
Net investment loss	(0.74)%	(0.79)%	(0.77)%	(0.74)%	(0.87)%
Supplemental data
Portfolio turnover rate	155%	44%	113%	123%	73%
Net assets, end of period (000s omitted)	$86,006	$84,738	$82,734	$84,139	$123,712

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Traditional Small Cap Growth Fund	19

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.94	$12.99	$11.22	$17.21	$19.73
Net investment loss	(0.20)[1]	(0.21)[1]	(0.18)[1]	(0.18)[1]	(0.29)[1]
Net realized and unrealized gains (losses) on investments	1.91	2.15	2.33	(2.07)	1.25

Total from investment operations	1.71	1.94	2.15	(2.25)	0.96
Distributions to shareholders from
Net realized gains	(4.10)	(0.99)	(0.38)	(3.74)	(3.48)
Net asset value, end of period	$11.55	$13.94	$12.99	$11.22	$17.21
Total return[2]	16.69%	15.17%	19.26%	(13.55)%	5.98%
Ratios to average net assets (annualized)
Gross expenses	2.26%	2.27%	2.26%	2.25%	2.22%
Net expenses	1.98%	2.08%	2.08%	2.08%	2.08%
Net investment loss	(1.48)%	(1.54)%	(1.52)%	(1.49)%	(1.61)%
Supplemental data
Portfolio turnover rate	155%	44%	113%	123%	73%
Net assets, end of period (000s omitted)	$349	$274	$225	$162	$232

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Traditional Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$17.14	$15.63	$13.29	$19.44	$21.65
Net investment loss	(0.11)[1]	(0.11)[1]	(0.09)[1]	(0.10)[1]	(0.15)[1]
Net realized and unrealized gains (losses) on investments	2.50	2.61	2.81	(2.31)	1.42

Total from investment operations	2.39	2.50	2.72	(2.41)	1.27
Distributions to shareholders from
Net realized gains	(4.10)	(0.99)	(0.38)	(3.74)	(3.48)
Net asset value, end of period	$15.43	$17.14	$15.63	$13.29	$19.44
Total return	17.59%	16.21%	20.56%	(12.76)%	6.93%
Ratios to average net assets (annualized)
Gross expenses	1.43%	1.44%	1.43%	1.39%	1.29%
Net expenses	1.15%	1.20%	1.20%	1.20%	1.19%
Net investment loss	(0.63)%	(0.66)%	(0.64)%	(0.61)%	(0.73)%
Supplemental data
Portfolio turnover rate	155%	44%	113%	123%	73%
Net assets, end of period (000s omitted)	$104	$133	$174	$2,413	$3,128

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Traditional Small Cap Growth Fund	21

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$17.53	$15.94	$13.54	$19.69	$21.84
Net investment loss	(0.07)[1]	(0.08)[1]	(0.06)[1]	(0.07)[1]	(0.11)[1]
Net realized and unrealized gains (losses) on investments	2.58	2.66	2.84	(2.34)	1.44

Total from investment operations	2.51	2.58	2.78	(2.41)	1.33
Distributions to shareholders from
Net realized gains	(4.10)	(0.99)	(0.38)	(3.74)	(3.48)
Net asset value, end of period	$15.94	$17.53	$15.94	$13.54	$19.69
Total return	17.85%	16.40%	20.62%	(12.58)%	7.16%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.19%	1.18%	1.14%	1.04%
Net expenses	0.90%	0.98%	0.98%	0.98%	0.98%
Net investment loss	(0.41)%	(0.44)%	(0.43)%	(0.39)%	(0.52)%
Supplemental data
Portfolio turnover rate	155%	44%	113%	123%	73%
Net assets, end of period (000s omitted)	$9,695	$8,878	$8,001	$8,980	$11,812

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Traditional Small Cap Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Traditional Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2019, such fair value pricing was not used in pricing foreign securities.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from

Notes to financial statements	Wells Fargo Traditional Small Cap Growth Fund	23

changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $86,540,150 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$19,042,189

Gross unrealized losses	(3,627,662)

Net unrealized gains	$15,414,527

24	Wells Fargo Traditional Small Cap Growth Fund	Notes to financial statements

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. In addition, the Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. At March 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(1,501)	$1,501

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$3,097,487	$0	$0	$3,097,487

Consumer discretionary	13,597,544	0	0	13,597,544

Energy	2,014,526	0	0	2,014,526

Financials	2,738,079	0	0	2,738,079

Health care	25,417,888	0	0	25,417,888

Industrials	16,495,177	0	0	16,495,177

Information technology	26,527,604	0	0	26,527,604

Materials	1,717,641	0	0	1,717,641

Real estate	1,103,387	0	0	1,103,387

Short-term investments

Investment companies	2,404,400	6,840,944	0	9,245,344

Total assets	$95,113,733	$6,840,944	$0	$101,954,677

Notes to financial statements	Wells Fargo Traditional Small Cap Growth Fund	25

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.850%

Next $500 million	0.825

Next $1 billion	0.800

Next $1 billion	0.775

Next $1 billion	0.750

Next $1 billion	0.730

Next $5 billion	0.720

Over $10 billion	0.710

For the year ended March 31, 2019, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through July 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.23% for Class A shares, 1.98% for Class C shares, 1.15% for Administrator Class shares, and 0.90% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to April 2, 2018, the Fund’s expenses were capped at 1.33% for Class A shares, 2.08% for Class C shares, 1.20% for Administrator Class shares, and 0.98% for Institutional Class shares.

26	Wells Fargo Traditional Small Cap Growth Fund	Notes to financial statements

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2019, Funds Distributor received $1,157 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2019 were $146,347,146 and $161,867,540, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended March 31, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	Year ended March 31

	2019	2018

Ordinary income	$2,828,951	$2,191,875

Long-term capital gain	20,362,971	3,660,699

As of March 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$1,713,085	$336,969	$15,414,514

Notes to financial statements	Wells Fargo Traditional Small Cap Growth Fund	27

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended March 31, 2018 were as follows:

Net realized gains

Class A	$5,360,360

Class C	16,142

Administrator Class	7,844

Institutional Class	468,228

8. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

28	Wells Fargo Traditional Small Cap Growth Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Traditional Small Cap Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 24, 2019

Other information (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 2.35% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $20,362,971 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $86,566 of income dividends paid during the fiscal year ended March 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2019, $2,828,951 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Traditional Small Cap Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32	Wells Fargo Traditional Small Cap Growth Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

Appendix A (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	33

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401595 05-19 A247/AR247 03-19

Annual Report

March 31, 2019

Wells Fargo Precious Metals Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Precious Metals Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Precious Metals Fund for the 12-month period that ended March 31, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility for much of 2018. Equity investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent if not spectacular economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.50% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 4.22%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 7.41%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.48% while the Bloomberg Barclays Global Aggregate ex-USD Index5 lost 4.13%. The Bloomberg Barclays Municipal Bond Index6 added 5.38%, and the ICE BofAML U.S. High Yield Index7 gained 5.94%.

Trade tensions and U.S. interest rates influenced markets.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The Fed raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June 2018. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Precious Metals Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September 2018. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX10.

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Precious Metals Fund	Letter to shareholders (unaudited)

Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Precious Metals Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael Bradshaw, CFA®‡

Oleg Makhorine

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EKWAX)[3]	1-20-1998	-2.47	-2.18	-3.07	3.48	-1.02	-2.49	1.21	1.09

Class C (EKWCX)[3]	1-29-1998	1.72	-1.75	-3.21	2.72	-1.75	-3.21	1.96	1.84

Administrator Class (EKWDX)[4]	7-30-2010	–	–	–	3.63	-0.87	-2.35	1.13	0.95

Institutional Class (EKWYX)[3]	2-29-2000	–	–	–	3.81	-0.72	-2.19	0.88	0.79

FTSE Gold Mines Index[5]	–	–	–	–	2.29	0.76	-4.31	–	–

S&P 500 Index[6]	–	–	–	–	9.50	10.91	15.92	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in precious metals related stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Funds that concentrate their investments in limited sectors, much as gold-related investments, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, geographic, non-diversification risk, smaller-company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Precious Metals Fund	7

Growth of $10,000 investment as of March 31, 2019[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflect the expense ratios as stated in the most recent prospectuses. The expense ratios are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through July 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown for this class prior to July 19, 2010, is based on the performance of the same class of the Fund’s predecessor, Evergreen Precious Metals Fund.

[4]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares.

[5]

FTSE Gold Mines Index is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. You cannot invest directly in an index.

[6]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the FTSE Gold Mines Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Precious Metals Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the FTSE Gold Mines Index, for the 12-month period that ended March 31, 2019.

∎

The Fund’s positions in Torex Gold Resources Incorporated and Wheaton Precious Metals Corporation aided results, as did its overweight to Kirkland Lake Gold Limited. Underweights to Goldcorp Incorporated and Newmont Mining Corporation also helped results.

∎

The Fund’s overweights to Fresnillo plc, IAMGOLD Corporation, and Detour Gold Corporation detracted from results during the period. Underweights to Anglogold Ashanti Limited, Barrick Gold Corporation, and Newcrest Mining Limited also detracted from results.

∎	The price of gold fell approximately 2.6% during the 12-month period, and the share prices of precious metals stocks outperformed the gold price.

Gold prices fell during the first half of the period and increased during the second half.

The price of gold declined 10% during the first two quarters of the reporting period. Positive U.S. economic data including higher gross domestic product growth and lower unemployment caused the U.S. Federal Reserve (Fed) to raise interest rates, pushing bond yields and the U.S. dollar higher and the gold price lower. During the third and fourth quarters of the reporting period, gold prices rose 8.4%. The gold price was propelled higher during the fall and winter months by a weakening global economy. The economic weakness caused a decline in stock and commodity markets as well as bond yields.

Ten largest holdings (%) as of March 31, 2019[8]

Barrick Gold Corporation	7.81

Newmont Mining Corporation	7.34

Royal Gold Incorporated	5.77

Kirkland Lake Gold Limited	5.64

Newcrest Mining Limited	5.55

Kinross Gold Corporation	4.65

Agnico Eagle Mines Limited-U.S. Exchange Traded Shares	4.53

Gold Bullion	4.45

Wheaton Precious Metals Corporation-U.S. Exchange Traded Shares	4.45

Franco-Nevada Corporation-Legend Shares	3.81

Purchases and sales of gold exchange-traded funds (ETFs) have an impact on gold prices. Purchases of gold ETFs declined during the first half of the reporting period, negatively affecting the price of gold. During the second half of the reporting period, gold-backed ETF purchases accelerated as rising economic uncertainty caused the stock market and bond yields to fall and physical demand for gold to rise.

Gold-mining stocks outperformed relative to the price of gold.

The prices of gold-mining stocks typically rise or fall more sharply than the price of gold. However, this was not the case during the 12-month reporting period. Companies that delivered better-than-expected operating and financial results fared the best.

Torex Gold’s share price more than doubled during the reporting period. The company benefited from the successful restart of its El Limon Mine in Mexico. As a result, production guidance was raised for both 2018 and 2019. Kirkland Lake Gold was one of the Fund’s best contributors as multiple revisions to guidance caused the stock to outperform. Wheaton Precious Metals was another key contributor, rising on news of a positive tax settlement with the Canada Revenue Agency.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Precious Metals Fund	9

Country allocation as of March 31, 2019[9]

Three of the Fund’s most noteworthy detractors were Fresnillo, IAMGOLD, and Detour Gold. Fresnillo declined after the firm announced that 2019 production would be lower than expected and that its Juanicipio development project would be delayed. IAMGOLD dropped on news that the company would be deferring the development of its Cote Lake Mine until market conditions improved. The Fund’s underweight to Barrick Gold also detracted from performance as the company benefited from the positive market reaction to its announced merger with Randgold Resources Limited.

In our view, investment in gold and precious metals companies likely will remain a perceived hedge against economic and political uncertainty.

We believe the short-term outlook for gold prices depends largely on economic data and their resulting impact on U.S. interest rates and the U.S. dollar. With economic growth slowing during the fourth quarter of the reporting period and inflation expectations falling, the Fed removed its previous outlook of additional interest rate increases in 2019. Should this occur, we believe the economic environment likely would continue to support gold prices and gold stocks.

Over the longer term, we believe the primary drivers of gold are positive. First, rising fiscal deficits in the U.S. could cause the dollar to weaken. Second, increasing inflation in the U.S., caused by a tight labor market and higher-cost imported goods, could benefit the price of gold. And finally, increased stock market volatility from rising geopolitical risks may cause investors to offset this risk by adding gold to their investment portfolios.

We believe gold-related stocks may have better appreciation potential than the metal itself. However, stock selection will remain important because, in our view, company fundamentals tend to drive stock prices. We believe higher-quality companies with internal growth catalysts, such as effective execution of business plans and mining successes, are most likely to outperform their peers.

Please see footnotes on page 7.

10	Wells Fargo Precious Metals Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,213.88	$6.02	1.09%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.49	1.09%
Class C

Actual	$1,000.00	$1,209.72	$10.14	1.84%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.76	$9.25	1.84%
Administrator Class

Actual	$1,000.00	$1,215.10	$5.25	0.95%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Institutional Class

Actual	$1,000.00	$1,215.97	$4.36	0.79%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$3.98	0.79%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Consolidated portfolio of investments—March 31, 2019	Wells Fargo Precious Metals Fund	11

Security name	Shares	Value

Common Stocks: 94.47%

Australia: 10.79%

Evolution Mining Limited (Materials, Metals & Mining)	2,800,000	$7,276,590

Newcrest Mining Limited (Materials, Metals & Mining)	862,294	15,619,050

Northern Star Resources Limited (Materials, Metals & Mining)	1,175,000	7,467,061

		30,362,701

Canada: 65.57%

Agnico-Eagle Mines Limited (Materials, Metals & Mining)	225,370	9,798,329

Agnico-Eagle Mines Limited-Legend Shares (Materials, Metals & Mining)	35,000	1,522,500

Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares (Materials, Metals & Mining)	293,164	12,752,634

Alamos Gold Incorporated Class A (Materials, Metals & Mining)	813,980	4,129,745

B2Gold Corporation (Materials, Metals & Mining) †	2,650,000	7,416,470

Barrick Gold Corporation (Materials, Metals & Mining)	1,601,723	21,959,622

Centerra Gold Incorporated-Legend Shares (Materials, Metals & Mining) 144A	350,000	1,835,971

Continental Gold Incorporated (Materials, Metals & Mining) †	1,200,000	2,595,129

Detour Gold Corporation (Materials, Metals & Mining) †	221,057	2,074,348

Detour Gold Corporation-Legend Shares (Materials, Metals & Mining) 144A	525,000	4,926,479

Detour Gold Corporation-Legend Shares (Materials, Metals & Mining)	90,000	844,539

Endeavour Mining Corporation (Materials, Metals & Mining) †	410,000	6,154,525

Franco-Nevada Corporation-Legend Shares (Materials, Metals & Mining) 144A	142,948	10,717,222

Goldcorp Incorporated (Materials, Metals & Mining)	500,454	5,726,001

Goldcorp Incorporated-U.S. Exchange Traded Shares (Materials, Metals & Mining)	165,694	1,895,539

IAMGOLD Corporation (Materials, Metals & Mining) †	1,955,000	6,773,413

Kinross Gold Corporation (Materials, Metals & Mining) †	3,800,553	13,082,309

Kirkland Lake Gold Limited (Materials, Metals & Mining)	522,000	15,874,644

Mag Silver Corporation (Materials, Metals & Mining) †	590,000	6,300,221

Mag Silver Corporation-Legend Shares (Materials, Metals & Mining)	100,000	1,067,834

OceanaGold Corporation (Materials, Metals & Mining)	1,450,000	4,557,189

Osisko Gold Royalties Limited (Materials, Metals & Mining)	246,700	2,770,956

Pan American Silver Corporation (Materials, Metals & Mining)	160,000	2,120,000

Pretium Resources Incorporated (Materials, Metals & Mining) †	175,000	1,495,491

Semafo Incorporated (Materials, Metals & Mining) †	2,660,400	7,385,853

SSR Mining Incorporated (Materials, Metals & Mining) †	500,000	6,330,000

Torex Gold Resources Incorporated (Materials, Metals & Mining) †	160,000	2,013,844

Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & Mining) 144A	185,000	2,328,507

Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & Mining)	266,250	3,351,162

Wheaton Precious Metals Corporation (Materials, Metals & Mining)	12,950	308,257

Wheaton Precious Metals Corporation-U.S. Exchange Traded Shares (Materials, Metals & Mining)	525,000	12,505,500

Yamana Gold Incorporated (Materials, Metals & Mining)	700,000	1,822,876

		184,437,109

Peru: 0.77%

Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)	125,000	2,160,000

South Africa: 1.00%

AngloGold Ashanti Limited ADR (Materials, Metals & Mining)	215,591	2,824,242

United Kingdom: 3.23%

Fresnillo plc (Materials, Metals & Mining)	800,000	9,073,385

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Precious Metals Fund	Consolidated portfolio of investments—March 31, 2019

Security name		Shares	Value

United States: 13.11%

Newmont Mining Corporation (Materials, Metals & Mining)		577,455	$20,655,565

Royal Gold Incorporated (Materials, Metals & Mining)		178,436	16,225,186

			36,880,751

Total Common Stocks (Cost $185,181,486)			265,738,188

		Troy ounces
Commodities: 4.45%

Gold Bullion †**		5,352	12,522,932

Total Commodities (Cost $5,772,407)			12,522,932

	Yield	Shares
Short-Term Investments: 1.19%

Investment Companies: 1.19%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.38%	3,331,397	3,331,397

Total Short-Term Investments (Cost $3,331,397)			3,331,397

Total investments (Cost $194,285,290)	100.11%	281,592,517

Other assets and liabilities, net	(0.11)	(308,088)

Total net assets	100.00%	$281,284,429

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

**	Represents an investment held in Special Investments (Cayman) SPC, the consolidated entity.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	4,941,346	80,329,061	81,939,010	3,331,397	$0	$0	$87,990	$3,331,397	1.19%

The accompanying notes are an integral part of these financial statements.

Consolidated statement of assets and liabilities—March 31, 2019	Wells Fargo Precious Metals Fund	13

Assets
Investments in unaffiliated securities, at value (cost $185,181,486)	$265,738,188
Investments in commodities, at value (cost $5,772,407)	12,522,932
Investments in affiliated securities, at value (cost $3,331,397)	3,331,397
Cash	28,311
Foreign currency, at value (cost $642,186)	642,853
Receivable for investments sold	1,369
Receivable for Fund shares sold	489,829
Receivable for dividends	104,942
Prepaid expenses and other assets	50,609

Total assets	282,910,430

Liabilities
Payable for Fund shares redeemed	1,166,274
Management fee payable	126,266
Administration fees payable	43,423
Distribution fee payable	9,677
Trustees’ fees and expenses payable	1,943
Accrued expenses and other liabilities	278,418

Total liabilities	1,626,001

Total net assets	$281,284,429

NET ASSETS CONSIST OF
Paid-in capital	$392,405,441
Total distributable loss	(111,121,012)

Total net assets	$281,284,429

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$162,859,665
Shares outstanding – Class A1	4,797,891
Net asset value per share – Class A	$33.94
Maximum offering price per share – Class A2	$36.01
Net assets – Class C	$14,907,629
Shares outstanding – Class C1	498,981
Net asset value per share – Class C	$29.88
Net assets – Administrator Class	$8,085,717
Shares outstanding – Administrator Class[1]	235,832
Net asset value per share – Administrator Class	$34.29
Net assets – Institutional Class	$95,431,418
Shares outstanding – Institutional Class[1]	2,760,746
Net asset value per share – Institutional Class	$34.57

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Precious Metals Fund	Consolidated statement of operations—year ended March 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $144,223)	$2,671,723
Income of affiliated securities	87,990

Total investment income	2,759,713

Expenses
Management fee	1,821,506
Administration fees
Class A	328,820
Class C	54,450
Administrator Class	11,071
Institutional Class	115,968
Shareholder servicing fees
Class A	391,452
Class C	64,822
Administrator Class	21,289
Distribution fee
Class C	194,466
Custody and accounting fees	47,968
Professional fees	65,435
Registration fees	70,721
Shareholder report expenses	77,123
Trustees’ fees and expenses	22,579
Transfer agent fees	7,733
Other fees and expenses	23,294

Total expenses	3,318,697
Less: Fee waivers and/or expense reimbursements	(344,379)

Net expenses	2,974,318

Net investment loss	(214,605)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on investments	(7,313,853)

Net change in unrealized gains (losses) on:
Unaffiliated securities	15,057,413
Commodities	(331,112)

Net change in unrealized gains (losses) on investments	14,726,301

Net realized and unrealized gains (losses) on investments	7,412,448

Net increase in net assets resulting from operations	$7,197,843

The accompanying notes are an integral part of these financial statements.

Consolidated statement of changes in net assets	Wells Fargo Precious Metals Fund	15

	Year ended March 31, 2019		Year ended March 31, 2018[1]

Operations
Net investment loss		$(214,605)		$(1,185,623)
Net realized losses on investments		(7,313,853)		(589,728)
Net change in unrealized gains (losses) on investments		14,726,301		(24,177,396)

Net increase (decrease) in net assets resulting from operations		7,197,843		(25,952,747)

Distributions to shareholders from net investment income and net realized gains
Class A		0		(2,808,058)
Class C		0		(414,068)
Administrator Class		0		(169,120)
Institutional Class		0		(1,238,811)

Total distributions to shareholders		0		(4,630,057)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,198,292	37,973,472	1,343,343	47,874,671
Class C	42,566	1,175,460	71,931	2,255,869
Administrator Class	22,524	739,042	312,074	11,409,031
Institutional Class	1,646,466	53,786,635	1,240,353	44,707,060

		93,674,609		106,246,631

Reinvestment of distributions
Class A	0	0	76,499	2,579,538
Class C	0	0	12,259	367,387
Administrator Class	0	0	4,880	165,920
Institutional Class	0	0	34,049	1,164,824

		0		4,277,669

Payment for shares redeemed
Class A	(1,822,759)	(56,867,045)	(2,732,751)	(97,070,775)
Class B	N/A	N/A	(9,235)[2]	(291,832)[2]
Class C	(678,903)	(19,431,951)	(467,766)	(14,797,679)
Administrator Class	(63,191)	(2,054,168)	(463,024)	(16,820,569)
Institutional Class	(1,367,558)	(43,913,813)	(1,251,776)	(44,720,355)

		(122,266,977)		(173,701,210)

Net decrease in net assets resulting from capital share transactions		(28,592,368)		(63,176,910)

Total decrease in net assets		(21,394,525)		(93,759,714)

Net assets
Beginning of period		302,678,954		396,438,668

End of period		$281,284,429		$302,678,954

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and to disaggregate distributions to shareholders between distributions from net investment income and distributions from realized gains. Accumulated net investment loss at March 31, 2018 was $12,736. The disaggregated distributions information for the year ended March 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from April 1, 2017 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Precious Metals Fund	Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$32.80	$35.99	$32.73	$28.99	$36.65
Net investment loss	(0.03)[1]	(0.11)[1]	(0.22)[1]	(0.05)	(0.11)[1]
Net realized and unrealized gains (losses) on investments	1.17	(2.60)	3.85	3.79	(7.55)

Total from investment operations	1.14	(2.71)	3.63	3.74	(7.66)
Distributions to shareholders from net investment income	0.00	(0.48)	(0.37)	0.00	0.00
Net asset value, end of period	$33.94	$32.80	$35.99	$32.73	$28.99
Total return[2]	3.48%	(7.56)%	11.24%	12.90%	(20.90)%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.21%	1.20%	1.23%	1.23%
Net expenses	1.09%	1.04%	1.09%	1.10%	1.10%
Net investment loss	(0.11)%	(0.32)%	(0.57)%	(0.24)%	(0.30)%
Supplemental data
Portfolio turnover rate[3]	19%	27%	21%	18%	9%
Net assets, end of period (000s omitted)	$162,860	$177,859	$242,423	$236,310	$211,477

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

Consolidated financial highlights	Wells Fargo Precious Metals Fund	17

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$29.09	$32.07	$29.10	$25.97	$33.08
Net investment loss	(0.24)[1]	(0.33)[1]	(0.46)[1]	(0.24)[1]	(0.35)[1]
Net realized and unrealized gains (losses) on investments	1.03	(2.30)	3.49	3.37	(6.76)

Total from investment operations	0.79	(2.63)	3.03	3.13	(7.11)
Distributions to shareholders from net investment income	0.00	(0.35)	(0.06)	0.00	0.00
Net asset value, end of period	$29.88	$29.09	$32.07	$29.10	$25.97
Total return[2]	2.72%	(8.24)%	10.42%	12.05%	(21.49)%
Ratios to average net assets (annualized)
Gross expenses	1.97%	1.96%	1.95%	1.99%	1.98%
Net expenses	1.84%	1.79%	1.84%	1.85%	1.85%
Net investment loss	(0.88)%	(1.07)%	(1.32)%	(0.99)%	(1.06)%
Supplemental data
Portfolio turnover rate[3]	19%	27%	21%	18%	9%
Net assets, end of period (000s omitted)	$14,908	$33,022	$48,710	$52,648	$59,074

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Precious Metals Fund	Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$33.09	$36.27	$32.98	$29.17	$36.82
Net investment income (loss)	0.01 [1]	(0.09)[1]	(0.17)[1]	(0.03)[1]	(0.06)[1]
Net realized and unrealized gains (losses) on investments	1.19	(2.59)	3.87	3.84	(7.59)

Total from investment operations	1.20	(2.68)	3.70	3.81	(7.65)
Distributions to shareholders from net investment income	0.00	(0.50)	(0.41)	0.00	0.00
Net asset value, end of period	$34.29	$33.09	$36.27	$32.98	$29.17
Total return	3.63%	(7.40)%	11.37%	13.06%	(20.78)%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.15%	1.12%	1.13%	1.07%
Net expenses	0.95%	0.91%	0.95%	0.96%	0.96%
Net investment income (loss)	0.04%	(0.25)%	(0.44)%	(0.10)%	(0.17)%
Supplemental data
Portfolio turnover rate[2]	19%	27%	21%	18%	9%
Net assets, end of period (000s omitted)	$8,086	$9,148	$15,325	$16,114	$21,917

[1]	Calculated based upon average shares outstanding

[2]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

Consolidated financial highlights	Wells Fargo Precious Metals Fund	19

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$33.30	$36.47	$33.21	$29.33	$36.96
Net investment income (loss)	0.04	0.02	(0.09)[1]	0.02 [1]	0.01 [1]
Net realized and unrealized gains (losses) on investments	1.23	(2.67)	3.85	3.86	(7.64)

Total from investment operations	1.27	(2.65)	3.76	3.88	(7.63)
Distributions to shareholders from net investment income	0.00	(0.52)	(0.50)	0.00	0.00
Net asset value, end of period	$34.57	$33.30	$36.47	$33.21	$29.33
Total return	3.81%	(7.27)%	11.49%	13.23%	(20.64)%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.88%	0.88%	0.88%	0.80%
Net expenses	0.79%	0.73%	0.79%	0.80%	0.79%
Net investment income (loss)	0.21%	0.01%	(0.24)%	0.06%	0.03%
Supplemental data
Portfolio turnover rate[2]	19%	27%	21%	18%	9%
Net assets, end of period (000s omitted)	$95,431	$82,650	$89,680	$60,156	$43,014

[1]	Calculated based upon average shares outstanding.

[2]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Precious Metals Fund	Notes to consolidated financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Precious Metals Fund (the “Fund”) which is a non-diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. INVESTMENT IN SUBSIDIARY

The Fund invests in precious metals and minerals through Special Investments (Cayman) SPC (the “Subsidiary”), a wholly-owned subsidiary incorporated on May 3, 2005 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of March 31, 2019, the Subsidiary held $12,522,932 in gold bullion representing 99.59% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of March 31, 2019, the Fund held $12,471,591 in the Subsidiary, representing 4.43% of the Fund’s net assets prior to consolidation.

The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.

3. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in commodities are valued at their last traded price.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”)

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2019, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the

Notes to consolidated financial statements	Wells Fargo Precious Metals Fund	21

Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security transactions and income recognition

Securities transactions and commodities are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $205,447,674 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$95,510,022

Gross unrealized losses	(19,365,179)

Net unrealized gains	$76,144,843

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting

22	Wells Fargo Precious Metals Fund	Notes to consolidated financial statements

principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At March 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable loss

$(4,866)	$4,866

As of March 31, 2019, the Fund had capital loss carryforwards which consist of $29,456,427 in short-term capital losses and $158,488,084 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

4. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$30,362,701	$0	$0	$30,362,701

Canada	157,842,895	26,594,214	0	184,437,109

Peru	2,160,000	0	0	2,160,000

South Africa	2,824,242	0	0	2,824,242

United Kingdom	9,073,385	0	0	9,073,385

United States	36,880,751	0	0	36,880,751

Commodities	12,522,932	0	0	12,522,932

Short-term investments

Investment companies	3,331,397	0	0	3,331,397

Total assets	$254,998,303	$26,594,214	$0	$281,592,517

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At March 31, 2019 the Fund did not have any transfers into/out of Level 3.

Notes to consolidated financial statements	Wells Fargo Precious Metals Fund	23

5. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Annual fee rate

First $500 million	0.650%

Next $500 million	0.600

Next $1 billion	0.550

Next $2 billion	0.525

Next $1 billion	0.500

Next $5 billion	0.490

Over $10 billion	0.480

For the year ended March 31, 2019, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

The Subsidiary has entered into a separate advisory contract with Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Funds Management a fee for its services.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class , Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through July 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.09% for Class A shares, 1.84% for Class C shares, 0.95% for Administrator Class shares, and 0.79% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

24	Wells Fargo Precious Metals Fund	Notes to consolidated financial statements

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2019, Funds Distributor received $3,469 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2019 were $53,125,477 and $78,885,162, respectively. These amounts include purchases and sales transactions of the Subsidiary.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended March 31, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

For the year ended March 31, 2019, the Fund did not have any distributions paid to shareholders. The tax character of distributions paid for the year ended March 31, 2018 was $4,630,057 of ordinary income.

As of March 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains (losses)	Capital loss carryforward

$690,503	$76,145,579	$(187,944,511)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended March 31, 2018 were as follows:

Net investment income

Class A	$2,808,058

Class C	414,068

Administrator Class	169,120

Institutional Class	1,238,811

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in precious metals companies and, therefore, may be more affected by changes in the precious metals sector than a fund whose investments are not heavily weighted in any sector.

Notes to consolidated financial statements	Wells Fargo Precious Metals Fund	25

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has early adopted the removal and modification disclosures, as permitted, and will adopt the additional new disclosures at the effective date.

26	Wells Fargo Precious Metals Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Wells Fargo Precious Metals Fund and subsidiary (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the consolidated portfolio of investments, as of March 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related consolidated notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Fund as of March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 24, 2019

Other information (unaudited)	Wells Fargo Precious Metals Fund	27

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended March 31, 2019. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Precious Metals Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Precious Metals Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30	Wells Fargo Precious Metals Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

Appendix A (unaudited)	Wells Fargo Precious Metals Fund	31

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401596 05-19 A316/AR316 03-19

Annual Report

March 31, 2019

Wells Fargo Specialized Technology Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Specialized Technology Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Specialized Technology Fund for the 12-month period that ended March 31, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility for much of 2018. Equity investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent if not spectacular economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.50% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 4.22%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 7.41%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.48% while the Bloomberg Barclays Global Aggregate ex-USD Index5 lost 4.13%. The Bloomberg Barclays Municipal Bond Index6 added 5.38%, and the ICE BofAML U.S. High Yield Index7 gained 5.94%.

Trade tensions and U.S. interest rates influenced markets.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The Fed raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June 2018. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Specialized Technology Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September 2018. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX10.

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Specialized Technology Fund	Letter to shareholders (unaudited)

Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Specialized Technology Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Allianz Global Investors U.S. LLC

Portfolio managers

Huachen Chen, CFA®‡

Walter C. Price, Jr., CFA®‡

Michael A. Seidenberg*

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFSTX)	9-18-2000	10.07	16.19	19.89	16.80	17.57	20.59	1.42	1.39

Class C (WFTCX)	9-18-2000	15.01	16.72	19.70	16.01	16.72	19.70	2.17	2.14

Administrator Class (WFTDX)[3]	7-30-2010	–	–	–	17.02	17.72	20.76	1.34	1.29

Institutional Class (WFTIX)[4]	10-31-2016	–	–	–	17.25	17.83	20.81	1.09	1.04

S&P North American Technology Index[5]	–	–	–	–	15.70	19.15	20.77	–	–

S&P 500 Index[6]	–	–	–	–	9.50	10.91	15.92	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in technology related stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Funds that concentrate their investments in limited sectors, such as information technology, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to convertible securities risk, foreign investment risk, non-diversification risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Specialized Technology Fund	7

Growth of $10,000 investment as of March 31, 2019[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Seidenberg became a portfolio manager of the Fund on August 1, 2018.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through July 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.38% for Class A, 2.13% for Class C, 1.28% for Administrator Class, and 1.03% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns for Administrator Class shares would be higher.

[4]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[5]	The S&P North American Technology Index is a modified market-capitalization-weighted index of select technology stocks. You cannot invest directly in an index.

[6]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the S&P North American Technology Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Specialized Technology Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed the S&P North American Technology Index for the 12-month period that ended March 31, 2019.

∎	The primary drivers for the Fund’s absolute and relative performance included our overweights to select high-growth software companies.

∎	The Fund’s overweights to certain hardware and semiconductor companies detracted from relative returns.

Information technology continues to be a rich source of investment returns.

Information technology (IT) companies continued to demonstrate strong earnings growth and delivered solid stock returns relative to the broad market. Despite the increased market volatility and sharp sell-off in the fourth quarter of 2018, underlying fundamentals remain strong for many IT companies. Suppliers of innovative technologies should continue to benefit as businesses across the economy look to invest in solutions that help increase productivity and enhance efficiency.

We believe one of the most attractive qualities of the IT sector is the regular emergence of new and disruptive trends. Many of these new technologies potentially could expand the influence of technology into other areas of the economy as well as draw value from predecessor technologies within the sector. Our primary goal continues to be to identify these major trends ahead of the crowd and invest in the emerging leaders.

Over the 12-month period, we increased our exposure to select software companies benefiting from the accelerating adoption of cloud computing and software-as-a-service (SaaS) solutions. Many of these stocks performed well due to higher demand for their innovative product offerings, which led to consistently strong earnings growth. We also added exposure to payments companies in the period. Conversely, the team reduced exposure to the more cyclical segments of the IT sector, including semiconductors, hardware, and communications equipment. These segments were negatively affected by weaker global growth and the ongoing trade dispute between the U.S. and China.

Overweights to Twilio Incorporated and Paycom Software, Incorporated, were the largest contributors.

Our position in Twilio Incorporated was a top contributor during the period. The company provides a cloud-based platform that enables developers to build, scale, and operate real-time communications within software applications as a pay-as-you-go service. Twilio’s platform is being increasingly leveraged by companies that are building artificial intelligence applications to enable them to design more intimate, real-time interactions with their customers. We believe the company is extending its lead in the communications platform-as-a-service market, driven by differentiated solutions and strong developer relationships.

Paycom Software, Incorporated, was also among the top contributors. Paycom provides cloud-based payroll and human capital management software in a SaaS format to small and medium-size businesses in the U.S. Paycom’s software provides unique value to customers because it typically replaces multiple systems and helps manage complex compliance requirements. We see the company as a unique cloud asset modernizing the payroll market, which gives it the opportunity to rapidly grow revenue over the next few years while maintaining a best-in-class earnings before interest, tax, depreciation, and amortization (EBITDA) margin.

Other top contributors to relative returns included overweights to MongoDB, Incorporated; Okta, Incorporated; and Square, Incorporated.

The portfolio’s overweight to DXC Technology Company was the largest detractor as the company faced challenges staffing its sales team, which led to slower revenue growth. While orders have been strong, service delivery has been limited due to this staffing issue. We believe the company is solving this problem via internal adjustments and a recent acquisition. DXC offers a variety of solutions for customers, including analytics, applications, and cloud-workload consulting. In our view, cash flow should continue to increase as DXC improves efficiencies across the company, and valuation remains compelling.

Nutanix, Incorporated, was also among the top detractors. The company provides enterprise cloud-platform solutions that converge traditional silos of server, virtualization, and storage into one integrated solution. Shares have been weak recently amid the company’s transition to a subscription- and cloud-based business model. This process has led to a realignment of the sales and marketing function, as well as other investments that have limited earnings growth. We believe the business model transition and recent investments should be positive for the company’s earnings growth longer term.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Specialized Technology Fund	9

Other top detractors from relative returns included overweights to Micron Technology, Incorporated, and Microchip Technology Incorporated and an underweight to Cisco Systems, Incorporated.

We retain an optimistic outlook for the IT sector and for the Fund.

Looking forward, we continue to believe the IT sector may provide some of the stock markets’ best absolute- and relative-return opportunities, especially for bottom-up stock pickers like us. We have observed a wave of innovation within the sector that we believe could produce attractive returns for companies offering best-in-class solutions. We also see a number of companies with present valuations that, in our view, do not fully reflect positive company-specific and/or industry-specific tailwinds. We believe some of the attractive growth themes include cloud computing, auto technology, artificial intelligence, robotics, and cybersecurity.

Ten largest holdings (%) as of March 31, 2019[8]

Facebook Incorporated Class A	5.37

ServiceNow Incorporated	5.06

Amazon.com Incorporated	4.89

Microsoft Corporation	4.83

Paycom Software Incorporated	4.80

Twilio Incorporated Class A	4.48

NetApp Incorporated	3.59

Okta Incorporated	3.39

RingCentral Incorporated Class A	3.00

Square Incorporated Class A	2.88

Industry distribution as of March 31, 2019[9]

Please see footnotes on page 7.

10	Wells Fargo Specialized Technology Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$982.38	$6.82	1.38%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.94	1.38%
Class C

Actual	$1,000.00	$979.34	$10.51	2.13%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.31	$10.70	2.13%
Administrator Class

Actual	$1,000.00	$982.98	$6.33	1.28%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.44	1.28%
Institutional Class

Actual	$1,000.00	$984.19	$5.10	1.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.19	1.03%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019	Wells Fargo Specialized Technology Fund	11

Security name	Shares	Value

Common Stocks: 96.59%

Communication Services: 10.67%

Entertainment: 1.32%

Electronic Arts Incorporated †	15,990	$1,625,064

Netflix Incorporated †	13,515	4,818,908

Tencent Music ADR (a)	3	54

		6,444,026

Interactive Media & Services: 9.35%

Alphabet Incorporated Class A †	8,720	10,262,481

Alphabet Incorporated Class C †	6,540	7,673,447

Facebook Incorporated Class A †	156,965	26,164,496

Tencent Holdings Limited	12,915	593,929

Yandex NV Class A †	25,570	878,074

		45,572,427

Consumer Discretionary: 5.68%

Automobiles: 0.30%

Tesla Motors Incorporated †«	5,210	1,458,071

Internet & Direct Marketing Retail: 5.38%

Alibaba Group Holding Limited ADR †	11,095	2,024,283

Amazon.com Incorporated †	13,380	23,826,435

GrubHub Incorporated †	5,660	393,200

		26,243,918

Health Care: 0.29%

Health Care Technology: 0.29%

Veeva Systems Incorporated Class A †	10,975	1,392,289

Industrials: 1.07%

Electrical Equipment: 0.64%

Bloom Energy Corporation Class A †«	240,765	3,110,684

Industrial Conglomerates: 0.43%

Roper Industries Incorporated	6,130	2,096,276

Information Technology: 78.88%

Communications Equipment: 3.52%

Arista Networks Incorporated †	20,945	6,586,365

Cisco Systems Incorporated	28,730	1,551,133

Nokia Corporation ADR «	69,540	397,769

Palo Alto Networks Incorporated †	33,590	8,158,339

Viavi Solutions Incorporated †	36,625	453,418

		17,147,024

Electronic Equipment, Instruments & Components: 0.16%

Cognex Corporation	14,875	756,543

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Specialized Technology Fund	Portfolio of investments—March 31, 2019

Security name	Shares	Value

IT Services: 22.54%

Capgemini SA	11,450	$1,388,441

DXC Technology Company	133,915	8,612,074

First Data Corporation Class A †	33,230	872,952

Fiserv Incorporated †	6,700	591,476

MasterCard Incorporated Class A	52,845	12,442,355

MongoDB Incorporated †«	77,525	11,397,726

Okta Incorporated †	199,710	16,522,008

PayPal Holdings Incorporated †	93,170	9,674,773

Square Incorporated Class A †	187,245	14,028,395

Twilio Incorporated Class A †	169,140	21,849,505

Visa Incorporated Class A	69,750	10,894,253

Worldpay Incorporated Class A †	13,955	1,583,893

		109,857,851

Semiconductors & Semiconductor Equipment: 13.29%

Analog Devices Incorporated	31,035	3,267,054

Broadcom Incorporated	37,070	11,147,320

Cree Incorporated †	198,645	11,366,467

Cypress Semiconductor Corporation	102,850	1,534,522

Infineon Technologies AG	95,250	1,889,584

Intel Corporation	38,880	2,087,856

KLA-Tencor Corporation	37,200	4,442,052

Lam Research Corporation	2,725	487,802

Microchip Technology Incorporated «	97,455	8,084,867

Micron Technology Incorporated †	64,165	2,651,939

ON Semiconductor Corporation †	545,900	11,229,163

Taiwan Semiconductor Manufacturing Company Limited ADR	11,485	470,426

Teradyne Incorporated	54,395	2,167,097

Texas Instruments Incorporated	36,905	3,914,513

		64,740,662

Software: 34.22%

Adobe Systems Incorporated †	7,510	2,001,340

Aspen Technology Incorporated †	4,725	492,629

Atlassian Corporation plc Class A †	44,260	4,974,381

Autodesk Incorporated †	3,425	533,684

AVEVA Group plc	51,435	2,161,146

CyberArk Software Limited †	14,065	1,674,438

DocuSign Incorporated †	8,175	423,792

Elastic NV †	31,639	2,527,007

FireEye Incorporated †	24,710	414,881

ForeScout Technologies Incorporated †	42,185	1,767,973

Fortinet Incorporated †	34,975	2,936,851

Guidewire Software Incorporated †	4,540	441,106

HubSpot Incorporated †	6,810	1,131,890

Intuit Incorporated	3,920	1,024,727

Micro Focus International plc	22,920	595,998

Microsoft Corporation	199,730	23,556,156

New Relic Incorporated †	8,760	864,612

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019	Wells Fargo Specialized Technology Fund	13

Security name		Shares	Value

Software (continued)

Nutanix Incorporated Class A †		197,135	$7,439,875

Oracle Corporation		55,360	2,973,386

Paycom Software Incorporated †		123,645	23,384,979

Proofpoint Incorporated †		69,530	8,443,028

Rapid7 Incorporated †		28,400	1,437,324

RealPage Incorporated †		14,150	858,764

RingCentral Incorporated Class A †		135,435	14,599,893

Salesforce.com Incorporated †		62,179	9,847,288

ServiceNow Incorporated †		99,965	24,640,373

Smartsheet Incorporated Class A †		10,590	431,966

Sophos Group plc 144A		90,370	354,049

Tableau Software Incorporated Class A †		51,525	6,558,102

Temenos Group AG		6,550	965,644

Workday Incorporated Class A †		60,500	11,667,425

Zendesk Incorporated †		15,150	1,287,750

Zscaler Incorporated †		51,425	3,647,575

Zynga Incorporated Class A †		134,955	719,310

			166,779,342

Technology Hardware, Storage & Peripherals: 5.15%

Apple Incorporated		26,350	5,005,183

NetApp Incorporated		252,580	17,513,894

Pure Storage Incorporated Class A †		48,310	1,052,675

Samsung Electronics Company Limited		38,780	1,525,440

			25,097,192

Total Common Stocks (Cost $291,921,823)			470,696,305

	Yield
Short-Term Investments: 8.04%

Investment Companies: 8.04%

Securities Lending Cash Investments LLC (l)(r)(u)	2.55%	20,473,818	20,475,865

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.38	18,717,955	18,717,955

Total Short-Term Investments (Cost $39,193,820)			39,193,820

Total investments in securities (Cost $331,115,643)	104.63%	509,890,125

Other assets and liabilities, net	(4.63)	(22,581,999)

Total net assets	100.00%	$487,308,126

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Specialized Technology Fund	Portfolio of investments—March 31, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	23,934,530	229,767,809	233,228,521	20,473,818	$33	$0	$410,387	$20,475,865
Wells Fargo Government Money Market Fund Select Class	2,705,051	221,415,282	205,402,378	18,717,955	0	0	502,234	18,717,955

					$33	$0	$912,621	$39,193,820	8.04%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2019	Wells Fargo Specialized Technology Fund	15

Assets
Investments in unaffiliated securities (including $20,369,187 of securities loaned), at value (cost $291,921,823)	$470,696,305
Investments in affiliated securities, at value (cost $39,193,820)	39,193,820
Foreign currency, at value (cost $29)	29
Receivable for investments sold	3,180,559
Receivable for Fund shares sold	443,120
Receivable for dividends	100,885
Prepaid expenses and other assets	23,609

Total assets	513,638,327

Liabilities
Payable upon receipt of securities loaned	20,475,809
Payable for investments purchased	4,702,599
Payable for Fund shares redeemed	536,446
Management fee payable	350,318
Administration fees payable	80,790
Distribution fee payable	7,461
Trustees’ fees and expenses payable	1,983
Accrued expenses and other liabilities	174,795

Total liabilities	26,330,201

Total net assets	$487,308,126

NET ASSETS CONSIST OF
Paid-in capital	$275,565,237
Total distributable earnings	211,742,889

Total net assets	$487,308,126

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$401,989,600
Shares outstanding – Class A1	30,148,807
Net asset value per share – Class A	$13.33
Maximum offering price per share – Class A2	$14.14
Net assets – Class C	$11,614,934
Shares outstanding – Class C1	1,151,623
Net asset value per share – Class C	$10.09
Net assets – Administrator Class	$22,480,114
Shares outstanding – Administrator Class[1]	1,647,217
Net asset value per share – Administrator Class	$13.65
Net assets – Institutional Class	$51,223,478
Shares outstanding – Institutional Class[1]	3,730,800
Net asset value per share – Institutional Class	$13.73

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Specialized Technology Fund	Statement of operations—year ended March 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $17,340)	$2,216,653
Income from affiliated securities	622,307

Total investment income	2,838,960

Expenses
Management fee	4,054,138
Administration fees
Class A	798,092
Class C	32,757
Administrator Class	29,225
Institutional Class	55,364
Shareholder servicing fees
Class A	950,110
Class C	38,997
Administrator Class	55,972
Distribution fee
Class C	116,991
Custody and accounting fees	30,861
Professional fees	46,434
Registration fees	89,365
Shareholder report expenses	71,916
Trustees’ fees and expenses	22,726
Other fees and expenses	25,145

Total expenses	6,418,093
Less: Fee waivers and/or expense reimbursements	(79,499)

Net expenses	6,338,594

Net investment loss	(3,499,634)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	35,765,223
Affiliated securities	33
Forward foreign currency contracts	1,464

Net realized gains on investments	35,766,720

Net change in unrealized gains (losses) on:
Unaffiliated securities	32,209,674
Forward foreign currency contracts	(860)

Net change in unrealized gains (losses) on investments	32,208,814

Net realized and unrealized gains (losses) on investments	67,975,534

Net increase in net assets resulting from operations	$64,475,900

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Specialized Technology Fund	17

	Year ended March 31, 2019		Year ended March 31, 2018[1]

Operations
Net investment loss		$(3,499,634)		$(2,968,325)
Net realized gains on investments		35,766,720		85,463,589
Net change in unrealized gains (losses) on investments		32,208,814		45,515,664

Net increase in net assets resulting from operations		64,475,900		128,010,928

Distributions to shareholders from net investment income and net realized gains
Class A		(67,273,231)		(22,775,603)
Class C		(3,624,112)		(1,248,847)
Administrator Class		(4,975,885)		(3,999,359)
Institutional Class		(7,475,902)		(1,741,744)

Total distributions to shareholders		(83,349,130)		(29,765,553)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,113,717	60,597,284	2,084,687	27,533,950
Class C	268,796	3,062,171	192,101	2,045,595
Administrator Class	1,538,764	23,150,690	1,546,441	19,850,044
Institutional Class	2,894,403	42,700,368	564,328	7,724,961

		129,510,513		57,154,550

Reinvestment of distributions
Class A	5,657,801	65,404,176	1,731,116	22,071,725
Class C	398,400	3,489,984	116,005	1,198,329
Administrator Class	419,248	4,955,513	307,642	3,990,121
Institutional Class	620,076	7,372,701	123,913	1,610,864

		81,222,374		28,871,039

Payment for shares redeemed
Class A	(4,727,403)	(66,144,891)	(3,040,823)	(38,796,202)
Class C	(914,962)	(9,401,210)	(323,924)	(3,371,408)
Administrator Class	(1,645,125)	(21,244,618)	(4,102,652)	(57,561,216)
Institutional Class	(1,697,391)	(23,893,325)	(561,375)	(7,267,274)

		(120,684,044)		(106,996,100)

Net increase (decrease) in net assets resulting from capital share transactions		90,048,843		(20,970,511)

Total increase in net assets		71,175,613		77,274,864

Net assets
Beginning of period		416,132,513		338,857,649

End of period		$487,308,126		$416,132,513

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Accumulated net investment loss at March 31, 2018 was $860. The disaggregated distributions information for the year ended March 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Specialized Technology Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.08	$10.95	$9.39	$10.74	$10.65
Net investment loss	(0.11)	(0.10)[1]	(0.03)[1]	(0.06)	(0.06)
Net realized and unrealized gains (losses) on investments	2.06	4.20	2.17	0.02	1.43

Total from investment operations	1.95	4.10	2.14	(0.04)	1.37
Distributions to shareholders from
Net realized gains	(2.70)	(0.97)	(0.58)	(1.31)	(1.28)
Net asset value, end of period	$13.33	$14.08	$10.95	$9.39	$10.74
Total return[2]	16.80%	38.41%	23.55%	(0.66)%	13.24%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.41%	1.44%	1.45%	1.52%
Net expenses	1.39%	1.41%	1.44%	1.45%	1.51%
Net investment loss	(0.77)%	(0.75)%	(0.28)%	(0.53)%	(0.58)%
Supplemental data
Portfolio turnover rate	107%	109%	131%	153%	119%
Net assets, end of period (000s omitted)	$401,990	$353,552	$266,329	$267,811	$168,108

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Specialized Technology Fund	19

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.38	$9.06	$7.92	$9.33	$9.47
Net investment loss	(0.17)[1]	(0.16)	(0.09)[1]	(0.12)[1]	(0.13)[1]
Net realized and unrealized gains (losses) on investments	1.58	3.45	1.81	0.02	1.27

Total from investment operations	1.41	3.29	1.72	(0.10)	1.14
Distributions to shareholders from
Net realized gains	(2.70)	(0.97)	(0.58)	(1.31)	(1.28)
Net asset value, end of period	$10.09	$11.38	$9.06	$7.92	$9.33
Total return[2]	16.01%	37.45%	22.59%	(1.45)%	12.44%
Ratios to average net assets (annualized)
Gross expenses	2.15%	2.16%	2.19%	2.20%	2.27%
Net expenses	2.14%	2.16%	2.19%	2.20%	2.26%
Net investment loss	(1.52)%	(1.49)%	(1.03)%	(1.34)%	(1.33)%
Supplemental data
Portfolio turnover rate	107%	109%	131%	153%	119%
Net assets, end of period (000s omitted)	$11,615	$15,932	$12,827	$13,797	$14,143

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Specialized Technology Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.34	$11.12	$9.52	$10.86	$10.74
Net investment loss	(0.09)[1]	(0.09)[1]	(0.02)	(0.05)	(0.05)
Net realized and unrealized gains (losses) on investments	2.10	4.28	2.20	0.02	1.45

Total from investment operations	2.01	4.19	2.18	(0.03)	1.40
Distributions to shareholders from
Net realized gains	(2.70)	(0.97)	(0.58)	(1.31)	(1.28)
Net asset value, end of period	$13.65	$14.34	$11.12	$9.52	$10.86
Total return	17.02%	38.55%	23.65%	(0.56)%	13.42%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.33%	1.36%	1.35%	1.36%
Net expenses	1.29%	1.32%	1.33%	1.33%	1.35%
Net investment loss	(0.65)%	(0.66)%	(0.17)%	(0.48)%	(0.42)%
Supplemental data
Portfolio turnover rate	107%	109%	131%	153%	119%
Net assets, end of period (000s omitted)	$22,480	$19,140	$39,833	$32,373	$31,842

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Specialized Technology Fund	21

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2019	2018	2017[1]
Net asset value, beginning of period	$14.37	$11.12	$10.42
Net investment income (loss)	(0.07)	(0.05)	0.01 [2]
Net realized and unrealized gains (losses) on investments	2.13	4.27	1.27

Total from investment operations	2.06	4.22	1.28
Distributions to shareholders from
Net realized gains	(2.70)	(0.97)	(0.58)
Net asset value, end of period	$13.73	$14.37	$11.12
Total return[3]	17.25%	38.91%	12.97%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.08%	1.11%
Net expenses	1.04%	1.07%	1.08%
Net investment income (loss)	(0.42)%	(0.40)%	0.17%
Supplemental data
Portfolio turnover rate	107%	109%	131%
Net assets, end of period (000s omitted)	$51,223	$27,509	$19,869

[1]	For the period from October 31, 2016 (commencement of class operations) to March 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Specialized Technology Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Specialized Technology Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2019, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and

Notes to financial statements	Wells Fargo Specialized Technology Fund	23

foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

24	Wells Fargo Specialized Technology Fund	Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $334,334,452 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$178,565,548

Gross unrealized losses	(3,009,875)

Net unrealized gains	$175,555,673

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At March 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(2,760,676)	$2,760,676

As of March 31, 2019, the Fund had a qualified late-year ordinary loss of $783,694 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Specialized Technology Fund	25

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$52,016,399	$54	$0	$52,016,453

Consumer discretionary	27,701,989	0	0	27,701,989

Health care	1,392,289	0	0	1,392,289

Industrials	5,206,960	0	0	5,206,960

Information technology	384,378,614	0	0	384,378,614

Short-term investments

Investment companies	18,717,955	20,475,865	0	39,193,820

Total assets	$489,414,206	$20,475,919	$0	$509,890,125

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.880%

Next $500 million	0.875

Next $1 billion	0.850

Next $2 billion	0.825

Next $1 billion	0.800

Next $5 billion	0.790

Over $10 billion	0.780

For the year ended March 31, 2019, the management fee was equivalent to an annual rate of 0.88% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Allianz Global Investors U.S. LLC, which is not an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.80% and declining to 0.55% as the average daily net assets of the Fund increase.

26	Wells Fargo Specialized Technology Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through July 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.38% for Class A shares, 2.13% for Class C shares, 1.28% for Administrator Class shares, and 1.03% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to August 1, 2018, the Fund’s expenses were capped at 1.41% for Class A shares, 2.16% for Class C shares, 1.31% for Administrator Class shares and 1.06% for Institutional Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2019, Funds Distributor received $26,790 from the sale of Class A shares and $178 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended March 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2019 were $471,617,981 and $466,911,864 respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended March 31, 2019, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $3,278 in forward foreign currency contracts to sell during the year ended March 31, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

Notes to financial statements	Wells Fargo Specialized Technology Fund	27

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended March 31, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	Year ended March 31

	2019	2018

Ordinary income	$30,325,807	$7,805,610

Long-term capital gain	53,023,323	21,959,943

As of March 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gains	Late-year ordinary losses deferred	Unrealized gains

$36,973,608	$(783,694)	$175,552,975

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended March 31, 2018 were as follows:

Net realized gains

Class A	$22,775,603

Class C	1,248,847

Administrator Class	3,999,359

Institutional Class	1,741,744

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in technology companies and, therefore, would be more affected by changes in the technology sector than would be a fund whose investments are not heavily weighted in the sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

28	Wells Fargo Specialized Technology Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Specialized Technology Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 24, 2019

Other information (unaudited)	Wells Fargo Specialized Technology Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 5.83% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $53,023,323 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $2,265,338 of income dividends paid during the fiscal year ended March 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2019, $30,325,807 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Specialized Technology Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Specialized Technology Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32	Wells Fargo Specialized Technology Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

Appendix A (unaudited)	Wells Fargo Specialized Technology Fund	33

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401597 05-19 A317/AR317 03-19

Annual Report

March 31, 2019

Wells Fargo Utility and Telecommunications Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Utility and Telecommunications Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Utility and Telecommunications Fund for the 12-month period that ended March 31, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility for much of 2018. Equity investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent if not spectacular economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.50% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 4.22%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 7.41%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.48% while the Bloomberg Barclays Global Aggregate ex-USD Index5 lost 4.13%. The Bloomberg Barclays Municipal Bond Index6 added 5.38%, and the ICE BofAML U.S. High Yield Index7 gained 5.94%.

Trade tensions and U.S. interest rates influenced markets.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The Fed raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June 2018. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Utility and Telecommunications Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September 2018. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX10.

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Utility and Telecommunications Fund	Letter to shareholders (unaudited)

Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Utility and Telecommunications Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Crow Point Partners, LLC

Portfolio manager

Timothy P. O’Brien , CFA®‡

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EVUAX)[3]	1-4-1994	12.71	6.89	11.40	19.59	8.16	12.07	1.17	1.14

Class C (EVUCX)[3]	9-2-1994	17.65	7.34	11.23	18.65	7.34	11.23	1.92	1.89

Administrator Class (EVUDX)[4]	7-30-2010	–	–	–	19.80	8.35	12.26	1.09	0.95

Institutional Class (EVUYX)[3]	2-28-1994	–	–	–	20.03	8.51	12.43	0.84	0.78

S&P 500 Utilities Index[5]	–	–	–	–	19.33	10.89	12.88	–	–

S&P 500 Index[6]	–	–	–	–	9.50	10.91	15.92	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in utilities and telecommunication services stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in limited sectors, such as utilities and telecommunication services, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to convertible securities risk, foreign investment risk, high-yield securities risk, smaller-company securities risk, non-diversification risk and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Utility and Telecommunications Fund	7

Growth of $10,000 investment as of March 31, 2019[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through July 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown for this class prior to July 19, 2010, is based on the performance of the same class of the Fund’s predecessor, Evergreen Utility and Telecommunications Fund.

[4]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares.

[5]	The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

[6]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Utilities Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Utility and Telecommunications Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) outperformed its benchmark, the S&P 500 Utilities Index, for the 12-month period that ended March 31, 2019.

∎	The Fund benefited from strength in a number of regulated utilities stocks, certain telecommunication services companies, and two payment network companies.

∎	A Southern California electric utility, a couple of other U.S. utilities, and an Italian multiutility detracted from performance.

A strong economy for much of the period accompanied rising energy prices and interest rates.

Energy prices recovered substantially during the 12-month reporting period. Oil prices rose following producer-output reductions and modestly higher demand. The recovery in natural gas prices was less impressive, with demand depressed by comparatively warm winter weather. Interest rates rose during the year on the short end but actually fell about 30 basis points (bps; 100 bps equal 1.00%) on the long end, and the yield curve ended the year very flat. Lower bond yields made the higher dividends of utility stocks relatively more attractive to income-oriented investors and contributed to the relatively strong performance of utility shares in the year just ended.

We made only moderate changes to the Fund during the reporting period.

The Fund’s composition did not change dramatically during the reporting period, and turnover remained low. We initiated positions in CMS Energy Corporation and NextEra Energy Capital Holdings, Incorporated. We increased our positions in A-Mark Precious Metals Incorporated; Perma-Pipe International Holdings, Incorporated; and Shenandoah Telecommunications Company. We sold ALLETE, Incorporated; Preferred Apartment Communities, Incorporated, a real estate investment trust; CenterPoint Energy, Incorporated; Northwestern Corporation; Spark Energy, Incorporated, common shares (although we still hold Spark Energy preferred shares); AT&T Incorporated; and Wheeler Real Estate Investment Trust, Incorporated.

Some of the Fund’s best-performing utility holdings included American Water Works Company, Incorporated, and PNM Resources, Incorporated, both for the second consecutive year. Utility Eversource Energy also contributed to performance. Shenandoah performed particularly well, as did the Visa Incorporated and MasterCard Incorporated positions. The Fund’s lack of exposure to California utility PG&E Corporation, a major weight in the Fund’s benchmark index, also aided relative performance.

Detractors included A-Mark, Perma-Pipe, Edison International, Spark Energy, and Hera S.p.A.

Our outlook for utilities remains, on balance, favorable.

In our view, the fundamentals of regulated network utilities appear strong. Regulated utilities have abundant opportunities to invest in their core businesses at returns we view as attractive. While the U.S. retains adequate power-generation capacity, current regulatory mandates are requiring utilities to increase renewable energy sources and reduce the country’s historical reliance on fossil fuels in general and coal in particular. The development of U.S. shale-gas production has been providing investors with opportunities to make investments in gas gathering, processing, and transportation infrastructure. Overall, utilities may be growing faster than at any time since the 1950s, due to a combination of the drive toward renewables and a massive replacement capital spending cycle, and their growth could be sustainable for the intermediate term or longer. Our outlook for telecommunication services companies generally is less robust, with the legacy local-exchange telephone business in secular decline, cable under pressure, and wireless approaching saturation; however, select telecommunication services stocks likely present opportunities.

Short-term interest rates have begun to normalize after years of central-bank suppression, although the U.S. Federal Reserve now looks to be on hold for the balance of 2019, spooked by the economic hiccup and market swoon in the fourth quarter of calendar-year 2018. We do not believe that rates are likely to go up much on the short or the long end of the yield curve, as inflation seems well contained. A continued low interest rate environment likely should help support the prices of utilities stocks because income-seeking investors favor their relatively generous and growing dividends. Also, the tax environment has remained reasonably favorable for utilities investors. While the tax rate on qualified dividend income increased to 23.8% from 15.0% in 2013, it remains well below the top marginal tax rate for ordinary income and has had little visible impact on the performance of utilities stocks. For now, we view the outlook for utilities as reasonably bright, with many important positives outweighing a few limited concerns.

Performance highlights (unaudited)	Wells Fargo Utility and Telecommunications Fund	9

Ten largest holdings (%) as of March 31, 2019[8]

Visa Incorporated Class A	10.41

NextEra Energy Incorporated	8.35

CMS Energy Corporation	8.22

Eversource Energy	7.44

PNM Resources Incorporated	7.01

Alliant Energy Corporation	6.84

Shenandoah Telecommunications Company	6.40

Sempra Energy	6.21

MasterCard Incorporated Class A	5.52

American Water Works Company Incorporated	5.15

Industry distribution as of March 31, 2019[9]

Please see footnotes on page 7.

10	Wells Fargo Utility and Telecommunications Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,108.78	$5.99	1.14%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.74	1.14%
Class C

Actual	$1,000.00	$1,104.46	$9.92	1.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.51	$9.50	1.89%
Administrator Class

Actual	$1,000.00	$1,109.76	$5.00	0.95%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Institutional Class

Actual	$1,000.00	$1,110.82	$4.10	0.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019	Wells Fargo Utility and Telecommunications Fund	11

Security name	Shares	Value

Common Stocks: 94.63%

Communication Services: 14.50%

Diversified Telecommunication Services: 3.65%

Verizon Communications Incorporated	250,000	$14,782,500

Media: 4.44%

Comcast Corporation Class A	450,200	17,998,996

Wireless Telecommunication Services: 6.41%

Shenandoah Telecommunications Company	585,000	25,950,600

Financials: 0.32%

Diversified Financial Services: 0.32%

A-Mark Precious Metals Incorporated †	109,999	1,308,988

Industrials: 0.58%

Machinery: 0.58%

Perma-Pipe International Holdings Incorporated †	266,500	2,342,535

Information Technology: 15.93%

IT Services: 15.93%

MasterCard Incorporated Class A	95,000	22,367,750

Visa Incorporated Class A	270,000	42,171,300

		64,539,050

Utilities: 63.30%

Electric Utilities: 34.78%

Alliant Energy Corporation	588,000	27,712,440

American Electric Power Company Incorporated	175,000	14,656,250

Edison International	100,000	6,192,000

Eversource Energy	425,000	30,153,750

NextEra Energy Incorporated	175,000	33,831,000

PNM Resources Incorporated	600,000	28,404,000

		140,949,440

Gas Utilities: 0.02%

Spire Incorporated	1,000	82,290

Multi-Utilities: 23.35%

CMS Energy Corporation	600,000	33,324,000

Dominion Energy Incorporated	269,000	20,621,540

Hera SpA	1,000,000	3,616,523

Public Service Enterprise Group Incorporated	200,000	11,882,000

Sempra Energy	200,000	25,172,000

		94,616,063

Water Utilities: 5.15%

American Water Works Company Incorporated	200,000	20,852,000

Total Common Stocks (Cost $135,737,220)		383,422,462

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Utility and Telecommunications Fund	Portfolio of investments—March 31, 2019

Security name	Dividend yield	Shares	Value

Preferred Stocks: 2.47%

Utilities: 2.47%

Electric Utilities: 0.86%

Spark Energy Incorporated «	9.41%	150,000	$3,487,500

Independent Power & Renewable Electricity Producers: 0.31%

NextEra Energy Capital Holdings Incorporated †	0.00	50,000	1,268,500

Multi-Utilities: 1.30%

CMS Energy Corporation †	0.00	205,000	5,278,750

Total Preferred Stocks (Cost $10,187,100)			10,034,750

	Yield
Short-Term Investments: 2.63%

Investment Companies: 2.63%

Securities Lending Cash Investments LLC (l)(r)(u)	2.55	137,186	137,200

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.38	10,518,041	10,518,041

Total Short-Term Investments (Cost $10,655,241)			10,655,241

Total investments in securities (Cost $156,579,561)	99.73%	404,112,453

Other assets and liabilities, net	0.27	1,076,890

Total net assets	100.00%	$405,189,343

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Common Stocks
Utilities
Electric Utilities
Spark Energy Incorporated Class A *	729,006	0	729,006	0	$(158,537)	$(1,882,680)	$132,132	$0	0.00%

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	1,328,142	3,009,753	4,200,709	137,186	0	0	14,907	137,200
Wells Fargo Government Money Market Fund Select Class	9,340,273	63,203,650	62,025,882	10,518,041	0	0	130,359	10,518,041

					$(158,537)	$(1,882,680)	$277,398	$10,655,241	2.63%

*	No longer held at the end of the period.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2019	Wells Fargo Utility and Telecommunications Fund	13

Assets
Investments in unaffiliated securities (including $131,264 of securities loaned), at value (cost $145,924,320)	$393,457,212
Investments in affiliated securities, at value (cost $10,655,241)	10,655,241
Foreign currency, at value (cost $276,123)	256,532
Receivable for investments sold	1,100,725
Receivable for Fund shares sold	196,834
Receivable for dividends	348,401
Prepaid expenses and other assets	2,604

Total assets	406,017,549

Liabilities
Payable for Fund shares redeemed	227,202
Management fee payable	205,120
Payable upon receipt of securities loaned	137,150
Shareholder servicing fees payable	76,263
Administration fees payable	68,317
Distribution fee payable	12,594
Trustees’ fees and expenses payable	1,901
Accrued expenses and other liabilities	99,659

Total liabilities	828,206

Total net assets	$405,189,343

NET ASSETS CONSIST OF
Paid-in capital	$154,376,469
Total distributable earnings	250,812,874

Total net assets	$405,189,343

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$337,847,827
Shares outstanding – Class A1	14,061,576
Net asset value per share – Class A	$24.03
Maximum offering price per share – Class A2	$25.50
Net assets – Class C	$19,618,235
Shares outstanding – Class C1	815,307
Net asset value per share – Class C	$24.06
Net assets – Administrator Class	$5,295,969
Shares outstanding – Administrator Class[1]	220,187
Net asset value per share – Administrator Class	$24.05
Net assets – Institutional Class	$42,427,312
Shares outstanding – Institutional Class[1]	1,766,720
Net asset value per share – Institutional Class	$24.01

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Utility and Telecommunications Fund	Statement of operations—year ended March 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $16,751)	$9,426,980
Income from affiliated securities	295,665

Total investment income	9,722,645

Expenses
Management fee	2,419,206
Administration fees
Class A	621,830
Class C	77,483
Administrator Class	6,016
Institutional Class	44,918
Shareholder servicing fees
Class A	740,274
Class C	92,241
Administrator Class	11,569
Distribution fee
Class C	276,723
Custody and accounting fees	23,673
Professional fees	53,193
Registration fees	90,282
Shareholder report expenses	82,294
Trustees’ fees and expenses	22,972
Other fees and expenses	12,887

Total expenses	4,575,561
Less: Fee waivers and/or expense reimbursements	(190,558)

Net expenses	4,385,003

Net investment income	5,337,642

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	14,229,639
Affiliated securities	(158,537)

Net realized gains on investments	14,071,102

Net change in unrealized gains (losses) on:
Unaffiliated securities	50,020,960
Affiliated securities	(1,882,680)

Net change in unrealized gains (losses) on investments	48,138,280

Net realized and unrealized gains (losses) on investments	62,209,382

Net increase in net assets resulting from operations	$67,547,024

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Utility and Telecommunications Fund	15

	Year ended March 31, 2019		Year ended March 31, 2018[1]

Operations
Net investment income		$5,337,642		$5,986,877
Net realized gains (losses) on investments		14,071,102		(3,563,384)
Net change in unrealized gains (losses) on investments		48,138,280		13,369,403

Net increase in net assets resulting from operations		67,547,024		15,792,896

Distributions to shareholders from net investment income and net realized gains
Class A		(5,340,753)		(5,216,624)
Class C		(367,071)		(426,300)
Administrator Class		(93,347)		(90,935)
Institutional Class		(753,499)		(572,093)

Total distributions to shareholders		(6,554,670)		(6,305,952)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,320,405	29,507,498	516,687	10,873,178
Class C	54,882	1,186,781	32,953	695,831
Administrator Class	45,614	1,005,325	69,039	1,434,536
Institutional Class	635,353	13,820,300	667,149	13,862,735

		45,519,904		26,866,280

Reinvestment of distributions
Class A	229,766	5,021,772	231,217	4,823,724
Class C	16,325	353,472	19,292	401,388
Administrator Class	4,234	92,538	4,175	87,094
Institutional Class	33,858	740,651	25,626	532,962

		6,208,433		5,845,168

Payment for shares redeemed
Class A	(1,517,053)	(32,912,173)	(2,125,163)	(44,280,111)
Class B	N/A	N/A	(34,601)[2]	(704,872)[2]
Class C	(1,294,523)	(28,777,618)	(568,843)	(11,910,983)
Administrator Class	(59,230)	(1,267,063)	(101,645)	(2,105,048)
Institutional Class	(445,017)	(9,601,338)	(379,011)	(7,884,279)

		(72,558,192)		(66,885,293)

Net decrease in net assets resulting from capital share transactions		(20,829,855)		(34,173,845)

Total increase (decrease) in net assets		40,162,499		(24,686,901)

Net assets
Beginning of period		365,026,844		389,713,745

End of period		$405,189,343		$365,026,844

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at March 31, 2018 was $451,894. The disaggregated distributions information for the year ended March 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from April 1, 2017 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Utility and Telecommunications Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$20.46	$20.01	$18.70	$18.23	$17.71
Net investment income	0.32	0.34	0.35	0.31	0.29
Net realized and unrealized gains (losses) on investments	3.65	0.47	1.30	0.45	0.57

Total from investment operations	3.97	0.81	1.65	0.76	0.86
Distributions to shareholders from
Net investment income	(0.34)	(0.36)	(0.34)	(0.29)	(0.34)
Net realized gains	(0.06)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.40)	(0.36)	(0.34)	(0.29)	(0.34)
Net asset value, end of period	$24.03	$20.46	$20.01	$18.70	$18.23
Total return[1]	19.59%	4.00%	8.87%	4.30%	4.82%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.17%	1.18%	1.20%	1.22%
Net expenses	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income	1.47%	1.60%	1.79%	1.73%	1.57%
Supplemental data
Portfolio turnover rate	10%	7%	22%	15%	29%
Net assets, end of period (000s omitted)	$337,848	$287,047	$308,152	$315,238	$341,342

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Utility and Telecommunications Fund	17

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$20.47	$20.01	$18.70	$18.25	$17.73
Net investment income	0.16 [1]	0.13	0.16	0.17 [1]	0.15
Net realized and unrealized gains (losses) on investments	3.63	0.52	1.34	0.45	0.57

Total from investment operations	3.79	0.65	1.50	0.62	0.72
Distributions to shareholders from
Net investment income	(0.14)	(0.19)	(0.19)	(0.17)	(0.20)
Net realized gains	(0.06)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.20)	(0.19)	(0.19)	(0.17)	(0.20)
Net asset value, end of period	$24.06	$20.47	$20.01	$18.70	$18.25
Total return[2]	18.65%	3.24%	8.04%	3.49%	4.04%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.92%	1.93%	1.95%	1.97%
Net expenses	1.89%	1.89%	1.89%	1.89%	1.89%
Net investment income	0.74%	0.85%	1.02%	0.99%	0.82%
Supplemental data
Portfolio turnover rate	10%	7%	22%	15%	29%
Net assets, end of period (000s omitted)	$19,618	$41,729	$51,123	$57,431	$63,632

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Utility and Telecommunications Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$20.48	$20.03	$18.72	$18.25	$17.73
Net investment income	0.36	0.37	0.38	0.34	0.33
Net realized and unrealized gains (losses) on investments	3.65	0.48	1.30	0.45	0.56

Total from investment operations	4.01	0.85	1.68	0.79	0.89
Distributions to shareholders from
Net investment income	(0.38)	(0.40)	(0.37)	(0.32)	(0.37)
Net realized gains	(0.06)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.44)	(0.40)	(0.37)	(0.32)	(0.37)
Net asset value, end of period	$24.05	$20.48	$20.03	$18.72	$18.25
Total return	19.80%	4.21%	9.04%	4.49%	5.01%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.09%	1.10%	1.09%	1.06%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.66%	1.80%	1.93%	1.93%	1.79%
Supplemental data
Portfolio turnover rate	10%	7%	22%	15%	29%
Net assets, end of period (000s omitted)	$5,296	$4,702	$5,168	$6,740	$8,365

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Utility and Telecommunications Fund	19

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$20.45	$20.00	$18.69	$18.23	$17.74
Net investment income	0.41	0.41	0.42	0.36 [1]	0.35 [1]
Net realized and unrealized gains (losses) on investments	3.62	0.47	1.30	0.45	0.54

Total from investment operations	4.03	0.88	1.72	0.81	0.89
Distributions to shareholders from
Net investment income	(0.41)	(0.43)	(0.41)	(0.35)	(0.40)
Net realized gains	(0.06)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.47)	(0.43)	(0.41)	(0.35)	(0.40)
Net asset value, end of period	$24.01	$20.45	$20.00	$18.69	$18.23
Total return	20.03%	4.38%	9.26%	4.63%	5.02%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.84%	0.85%	0.84%	0.79%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income	1.83%	1.95%	2.18%	2.03%	1.89%
Supplemental data
Portfolio turnover rate	10%	7%	22%	15%	29%
Net assets, end of period (000s omitted)	$42,427	$31,548	$24,575	$15,295	$14,156

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Utility and Telecommunications Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Utility and Telecomunications Fund (the “Fund”) which is a non-diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2019 such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of

Notes to financial statements	Wells Fargo Utility and Telecommunications Fund	21

securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

22	Wells Fargo Utility and Telecommunications Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $156,602,275 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$247,869,899

Gross unrealized losses	(359,721)

Net unrealized gains	$247,510,178

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$58,732,096	$0	$0	$58,732,096

Financials	1,308,988	0	0	1,308,988

Industrials	2,342,535	0	0	2,342,535

Information technology	64,539,050	0	0	64,539,050

Utilities	256,499,793	0	0	256,499,793

Preferred stocks

Utilities	10,034,750	0	0	10,034,750

Short-term investments

Investment companies	10,518,041	137,200	0	10,655,241

Total assets	$403,975,253	$137,200	$0	$404,112,453

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

Notes to financial statements	Wells Fargo Utility and Telecommunications Fund	23

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.650%

Next $500 million	0.600%

Next $1 billion	0.550%

Next $2 billion	0.525%

Next $1 billion	0.500%

Next $5 billion	0.490%

Over $10 billion	0.480%

For the year ended March 31, 2019, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Crow Point Partners, LLC, which is not an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through July 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.14% for Class A shares, 1.89% for Class C shares, and 0.95% for Administrator Class shares, and 0.78% for Institutional Class. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive

24	Wells Fargo Utility and Telecommunications Fund	Notes to financial statements

the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2019, Funds Distributor received $12,077 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $5,316,910 and $9,503,004 in interfund purchases and sales, respectively, during the year ended March 31, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2019 were $36,756,795 and $57,035,066, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the ended March 31, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	Year ended March 31

	2019	2018

Ordinary income	$5,554,488	$6,305,952

Long-term capital gain	1,000,182	0

As of March 31, 2019, the components of distribution earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$250,975	$3,079,037	$247,490,587

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended March 31, 2018 were as follows:

Net investment income

Class A	$5,216,624

Class C	426,300

Administrator Class	90,935

Institutional Class	572,093

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in utility companies and, therefore, may be more affected by changes in the utility sector than would be a fund whose investments are not heavily weighted in any sector.

Notes to financial statements	Wells Fargo Utility and Telecommunications Fund	25

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

26	Wells Fargo Utility and Telecommunications Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Utility and Telecommunications Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 29, 2019

Other information (unaudited)	Wells Fargo Utility and Telecommunications Fund	27

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $1,000,182 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $5,554,488 of income dividends paid during the fiscal year ended March 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2019, $71,806 has been designed as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Utility and Telecommunications Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Utility and Telecommunications Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30	Wells Fargo Utility and Telecommunications Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

Appendix A (unaudited)	Wells Fargo Utility and Telecommunications Fund	31

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401598 05-19 A318/AR318 03-19

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended March 31, 2019	Fiscal year ended March 31, 2018
Audit fees	$299,890	$295,730
Audit-related fees	—	—
Tax fees (1)	41,385	40,565
All other fees	—	—

	$341,275	$336,295

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	May 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	May 29, 2019

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	May 29, 2019